UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1796

Fidelity Destiny Portfolios
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1. Reports to Stockholders

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Capital Development Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-10.86%	9.53%	4.93%
Class T (incl. 3.50% sales charge)	-9.25%	9.48%	4.66%
Class B (incl. contingent deferred sales charge) A	-10.43%	9.47%	4.86%
Class C (incl. contingent deferred sales charge) B	-7.22%	9.77%	4.57%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes (excluding sales charges, if applicable) meaningfully lagged the benchmark S&P 500® index. Versus the S&P 500®, stock picking in the energy sector was the biggest disappointment, while modestly overweighting the beleaguered group also hurt our relative results. Within energy, the fund was especially hampered by positions in energy exploration and production company Apache and Canada-based Suncor, an integrated energy company not in the benchmark. The sharp drop in the oil price hurt both companies, while Suncor was further weighed down by a weaker Canadian dollar, which lowered returns for U.S. investors. Positioning in the consumer discretionary sector also was negative - especially not holding strong-performing benchmark component Amazon.com - while security selection in financials and materials further detracted. On the positive side, our choices in information technology added value. On an individual basis, the biggest contributor was a sizable position in retailer Target, which reported improved financial results over the past 12 months. Also of note, the fund benefited from positions in tobacco companies Lorillard and Reynolds American, both of which we sold after the stocks' prices exceeded our target. Reynolds acquired Lorillard in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period C April 1, 2015 to September 30, 2015
Class O	.59%
Actual		$ 1,000.00	$ 912.20	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,022.11	$ 2.99
Class A	.89%
Actual		$ 1,000.00	$ 910.40	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.51
Class T	1.42%
Actual		$ 1,000.00	$ 908.40	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.18
Class B	1.89%
Actual		$ 1,000.00	$ 905.50	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class C	1.89%
Actual		$ 1,000.00	$ 905.80	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class I	.75%
Actual		$ 1,000.00	$ 911.20	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.4	4.1
General Electric Co.	3.5	2.8
Apple, Inc.	3.4	3.6
Bank of America Corp.	2.8	2.3
Citigroup, Inc.	2.6	2.4
Microsoft Corp.	2.5	2.2
Target Corp.	2.3	2.3
Google, Inc. Class A	2.0	1.6
Procter & Gamble Co.	1.8	1.6
Comcast Corp. Class A	1.8	1.8
	27.1
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	21.8
Financials	21.0	19.6
Health Care	12.8	13.0
Industrials	12.3	12.1
Consumer Discretionary	10.5	10.9
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.7%		Stocks 99.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	10.1%	** Foreign investments	11.1%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	57,400	$ 3,151,260
Tesla Motors, Inc. (a)	8,700	2,161,080
		5,312,340
Diversified Consumer Services - 0.4%
H&R Block, Inc.	263,500	9,538,700
Hotels, Restaurants & Leisure - 0.8%
Las Vegas Sands Corp.	138,400	5,255,048
Yum! Brands, Inc.	214,324	17,135,204
		22,390,252
Household Durables - 0.4%
KB Home (d)	433,300	5,871,215
Taylor Morrison Home Corp. (a)	239,200	4,463,472
		10,334,687
Internet & Catalog Retail - 0.3%
Priceline Group, Inc. (a)	7,100	8,781,706
Media - 4.6%
Comcast Corp. Class A	828,300	47,113,704
Liberty Global PLC Class A (a)	97,700	4,195,238
Scripps Networks Interactive, Inc. Class A	94,700	4,658,293
Sinclair Broadcast Group, Inc. Class A (d)	328,100	8,307,492
Starz Series A (a)	118,400	4,421,056
Time Warner, Inc.	492,710	33,873,813
Viacom, Inc. Class B (non-vtg.)	450,700	19,447,705
		122,017,301
Multiline Retail - 2.3%
Target Corp.	767,350	60,359,751
Specialty Retail - 1.4%
Lowe's Companies, Inc.	474,400	32,695,648
Lumber Liquidators Holdings, Inc. (a)(d)	275,900	3,625,326
		36,320,974
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)	70,000	2,956,800
TOTAL CONSUMER DISCRETIONARY		278,012,511
CONSUMER STAPLES - 7.1%
Beverages - 2.3%
Diageo PLC	567,002	15,233,598
PepsiCo, Inc.	64,000	6,035,200
SABMiller PLC	111,300	6,291,952
The Coca-Cola Co.	807,100	32,380,852
		59,941,602
Food & Staples Retailing - 1.2%
CVS Health Corp.	136,200	13,140,576
Tesco PLC	552,000	1,533,232
United Natural Foods, Inc. (a)	98,600	4,783,086
Walgreens Boots Alliance, Inc.	128,600	10,686,660
		30,143,554

	Shares	Value
Food Products - 0.1%
Keurig Green Mountain, Inc.	3,325	$ 173,366
Mead Johnson Nutrition Co. Class A	44,000	3,097,600
		3,270,966
Household Products - 1.8%
Procter & Gamble Co.	661,500	47,588,310
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	163,864	18,038,149
Philip Morris International, Inc.	348,744	27,665,862
		45,704,011
TOTAL CONSUMER STAPLES		186,648,443
ENERGY - 8.6%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	717,500	10,102,400
Helmerich & Payne, Inc. (d)	32,500	1,535,950
National Oilwell Varco, Inc.	155,000	5,835,750
Oceaneering International, Inc.	267,700	10,515,256
Schlumberger Ltd.	112,200	7,738,434
		35,727,790
Oil, Gas & Consumable Fuels - 7.2%
Amyris, Inc. (a)(d)	1,784,459	3,586,763
Anadarko Petroleum Corp.	58,900	3,556,971
Apache Corp.	528,400	20,692,144
Cabot Oil & Gas Corp.	225,000	4,918,500
Cenovus Energy, Inc.	41,900	635,486
Chevron Corp.	532,827	42,029,394
Cobalt International Energy, Inc. (a)	471,100	3,335,388
ConocoPhillips Co.	288,200	13,822,072
Golar LNG Ltd.	99,300	2,768,484
Imperial Oil Ltd.	581,900	18,435,918
Kinder Morgan, Inc.	208,100	5,760,208
Legacy Reserves LP	180,924	739,979
Markwest Energy Partners LP	164,300	7,050,113
Memorial Resource Development Corp. (a)	80,200	1,409,916
Noble Energy, Inc.	63,600	1,919,448
SM Energy Co.	55,600	1,781,424
Suncor Energy, Inc.	1,564,200	41,833,120
The Williams Companies, Inc.	319,158	11,760,972
Williams Partners LP	151,700	4,842,264
		190,878,564
TOTAL ENERGY		226,606,354
FINANCIALS - 21.0%
Banks - 13.9%
Bank of America Corp.	4,699,300	73,215,094
Citigroup, Inc.	1,398,704	69,389,705
Comerica, Inc.	169,500	6,966,450
Fifth Third Bancorp	270,800	5,120,828
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	1,906,010	$ 116,209,427
Lloyds Banking Group PLC	1,034,000	1,177,169
PNC Financial Services Group, Inc.	96,516	8,609,227
Regions Financial Corp.	1,428,300	12,868,983
Standard Chartered PLC (United Kingdom)	735,362	7,128,380
SunTrust Banks, Inc.	669,800	25,613,152
U.S. Bancorp	631,842	25,911,840
Wells Fargo & Co.	315,450	16,198,358
		368,408,613
Capital Markets - 4.9%
Charles Schwab Corp.	602,355	17,203,259
E*TRADE Financial Corp. (a)	257,800	6,787,874
Goldman Sachs Group, Inc.	5,400	938,304
KKR & Co. LP	303,082	5,085,716
Morgan Stanley	905,800	28,532,700
Northern Trust Corp.	264,095	18,000,715
State Street Corp.	639,990	43,013,728
The Blackstone Group LP	291,200	9,222,304
		128,784,600
Insurance - 1.7%
American International Group, Inc.	278,900	15,847,098
MetLife, Inc.	433,600	20,444,240
Principal Financial Group, Inc.	172,900	8,185,086
		44,476,424
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)	1,232,500	11,412,950
Radian Group, Inc.	156,100	2,483,551
		13,896,501
TOTAL FINANCIALS		555,566,138
HEALTH CARE - 12.8%
Biotechnology - 2.8%
Alnylam Pharmaceuticals, Inc. (a)	34,500	2,772,420
Amgen, Inc.	154,715	21,400,179
Biogen, Inc. (a)	63,400	18,500,754
BioMarin Pharmaceutical, Inc. (a)	13,300	1,400,756
Celldex Therapeutics, Inc. (a)	11,700	123,318
Clovis Oncology, Inc. (a)	28,100	2,584,076
Discovery Laboratories, Inc. (a)	1,202,400	360,720
Genocea Biosciences, Inc. (a)	41,600	284,960
Insmed, Inc. (a)	147,800	2,744,646
Intercept Pharmaceuticals, Inc. (a)(d)	144,314	23,935,920
Spark Therapeutics, Inc.	32,700	1,364,571
		75,472,320
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	195,000	7,842,900
Alere, Inc. (a)	665,600	32,048,640

	Shares	Value
Boston Scientific Corp. (a)	2,139,551	$ 35,110,032
Medtronic PLC	145,600	9,746,464
Neovasc, Inc. (a)	80,100	395,694
St. Jude Medical, Inc.	96,100	6,062,949
Zimmer Biomet Holdings, Inc.	86,200	8,096,766
		99,303,445
Health Care Providers & Services - 1.9%
Express Scripts Holding Co. (a)	319,600	25,874,816
McKesson Corp.	126,780	23,458,103
		49,332,919
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	80,700	338,940
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	96,400	3,309,412
Pharmaceuticals - 4.2%
Allergan PLC (a)	45,200	12,285,812
GlaxoSmithKline PLC sponsored ADR	813,200	31,267,540
Jazz Pharmaceuticals PLC (a)	56,000	7,437,360
Johnson & Johnson	267,760	24,995,396
Teva Pharmaceutical Industries Ltd. sponsored ADR	538,450	30,400,887
TherapeuticsMD, Inc. (a)	485,500	2,845,030
Theravance, Inc.	256,400	1,840,952
		111,072,977
TOTAL HEALTH CARE		338,830,013
INDUSTRIALS - 12.3%
Aerospace & Defense - 1.4%
KEYW Holding Corp. (a)	120,517	741,180
The Boeing Co.	192,100	25,155,495
United Technologies Corp.	132,000	11,746,680
		37,643,355
Air Freight & Logistics - 2.0%
FedEx Corp.	96,300	13,865,274
Hub Group, Inc. Class A (a)	244,400	8,898,604
United Parcel Service, Inc. Class B	313,000	30,889,970
		53,653,848
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	25,700	781,280
Lennox International, Inc.	51,600	5,847,828
		6,629,108
Commercial Services & Supplies - 0.5%
ADT Corp. (d)	455,800	13,628,420
Electrical Equipment - 1.0%
AMETEK, Inc.	165,400	8,653,728
Eaton Corp. PLC	32,300	1,656,990
Emerson Electric Co.	238,100	10,516,877
Hubbell, Inc. Class B	56,918	4,835,184
		25,662,779
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 3.5%
General Electric Co.	3,693,400	$ 93,147,548
Machinery - 0.8%
Deere & Co.	102,900	7,614,600
Ingersoll-Rand PLC	95,500	4,848,535
Joy Global, Inc. (d)	100,000	1,493,000
Rexnord Corp. (a)	233,300	3,961,434
Valmont Industries, Inc.	37,500	3,558,375
		21,475,944
Professional Services - 0.5%
Acacia Research Corp.	464,768	4,220,093
Verisk Analytics, Inc. (a)	101,200	7,479,692
		11,699,785
Road & Rail - 2.1%
CSX Corp.	856,700	23,045,230
Genesee & Wyoming, Inc. Class A (a)	109,400	6,463,352
J.B. Hunt Transport Services, Inc.	134,600	9,610,440
Kansas City Southern	96,000	8,724,480
Norfolk Southern Corp.	86,200	6,585,680
Union Pacific Corp.	18,800	1,662,108
		56,091,290
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	209,500	5,995,890
TOTAL INDUSTRIALS		325,627,967
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	1,540,200	40,430,250
QUALCOMM, Inc.	838,000	45,025,740
		85,455,990
Internet Software & Services - 4.6%
Facebook, Inc. Class A (a)	51,000	4,584,900
Google, Inc.:
Class A (a)	81,000	51,707,970
Class C	67,083	40,814,639
Twitter, Inc. (a)	422,400	11,379,456
Yahoo!, Inc. (a)	461,459	13,340,780
		121,827,745
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	141,500	8,859,315
Fidelity National Information Services, Inc.	79,400	5,326,152
IBM Corp.	207,100	30,023,287
MasterCard, Inc. Class A	390,800	35,218,896
Paychex, Inc.	346,100	16,484,743
The Western Union Co.	129,600	2,379,456

	Shares	Value
Unisys Corp. (a)	556,799	$ 6,625,908
Visa, Inc. Class A	532,800	37,114,848
		142,032,605
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. Class A	259,636	13,353,079
Marvell Technology Group Ltd.	488,100	4,417,305
		17,770,384
Software - 4.1%
Adobe Systems, Inc. (a)	113,200	9,307,304
Autodesk, Inc. (a)	133,700	5,901,518
Microsoft Corp.	1,492,700	66,066,902
Oracle Corp.	521,550	18,838,386
Salesforce.com, Inc. (a)	123,300	8,560,719
		108,674,829
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	818,600	90,291,580
EMC Corp.	1,244,200	30,059,872
First Data Holdings, Inc. Class B (a)(e)	2,081,477	9,491,535
Western Digital Corp.	63,100	5,012,664
		134,855,651
TOTAL INFORMATION TECHNOLOGY		610,617,204
MATERIALS - 2.9%
Chemicals - 2.4%
Airgas, Inc.	131,590	11,754,935
E.I. du Pont de Nemours & Co.	92,847	4,475,225
Intrepid Potash, Inc. (a)	399,140	2,211,236
LyondellBasell Industries NV Class A	34,600	2,884,256
Monsanto Co.	303,900	25,934,826
Potash Corp. of Saskatchewan, Inc.	354,400	7,284,520
Syngenta AG (Switzerland)	29,010	9,295,117
		63,840,115
Containers & Packaging - 0.3%
WestRock Co.	181,134	9,317,533
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	494,500	4,791,705
TOTAL MATERIALS		77,949,353
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	640,306	27,859,714
UTILITIES - 0.3%
Electric Utilities - 0.2%
Exelon Corp.	154,900	4,600,530
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	195,800	$ 4,047,186
TOTAL UTILITIES		8,647,716
TOTAL COMMON STOCKS (Cost $2,549,719,898)		2,636,365,413
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(e)	28,061	13,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $474,963)		13,927
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.18% (b)	1,431,347	1,431,347
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	33,335,273	33,335,273
TOTAL MONEY MARKET FUNDS (Cost $34,766,620)		34,766,620
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,584,961,481)	2,671,145,960
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(26,793,565)
NET ASSETS - 100%	$ 2,644,352,395
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,505,462 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,325,908
NJOY, Inc. Series D	2/14/14	$ 474,963
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,798
Fidelity Securities Lending Cash Central Fund	953,751
Total	$ 966,549
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 278,026,438	$ 278,012,511	$ -	$ 13,927
Consumer Staples	186,648,443	169,881,613	16,766,830	-
Energy	226,606,354	226,606,354	-	-
Financials	555,566,138	554,388,969	1,177,169	-
Health Care	338,830,013	338,830,013	-	-
Industrials	325,627,967	325,627,967	-	-
Information Technology	610,617,204	601,125,669	-	9,491,535
Materials	77,949,353	68,654,236	9,295,117	-
Telecommunication Services	27,859,714	27,859,714	-	-
Utilities	8,647,716	8,647,716	-	-
Money Market Funds	34,766,620	34,766,620	-	-
Total Investments in Securities:	$ 2,671,145,960	$ 2,634,401,382	$ 27,239,116	$ 9,505,462
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
United Kingdom	3.7%
Canada	2.6%
Ireland	1.5%
Israel	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $32,400,550) - See accompanying schedule: Unaffiliated issuers (cost $2,550,194,861)	$ 2,636,379,340
Fidelity Central Funds (cost $34,766,620)	34,766,620
Total Investments (cost $2,584,961,481)		$ 2,671,145,960
Foreign currency held at value (cost $289,222)		290,835
Receivable for investments sold		19,526,298
Receivable for fund shares sold		363,153
Dividends receivable		4,359,512
Distributions receivable from Fidelity Central Funds		86,957
Prepaid expenses		9,001
Other receivables		505,595
Total assets		2,696,287,311

Liabilities
Payable for investments purchased	$ 15,988,189
Payable for fund shares redeemed	1,026,534
Accrued management fee	1,241,154
Distribution and service plan fees payable	76,970
Other affiliated payables	121,587
Other payables and accrued expenses	145,209
Collateral on securities loaned, at value	33,335,273
Total liabilities		51,934,916

Net Assets		$ 2,644,352,395
Net Assets consist of:
Paid in capital		$ 2,432,736,121
Undistributed net investment income		29,821,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		95,808,631
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,986,528
Net Assets		$ 2,644,352,395

Statement of Assets and Liabilities - continued

September 30, 2015

Class O: Net Asset Value, offering price and redemption price per share ($2,290,766,713 ÷ 172,284,867 shares)	$ 13.30

Class A: Net Asset Value and redemption price per share ($347,874,942 ÷ 26,969,376 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($2,066,334 ÷ 164,116 shares)	$ 12.59

Maximum offering price per share (100/96.50 of $12.59)	$ 13.05
Class B: Net Asset Value and offering price per share ($92,417 ÷ 7,529 shares)A	$ 12.27

Class C: Net Asset Value and offering price per share ($1,948,331 ÷ 159,519 shares)A	$ 12.21

Class I: Net Asset Value, offering price and redemption price per share ($1,603,658 ÷ 120,189 shares)	$ 13.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2015
Investment Income
Dividends		$ 58,566,629
Income from Fidelity Central Funds		966,549
Total income		59,533,178

Expenses
Management fee	$ 16,478,274
Transfer agent fees	303,889
Distribution and service plan fees	1,007,706
Accounting and security lending fees	891,236
Custodian fees and expenses	90,870
Independent trustees' compensation	13,192
Depreciation in deferred trustee compensation account	(43)
Registration fees	77,128
Audit	75,115
Legal	18,378
Interest	138
Miscellaneous	21,619
Total expenses before reductions	18,977,502
Expense reductions	(100,395)	18,877,107

Net investment income (loss)		40,656,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,093,043
Foreign currency transactions	11,009
Total net realized gain (loss)		107,104,052
Change in net unrealized appreciation (depreciation) on: Investment securities	(285,117,204)
Assets and liabilities in foreign currencies	(26,003)
Total change in net unrealized appreciation (depreciation)		(285,143,207)
Net gain (loss)		(178,039,155)
Net increase (decrease) in net assets resulting from operations		$ (137,383,084)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,656,071	$ 37,078,894
Net realized gain (loss)	107,104,052	756,490,199
Change in net unrealized appreciation (depreciation)	(285,143,207)	(329,040,539)
Net increase (decrease) in net assets resulting from operations	(137,383,084)	464,528,554
Distributions to shareholders from net investment income	(37,611,672)	(17,694,240)
Distributions to shareholders from net realized gain	(413,083,355)	-
Total distributions	(450,695,027)	(17,694,240)
Share transactions - net increase (decrease)	203,326,997	(277,301,163)
Total increase (decrease) in net assets	(384,751,114)	169,533,151

Net Assets
Beginning of period	3,029,103,509	2,859,570,358
End of period (including undistributed net investment income of $29,821,115 and undistributed net investment income of $28,973,761, respectively)	$ 2,644,352,395	$ 3,029,103,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.53	$ 14.24	$ 12.04	$ 9.67	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.21	.20	.11	.12	.05
Net realized and unrealized gain (loss)	(.95)	2.19	2.22	2.32	.18
Total from investment operations	(.74)	2.39	2.33	2.44	.23
Distributions from net investment income	(.21)	(.10)	(.13)	(.06)	(.05)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.49)	(.10)	(.13)	(.07)	(.06)
Net asset value, end of period	$ 13.30	$ 16.53	$ 14.24	$ 12.04	$ 9.67
Total Return A, B	(5.16)%	16.83%	19.62%	25.38%	2.33%
Ratios to Average Net Assets D, F
Expenses before reductions	.59%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.59%	.59%	.59%	.60%	.59%
Net investment income (loss)	1.40%	1.27%	.90%	1.05%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,290,767	$ 2,634,214	$ 2,497,596	$ 2,382,741	$ 2,150,649
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.10	$ 13.87	$ 11.74	$ 9.42	$ 9.26
Income from Investment Operations
Net investment income (loss) D	.16	.15	.07	.08	.01
Net realized and unrealized gain (loss)	(.92)	2.13	2.15	2.28	.17
Total from investment operations	(.76)	2.28	2.22	2.36	.18
Distributions from net investment income	(.17)	(.05)	(.09)	(.03)	(.01)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.44) H	(.05)	(.09)	(.04)	(.02)
Net asset value, end of period	$ 12.90	$ 16.10	$ 13.87	$ 11.74	$ 9.42
Total Return A, B, C	(5.42)%	16.50%	19.12%	25.06%	1.91%
Ratios to Average Net Assets E, G
Expenses before reductions	.89%	.89%	.92%	.94%	.95%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.94%	.95%
Expenses net of all reductions	.89%	.89%	.90%	.94%	.94%
Net investment income (loss)	1.10%	.97%	.58%	.71%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,875	$ 389,001	$ 357,203	$ 325,967	$ 284,072
Portfolio turnover rate F	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.44 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.278 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.78	$ 13.62	$ 11.55	$ 9.28	$ 9.15
Income from Investment Operations
Net investment income (loss) C	.08	.06	.01	.02	(.04)
Net realized and unrealized gain (loss)	(.89)	2.10	2.12	2.25	.17
Total from investment operations	(.81)	2.16	2.13	2.27	.13
Distributions from net investment income	(.10)	-	(.06)	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.38)	-	(.06)	-	-
Net asset value, end of period	$ 12.59	$ 15.78	$ 13.62	$ 11.55	$ 9.28
Total Return A, B	(5.96)%	15.86%	18.50%	24.46%	1.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of fee waivers, if any	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of all reductions	1.42%	1.43%	1.43%	1.45%	1.43%
Net investment income (loss)	.56%	.43%	.05%	.20%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,066	$ 2,140	$ 1,543	$ 1,007	$ 739
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 13.35	$ 11.31	$ 9.13	$ 9.05
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.03)	(.09)
Net realized and unrealized gain (loss)	(.87)	2.05	2.09	2.21	.17
Total from investment operations	(.86)	2.05	2.04	2.18	.08
Distributions from net realized gain	(2.27)	-	-	-	-
Net asset value, end of period	$ 12.27	$ 15.40	$ 13.35	$ 11.31	$ 9.13
Total Return A, B	(6.44)%	15.36%	18.04%	23.88%	.88%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.90%	1.89%
Net investment income (loss)	.09%	(.03)%	(.40)%	(.25)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 144	$ 184	$ 235	$ 296
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 13.32	$ 11.28	$ 9.11	$ 9.02
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.02)	(.08)
Net realized and unrealized gain (loss)	(.87)	2.04	2.09	2.19	.17
Total from investment operations	(.86)	2.04	2.04	2.17	.09
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.29)	-	-	-	-
Net asset value, end of period	$ 12.21	$ 15.36	$ 13.32	$ 11.28	$ 9.11
Total Return A, B	(6.43)%	15.32%	18.09%	23.82%	1.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.87%	1.85%
Net investment income (loss)	.10%	(.03)%	(.39)%	(.22)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,948	$ 1,879	$ 1,764	$ 1,380	$ 1,007
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Advisor Capital Development Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 14.28	$ 12.09	$ 9.71	$ 9.54
Income from Investment Operations
Net investment income (loss) B	.19	.18	.09	.09	.02
Net realized and unrealized gain (loss)	(.96)	2.20	2.21	2.34	.18
Total from investment operations	(.77)	2.38	2.30	2.43	.20
Distributions from net investment income	(.19)	(.08)	(.11)	(.04)	(.02)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.47)	(.08)	(.11)	(.05)	(.03)
Net asset value, end of period	$ 13.34	$ 16.58	$ 14.28	$ 12.09	$ 9.71
Total Return A	(5.35)%	16.72%	19.24%	25.10%	2.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.79%	.87%	.88%
Expenses net of fee waivers, if any	.75%	.74%	.79%	.87%	.88%
Expenses net of all reductions	.75%	.73%	.78%	.86%	.86%
Net investment income (loss)	1.24%	1.13%	.71%	.79%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 1,726	$ 1,281	$ 385	$ 199
Portfolio turnover rate D	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Class I(formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

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3. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,221,525
Gross unrealized depreciation	(275,420,187)
Net unrealized appreciation (depreciation) on securities	$ 83,801,338
Tax Cost	$ 2,587,344,622

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,903,424
Undistributed long-term capital gain	$ 100,626,611
Net unrealized appreciation (depreciation) on securities and other investments	$ 83,605,723

The Fund intends to elect to defer to its next fiscal year $2,434,838 of capital losses recognized during the period November 1, 2014 to September 30, 2015.

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 39,968,923	$ 17,694,240
Long-term Capital Gains	410,726,104	-
Total	$ 450,695,027	$ 17,694,240

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $972,655,394 and $1,166,760,805, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	975,476	11,227
Class T	.25%	.25%	11,326	49
Class B	.75%	.25%	1,276	958
Class C	.75%	.25%	19,628	2,317
			$ 1,007,706	$ 14,551

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	7,293
Class T	1,447
Class B*	-
Class C*	505
$ 9,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, and Class I. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 93,621	.00*
Class A	193,255.05
Class T	7,621.34
Class B	386.30
Class C	5,960.30
Class I	3,046.16
	$ 303,889

* Amount represents less than 0.005%.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,646 for the period.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,678,333.35%		$ 138

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,422 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $953,751, including $3,863 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,535 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,123 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 1,393
Class A	298
Class T	5
Class C	5
Class I	36
$ 1,737

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 33,600,473	$ 16,337,634
Class A	3,972,265	1,348,617
Class T	13,494	-
Class C	1,465	-
Class I	23,975	7,989
Total	$ 37,611,672	$ 17,694,240
From net realized gain
Class O	$ 357,672,834	$ -
Class A	54,510,836	-
Class T	316,906	-
Class B	20,279	-
Class C	278,048	-
Class I	284,452	-
Total	$ 413,083,355	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	3,465,693	4,090,392	$ 51,730,981	$ 63,553,916
Reinvestment of distributions	27,334,022	999,794	381,036,246	14,777,018
Shares redeemed	(17,887,979)	(21,145,176)	(267,340,065)	(331,436,126)
Net increase (decrease)	12,911,736	(16,054,990)	$ 165,427,162	$ (253,105,192)
Class A
Shares sold	1,335,357	1,535,341	$ 19,472,587	$ 23,321,304
Reinvestment of distributions	4,291,544	80,289	58,150,425	1,158,566
Shares redeemed	(2,815,140)	(3,204,566)	(40,869,718)	(48,997,219)
Net increase (decrease)	2,811,761	(1,588,936)	$ 36,753,294	$ (24,517,349)
Class T
Shares sold	38,308	42,814	$ 544,786	$ 649,746
Reinvestment of distributions	24,795	-	329,525	-
Shares redeemed	(34,604)	(20,449)	(480,691)	(304,587)
Net increase (decrease)	28,499	22,365	$ 393,620	$ 345,159
Class B
Shares sold	-	1,641	$ -	$ 22,982
Reinvestment of distributions	1,560	-	20,279	-
Shares redeemed	(3,365)	(6,094)	(46,212)	(88,613)
Net increase (decrease)	(1,805)	(4,453)	$ (25,933)	$ (65,631)
Class C
Shares sold	37,660	16,997	$ 510,667	$ 248,655
Reinvestment of distributions	17,743	-	229,419	-
Shares redeemed	(18,198)	(27,156)	(249,829)	(403,263)
Net increase (decrease)	37,205	(10,159)	$ 490,257	$ (154,608)
Class I
Shares sold	75,425	73,522	$ 1,179,164	$ 1,154,256
Reinvestment of distributions	20,995	525	293,929	7,794
Shares redeemed	(80,371)	(59,595)	(1,184,496)	(965,592)
Net increase (decrease)	16,049	14,452	$ 288,597	$ 196,458

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015, $108,759,794, or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T, Class B and Class C designate 100% of the dividends distributed respectively during fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B and Class C designate 100% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Capital Development Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG% of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited
FMR Investment Management (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESII-UANN-1115
1.814755.110

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Capital Development Fund -

Class I

(formerly Institutional Class)

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	-5.35%	10.96%	5.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in in Fidelity Advisor® Capital Development Fund - Class I on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes (excluding sales charges, if applicable) meaningfully lagged the benchmark S&P 500® index. Versus the S&P 500®, stock picking in the energy sector was the biggest disappointment, while modestly overweighting the beleaguered group also hurt our relative results. Within energy, the fund was especially hampered by positions in energy exploration and production company Apache and Canada-based Suncor, an integrated energy company not in the benchmark. The sharp drop in the oil price hurt both companies, while Suncor was further weighed down by a weaker Canadian dollar, which lowered returns for U.S. investors. Positioning in the consumer discretionary sector also was negative - especially not holding strong-performing benchmark component Amazon.com - while security selection in financials and materials further detracted. On the positive side, our choices in information technology added value. On an individual basis, the biggest contributor was a sizable position in retailer Target, which reported improved financial results over the past 12 months. Also of note, the fund benefited from positions in tobacco companies Lorillard and Reynolds American, both of which we sold after the stocks' prices exceeded our target. Reynolds acquired Lorillard in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period C April 1, 2015 to September 30, 2015
Class O	.59%
Actual		$ 1,000.00	$ 912.20	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,022.11	$ 2.99
Class A	.89%
Actual		$ 1,000.00	$ 910.40	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.51
Class T	1.42%
Actual		$ 1,000.00	$ 908.40	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.18
Class B	1.89%
Actual		$ 1,000.00	$ 905.50	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class C	1.89%
Actual		$ 1,000.00	$ 905.80	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class I	.75%
Actual		$ 1,000.00	$ 911.20	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.4	4.1
General Electric Co.	3.5	2.8
Apple, Inc.	3.4	3.6
Bank of America Corp.	2.8	2.3
Citigroup, Inc.	2.6	2.4
Microsoft Corp.	2.5	2.2
Target Corp.	2.3	2.3
Google, Inc. Class A	2.0	1.6
Procter & Gamble Co.	1.8	1.6
Comcast Corp. Class A	1.8	1.8
	27.1
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	21.8
Financials	21.0	19.6
Health Care	12.8	13.0
Industrials	12.3	12.1
Consumer Discretionary	10.5	10.9
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.7%		Stocks 99.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	10.1%	** Foreign investments	11.1%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	57,400	$ 3,151,260
Tesla Motors, Inc. (a)	8,700	2,161,080
		5,312,340
Diversified Consumer Services - 0.4%
H&R Block, Inc.	263,500	9,538,700
Hotels, Restaurants & Leisure - 0.8%
Las Vegas Sands Corp.	138,400	5,255,048
Yum! Brands, Inc.	214,324	17,135,204
		22,390,252
Household Durables - 0.4%
KB Home (d)	433,300	5,871,215
Taylor Morrison Home Corp. (a)	239,200	4,463,472
		10,334,687
Internet & Catalog Retail - 0.3%
Priceline Group, Inc. (a)	7,100	8,781,706
Media - 4.6%
Comcast Corp. Class A	828,300	47,113,704
Liberty Global PLC Class A (a)	97,700	4,195,238
Scripps Networks Interactive, Inc. Class A	94,700	4,658,293
Sinclair Broadcast Group, Inc. Class A (d)	328,100	8,307,492
Starz Series A (a)	118,400	4,421,056
Time Warner, Inc.	492,710	33,873,813
Viacom, Inc. Class B (non-vtg.)	450,700	19,447,705
		122,017,301
Multiline Retail - 2.3%
Target Corp.	767,350	60,359,751
Specialty Retail - 1.4%
Lowe's Companies, Inc.	474,400	32,695,648
Lumber Liquidators Holdings, Inc. (a)(d)	275,900	3,625,326
		36,320,974
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)	70,000	2,956,800
TOTAL CONSUMER DISCRETIONARY		278,012,511
CONSUMER STAPLES - 7.1%
Beverages - 2.3%
Diageo PLC	567,002	15,233,598
PepsiCo, Inc.	64,000	6,035,200
SABMiller PLC	111,300	6,291,952
The Coca-Cola Co.	807,100	32,380,852
		59,941,602
Food & Staples Retailing - 1.2%
CVS Health Corp.	136,200	13,140,576
Tesco PLC	552,000	1,533,232
United Natural Foods, Inc. (a)	98,600	4,783,086
Walgreens Boots Alliance, Inc.	128,600	10,686,660
		30,143,554

	Shares	Value
Food Products - 0.1%
Keurig Green Mountain, Inc.	3,325	$ 173,366
Mead Johnson Nutrition Co. Class A	44,000	3,097,600
		3,270,966
Household Products - 1.8%
Procter & Gamble Co.	661,500	47,588,310
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	163,864	18,038,149
Philip Morris International, Inc.	348,744	27,665,862
		45,704,011
TOTAL CONSUMER STAPLES		186,648,443
ENERGY - 8.6%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	717,500	10,102,400
Helmerich & Payne, Inc. (d)	32,500	1,535,950
National Oilwell Varco, Inc.	155,000	5,835,750
Oceaneering International, Inc.	267,700	10,515,256
Schlumberger Ltd.	112,200	7,738,434
		35,727,790
Oil, Gas & Consumable Fuels - 7.2%
Amyris, Inc. (a)(d)	1,784,459	3,586,763
Anadarko Petroleum Corp.	58,900	3,556,971
Apache Corp.	528,400	20,692,144
Cabot Oil & Gas Corp.	225,000	4,918,500
Cenovus Energy, Inc.	41,900	635,486
Chevron Corp.	532,827	42,029,394
Cobalt International Energy, Inc. (a)	471,100	3,335,388
ConocoPhillips Co.	288,200	13,822,072
Golar LNG Ltd.	99,300	2,768,484
Imperial Oil Ltd.	581,900	18,435,918
Kinder Morgan, Inc.	208,100	5,760,208
Legacy Reserves LP	180,924	739,979
Markwest Energy Partners LP	164,300	7,050,113
Memorial Resource Development Corp. (a)	80,200	1,409,916
Noble Energy, Inc.	63,600	1,919,448
SM Energy Co.	55,600	1,781,424
Suncor Energy, Inc.	1,564,200	41,833,120
The Williams Companies, Inc.	319,158	11,760,972
Williams Partners LP	151,700	4,842,264
		190,878,564
TOTAL ENERGY		226,606,354
FINANCIALS - 21.0%
Banks - 13.9%
Bank of America Corp.	4,699,300	73,215,094
Citigroup, Inc.	1,398,704	69,389,705
Comerica, Inc.	169,500	6,966,450
Fifth Third Bancorp	270,800	5,120,828
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	1,906,010	$ 116,209,427
Lloyds Banking Group PLC	1,034,000	1,177,169
PNC Financial Services Group, Inc.	96,516	8,609,227
Regions Financial Corp.	1,428,300	12,868,983
Standard Chartered PLC (United Kingdom)	735,362	7,128,380
SunTrust Banks, Inc.	669,800	25,613,152
U.S. Bancorp	631,842	25,911,840
Wells Fargo & Co.	315,450	16,198,358
		368,408,613
Capital Markets - 4.9%
Charles Schwab Corp.	602,355	17,203,259
E*TRADE Financial Corp. (a)	257,800	6,787,874
Goldman Sachs Group, Inc.	5,400	938,304
KKR & Co. LP	303,082	5,085,716
Morgan Stanley	905,800	28,532,700
Northern Trust Corp.	264,095	18,000,715
State Street Corp.	639,990	43,013,728
The Blackstone Group LP	291,200	9,222,304
		128,784,600
Insurance - 1.7%
American International Group, Inc.	278,900	15,847,098
MetLife, Inc.	433,600	20,444,240
Principal Financial Group, Inc.	172,900	8,185,086
		44,476,424
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)	1,232,500	11,412,950
Radian Group, Inc.	156,100	2,483,551
		13,896,501
TOTAL FINANCIALS		555,566,138
HEALTH CARE - 12.8%
Biotechnology - 2.8%
Alnylam Pharmaceuticals, Inc. (a)	34,500	2,772,420
Amgen, Inc.	154,715	21,400,179
Biogen, Inc. (a)	63,400	18,500,754
BioMarin Pharmaceutical, Inc. (a)	13,300	1,400,756
Celldex Therapeutics, Inc. (a)	11,700	123,318
Clovis Oncology, Inc. (a)	28,100	2,584,076
Discovery Laboratories, Inc. (a)	1,202,400	360,720
Genocea Biosciences, Inc. (a)	41,600	284,960
Insmed, Inc. (a)	147,800	2,744,646
Intercept Pharmaceuticals, Inc. (a)(d)	144,314	23,935,920
Spark Therapeutics, Inc.	32,700	1,364,571
		75,472,320
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	195,000	7,842,900
Alere, Inc. (a)	665,600	32,048,640

	Shares	Value
Boston Scientific Corp. (a)	2,139,551	$ 35,110,032
Medtronic PLC	145,600	9,746,464
Neovasc, Inc. (a)	80,100	395,694
St. Jude Medical, Inc.	96,100	6,062,949
Zimmer Biomet Holdings, Inc.	86,200	8,096,766
		99,303,445
Health Care Providers & Services - 1.9%
Express Scripts Holding Co. (a)	319,600	25,874,816
McKesson Corp.	126,780	23,458,103
		49,332,919
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	80,700	338,940
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	96,400	3,309,412
Pharmaceuticals - 4.2%
Allergan PLC (a)	45,200	12,285,812
GlaxoSmithKline PLC sponsored ADR	813,200	31,267,540
Jazz Pharmaceuticals PLC (a)	56,000	7,437,360
Johnson & Johnson	267,760	24,995,396
Teva Pharmaceutical Industries Ltd. sponsored ADR	538,450	30,400,887
TherapeuticsMD, Inc. (a)	485,500	2,845,030
Theravance, Inc.	256,400	1,840,952
		111,072,977
TOTAL HEALTH CARE		338,830,013
INDUSTRIALS - 12.3%
Aerospace & Defense - 1.4%
KEYW Holding Corp. (a)	120,517	741,180
The Boeing Co.	192,100	25,155,495
United Technologies Corp.	132,000	11,746,680
		37,643,355
Air Freight & Logistics - 2.0%
FedEx Corp.	96,300	13,865,274
Hub Group, Inc. Class A (a)	244,400	8,898,604
United Parcel Service, Inc. Class B	313,000	30,889,970
		53,653,848
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	25,700	781,280
Lennox International, Inc.	51,600	5,847,828
		6,629,108
Commercial Services & Supplies - 0.5%
ADT Corp. (d)	455,800	13,628,420
Electrical Equipment - 1.0%
AMETEK, Inc.	165,400	8,653,728
Eaton Corp. PLC	32,300	1,656,990
Emerson Electric Co.	238,100	10,516,877
Hubbell, Inc. Class B	56,918	4,835,184
		25,662,779
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 3.5%
General Electric Co.	3,693,400	$ 93,147,548
Machinery - 0.8%
Deere & Co.	102,900	7,614,600
Ingersoll-Rand PLC	95,500	4,848,535
Joy Global, Inc. (d)	100,000	1,493,000
Rexnord Corp. (a)	233,300	3,961,434
Valmont Industries, Inc.	37,500	3,558,375
		21,475,944
Professional Services - 0.5%
Acacia Research Corp.	464,768	4,220,093
Verisk Analytics, Inc. (a)	101,200	7,479,692
		11,699,785
Road & Rail - 2.1%
CSX Corp.	856,700	23,045,230
Genesee & Wyoming, Inc. Class A (a)	109,400	6,463,352
J.B. Hunt Transport Services, Inc.	134,600	9,610,440
Kansas City Southern	96,000	8,724,480
Norfolk Southern Corp.	86,200	6,585,680
Union Pacific Corp.	18,800	1,662,108
		56,091,290
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	209,500	5,995,890
TOTAL INDUSTRIALS		325,627,967
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	1,540,200	40,430,250
QUALCOMM, Inc.	838,000	45,025,740
		85,455,990
Internet Software & Services - 4.6%
Facebook, Inc. Class A (a)	51,000	4,584,900
Google, Inc.:
Class A (a)	81,000	51,707,970
Class C	67,083	40,814,639
Twitter, Inc. (a)	422,400	11,379,456
Yahoo!, Inc. (a)	461,459	13,340,780
		121,827,745
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	141,500	8,859,315
Fidelity National Information Services, Inc.	79,400	5,326,152
IBM Corp.	207,100	30,023,287
MasterCard, Inc. Class A	390,800	35,218,896
Paychex, Inc.	346,100	16,484,743
The Western Union Co.	129,600	2,379,456

	Shares	Value
Unisys Corp. (a)	556,799	$ 6,625,908
Visa, Inc. Class A	532,800	37,114,848
		142,032,605
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. Class A	259,636	13,353,079
Marvell Technology Group Ltd.	488,100	4,417,305
		17,770,384
Software - 4.1%
Adobe Systems, Inc. (a)	113,200	9,307,304
Autodesk, Inc. (a)	133,700	5,901,518
Microsoft Corp.	1,492,700	66,066,902
Oracle Corp.	521,550	18,838,386
Salesforce.com, Inc. (a)	123,300	8,560,719
		108,674,829
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	818,600	90,291,580
EMC Corp.	1,244,200	30,059,872
First Data Holdings, Inc. Class B (a)(e)	2,081,477	9,491,535
Western Digital Corp.	63,100	5,012,664
		134,855,651
TOTAL INFORMATION TECHNOLOGY		610,617,204
MATERIALS - 2.9%
Chemicals - 2.4%
Airgas, Inc.	131,590	11,754,935
E.I. du Pont de Nemours & Co.	92,847	4,475,225
Intrepid Potash, Inc. (a)	399,140	2,211,236
LyondellBasell Industries NV Class A	34,600	2,884,256
Monsanto Co.	303,900	25,934,826
Potash Corp. of Saskatchewan, Inc.	354,400	7,284,520
Syngenta AG (Switzerland)	29,010	9,295,117
		63,840,115
Containers & Packaging - 0.3%
WestRock Co.	181,134	9,317,533
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	494,500	4,791,705
TOTAL MATERIALS		77,949,353
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	640,306	27,859,714
UTILITIES - 0.3%
Electric Utilities - 0.2%
Exelon Corp.	154,900	4,600,530
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	195,800	$ 4,047,186
TOTAL UTILITIES		8,647,716
TOTAL COMMON STOCKS (Cost $2,549,719,898)		2,636,365,413
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(e)	28,061	13,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $474,963)		13,927
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.18% (b)	1,431,347	1,431,347
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	33,335,273	33,335,273
TOTAL MONEY MARKET FUNDS (Cost $34,766,620)		34,766,620
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,584,961,481)	2,671,145,960
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(26,793,565)
NET ASSETS - 100%	$ 2,644,352,395
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,505,462 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,325,908
NJOY, Inc. Series D	2/14/14	$ 474,963
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,798
Fidelity Securities Lending Cash Central Fund	953,751
Total	$ 966,549
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 278,026,438	$ 278,012,511	$ -	$ 13,927
Consumer Staples	186,648,443	169,881,613	16,766,830	-
Energy	226,606,354	226,606,354	-	-
Financials	555,566,138	554,388,969	1,177,169	-
Health Care	338,830,013	338,830,013	-	-
Industrials	325,627,967	325,627,967	-	-
Information Technology	610,617,204	601,125,669	-	9,491,535
Materials	77,949,353	68,654,236	9,295,117	-
Telecommunication Services	27,859,714	27,859,714	-	-
Utilities	8,647,716	8,647,716	-	-
Money Market Funds	34,766,620	34,766,620	-	-
Total Investments in Securities:	$ 2,671,145,960	$ 2,634,401,382	$ 27,239,116	$ 9,505,462
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
United Kingdom	3.7%
Canada	2.6%
Ireland	1.5%
Israel	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $32,400,550) - See accompanying schedule: Unaffiliated issuers (cost $2,550,194,861)	$ 2,636,379,340
Fidelity Central Funds (cost $34,766,620)	34,766,620
Total Investments (cost $2,584,961,481)		$ 2,671,145,960
Foreign currency held at value (cost $289,222)		290,835
Receivable for investments sold		19,526,298
Receivable for fund shares sold		363,153
Dividends receivable		4,359,512
Distributions receivable from Fidelity Central Funds		86,957
Prepaid expenses		9,001
Other receivables		505,595
Total assets		2,696,287,311

Liabilities
Payable for investments purchased	$ 15,988,189
Payable for fund shares redeemed	1,026,534
Accrued management fee	1,241,154
Distribution and service plan fees payable	76,970
Other affiliated payables	121,587
Other payables and accrued expenses	145,209
Collateral on securities loaned, at value	33,335,273
Total liabilities		51,934,916

Net Assets		$ 2,644,352,395
Net Assets consist of:
Paid in capital		$ 2,432,736,121
Undistributed net investment income		29,821,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		95,808,631
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,986,528
Net Assets		$ 2,644,352,395

Statement of Assets and Liabilities - continued

September 30, 2015

Class O: Net Asset Value, offering price and redemption price per share ($2,290,766,713 ÷ 172,284,867 shares)	$ 13.30

Class A: Net Asset Value and redemption price per share ($347,874,942 ÷ 26,969,376 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($2,066,334 ÷ 164,116 shares)	$ 12.59

Maximum offering price per share (100/96.50 of $12.59)	$ 13.05
Class B: Net Asset Value and offering price per share ($92,417 ÷ 7,529 shares)A	$ 12.27

Class C: Net Asset Value and offering price per share ($1,948,331 ÷ 159,519 shares)A	$ 12.21

Class I: Net Asset Value, offering price and redemption price per share ($1,603,658 ÷ 120,189 shares)	$ 13.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended September 30, 2015
Investment Income
Dividends		$ 58,566,629
Income from Fidelity Central Funds		966,549
Total income		59,533,178

Expenses
Management fee	$ 16,478,274
Transfer agent fees	303,889
Distribution and service plan fees	1,007,706
Accounting and security lending fees	891,236
Custodian fees and expenses	90,870
Independent trustees' compensation	13,192
Depreciation in deferred trustee compensation account	(43)
Registration fees	77,128
Audit	75,115
Legal	18,378
Interest	138
Miscellaneous	21,619
Total expenses before reductions	18,977,502
Expense reductions	(100,395)	18,877,107

Net investment income (loss)		40,656,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,093,043
Foreign currency transactions	11,009
Total net realized gain (loss)		107,104,052
Change in net unrealized appreciation (depreciation) on: Investment securities	(285,117,204)
Assets and liabilities in foreign currencies	(26,003)
Total change in net unrealized appreciation (depreciation)		(285,143,207)
Net gain (loss)		(178,039,155)
Net increase (decrease) in net assets resulting from operations		$ (137,383,084)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,656,071	$ 37,078,894
Net realized gain (loss)	107,104,052	756,490,199
Change in net unrealized appreciation (depreciation)	(285,143,207)	(329,040,539)
Net increase (decrease) in net assets resulting from operations	(137,383,084)	464,528,554
Distributions to shareholders from net investment income	(37,611,672)	(17,694,240)
Distributions to shareholders from net realized gain	(413,083,355)	-
Total distributions	(450,695,027)	(17,694,240)
Share transactions - net increase (decrease)	203,326,997	(277,301,163)
Total increase (decrease) in net assets	(384,751,114)	169,533,151

Net Assets
Beginning of period	3,029,103,509	2,859,570,358
End of period (including undistributed net investment income of $29,821,115 and undistributed net investment income of $28,973,761, respectively)	$ 2,644,352,395	$ 3,029,103,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.53	$ 14.24	$ 12.04	$ 9.67	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.21	.20	.11	.12	.05
Net realized and unrealized gain (loss)	(.95)	2.19	2.22	2.32	.18
Total from investment operations	(.74)	2.39	2.33	2.44	.23
Distributions from net investment income	(.21)	(.10)	(.13)	(.06)	(.05)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.49)	(.10)	(.13)	(.07)	(.06)
Net asset value, end of period	$ 13.30	$ 16.53	$ 14.24	$ 12.04	$ 9.67
Total Return A, B	(5.16)%	16.83%	19.62%	25.38%	2.33%
Ratios to Average Net Assets D, F
Expenses before reductions	.59%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.59%	.59%	.59%	.60%	.59%
Net investment income (loss)	1.40%	1.27%	.90%	1.05%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,290,767	$ 2,634,214	$ 2,497,596	$ 2,382,741	$ 2,150,649
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.10	$ 13.87	$ 11.74	$ 9.42	$ 9.26
Income from Investment Operations
Net investment income (loss) D	.16	.15	.07	.08	.01
Net realized and unrealized gain (loss)	(.92)	2.13	2.15	2.28	.17
Total from investment operations	(.76)	2.28	2.22	2.36	.18
Distributions from net investment income	(.17)	(.05)	(.09)	(.03)	(.01)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.44) H	(.05)	(.09)	(.04)	(.02)
Net asset value, end of period	$ 12.90	$ 16.10	$ 13.87	$ 11.74	$ 9.42
Total Return A, B, C	(5.42)%	16.50%	19.12%	25.06%	1.91%
Ratios to Average Net Assets E, G
Expenses before reductions	.89%	.89%	.92%	.94%	.95%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.94%	.95%
Expenses net of all reductions	.89%	.89%	.90%	.94%	.94%
Net investment income (loss)	1.10%	.97%	.58%	.71%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,875	$ 389,001	$ 357,203	$ 325,967	$ 284,072
Portfolio turnover rate F	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.44 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.278 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.78	$ 13.62	$ 11.55	$ 9.28	$ 9.15
Income from Investment Operations
Net investment income (loss) C	.08	.06	.01	.02	(.04)
Net realized and unrealized gain (loss)	(.89)	2.10	2.12	2.25	.17
Total from investment operations	(.81)	2.16	2.13	2.27	.13
Distributions from net investment income	(.10)	-	(.06)	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.38)	-	(.06)	-	-
Net asset value, end of period	$ 12.59	$ 15.78	$ 13.62	$ 11.55	$ 9.28
Total Return A, B	(5.96)%	15.86%	18.50%	24.46%	1.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of fee waivers, if any	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of all reductions	1.42%	1.43%	1.43%	1.45%	1.43%
Net investment income (loss)	.56%	.43%	.05%	.20%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,066	$ 2,140	$ 1,543	$ 1,007	$ 739
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 13.35	$ 11.31	$ 9.13	$ 9.05
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.03)	(.09)
Net realized and unrealized gain (loss)	(.87)	2.05	2.09	2.21	.17
Total from investment operations	(.86)	2.05	2.04	2.18	.08
Distributions from net realized gain	(2.27)	-	-	-	-
Net asset value, end of period	$ 12.27	$ 15.40	$ 13.35	$ 11.31	$ 9.13
Total Return A, B	(6.44)%	15.36%	18.04%	23.88%	.88%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.90%	1.89%
Net investment income (loss)	.09%	(.03)%	(.40)%	(.25)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 144	$ 184	$ 235	$ 296
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 13.32	$ 11.28	$ 9.11	$ 9.02
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.02)	(.08)
Net realized and unrealized gain (loss)	(.87)	2.04	2.09	2.19	.17
Total from investment operations	(.86)	2.04	2.04	2.17	.09
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.29)	-	-	-	-
Net asset value, end of period	$ 12.21	$ 15.36	$ 13.32	$ 11.28	$ 9.11
Total Return A, B	(6.43)%	15.32%	18.09%	23.82%	1.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.87%	1.85%
Net investment income (loss)	.10%	(.03)%	(.39)%	(.22)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,948	$ 1,879	$ 1,764	$ 1,380	$ 1,007
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Advisor Capital Development Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 14.28	$ 12.09	$ 9.71	$ 9.54
Income from Investment Operations
Net investment income (loss) B	.19	.18	.09	.09	.02
Net realized and unrealized gain (loss)	(.96)	2.20	2.21	2.34	.18
Total from investment operations	(.77)	2.38	2.30	2.43	.20
Distributions from net investment income	(.19)	(.08)	(.11)	(.04)	(.02)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.47)	(.08)	(.11)	(.05)	(.03)
Net asset value, end of period	$ 13.34	$ 16.58	$ 14.28	$ 12.09	$ 9.71
Total Return A	(5.35)%	16.72%	19.24%	25.10%	2.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.79%	.87%	.88%
Expenses net of fee waivers, if any	.75%	.74%	.79%	.87%	.88%
Expenses net of all reductions	.75%	.73%	.78%	.86%	.86%
Net investment income (loss)	1.24%	1.13%	.71%	.79%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 1,726	$ 1,281	$ 385	$ 199
Portfolio turnover rate D	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Class I(formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

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3. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,221,525
Gross unrealized depreciation	(275,420,187)
Net unrealized appreciation (depreciation) on securities	$ 83,801,338
Tax Cost	$ 2,587,344,622

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,903,424
Undistributed long-term capital gain	$ 100,626,611
Net unrealized appreciation (depreciation) on securities and other investments	$ 83,605,723

The Fund intends to elect to defer to its next fiscal year $2,434,838 of capital losses recognized during the period November 1, 2014 to September 30, 2015.

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 39,968,923	$ 17,694,240
Long-term Capital Gains	410,726,104	-
Total	$ 450,695,027	$ 17,694,240

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $972,655,394 and $1,166,760,805, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

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5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	975,476	11,227
Class T	.25%	.25%	11,326	49
Class B	.75%	.25%	1,276	958
Class C	.75%	.25%	19,628	2,317
			$ 1,007,706	$ 14,551

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	7,293
Class T	1,447
Class B*	-
Class C*	505
$ 9,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, and Class I. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 93,621	.00*
Class A	193,255.05
Class T	7,621.34
Class B	386.30
Class C	5,960.30
Class I	3,046.16
	$ 303,889

* Amount represents less than 0.005%.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,646 for the period.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,678,333.35%		$ 138

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,422 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $953,751, including $3,863 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,535 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,123 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 1,393
Class A	298
Class T	5
Class C	5
Class I	36
$ 1,737

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 33,600,473	$ 16,337,634
Class A	3,972,265	1,348,617
Class T	13,494	-
Class C	1,465	-
Class I	23,975	7,989
Total	$ 37,611,672	$ 17,694,240
From net realized gain
Class O	$ 357,672,834	$ -
Class A	54,510,836	-
Class T	316,906	-
Class B	20,279	-
Class C	278,048	-
Class I	284,452	-
Total	$ 413,083,355	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	3,465,693	4,090,392	$ 51,730,981	$ 63,553,916
Reinvestment of distributions	27,334,022	999,794	381,036,246	14,777,018
Shares redeemed	(17,887,979)	(21,145,176)	(267,340,065)	(331,436,126)
Net increase (decrease)	12,911,736	(16,054,990)	$ 165,427,162	$ (253,105,192)
Class A
Shares sold	1,335,357	1,535,341	$ 19,472,587	$ 23,321,304
Reinvestment of distributions	4,291,544	80,289	58,150,425	1,158,566
Shares redeemed	(2,815,140)	(3,204,566)	(40,869,718)	(48,997,219)
Net increase (decrease)	2,811,761	(1,588,936)	$ 36,753,294	$ (24,517,349)
Class T
Shares sold	38,308	42,814	$ 544,786	$ 649,746
Reinvestment of distributions	24,795	-	329,525	-
Shares redeemed	(34,604)	(20,449)	(480,691)	(304,587)
Net increase (decrease)	28,499	22,365	$ 393,620	$ 345,159
Class B
Shares sold	-	1,641	$ -	$ 22,982
Reinvestment of distributions	1,560	-	20,279	-
Shares redeemed	(3,365)	(6,094)	(46,212)	(88,613)
Net increase (decrease)	(1,805)	(4,453)	$ (25,933)	$ (65,631)
Class C
Shares sold	37,660	16,997	$ 510,667	$ 248,655
Reinvestment of distributions	17,743	-	229,419	-
Shares redeemed	(18,198)	(27,156)	(249,829)	(403,263)
Net increase (decrease)	37,205	(10,159)	$ 490,257	$ (154,608)
Class I
Shares sold	75,425	73,522	$ 1,179,164	$ 1,154,256
Reinvestment of distributions	20,995	525	293,929	7,794
Shares redeemed	(80,371)	(59,595)	(1,184,496)	(965,592)
Net increase (decrease)	16,049	14,452	$ 288,597	$ 196,458

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Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015, $108,759,794, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Capital Development Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG% of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESII-I-UANN-1115
1.814761.110

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class A

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A	-5.42%	10.84%	5.55%
$50/month 15-Year Plan A	-52.71%	8.53%	5.01%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class A on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes (excluding sales charges, if applicable) meaningfully lagged the benchmark S&P 500® index. Versus the S&P 500®, stock picking in the energy sector was the biggest disappointment, while modestly overweighting the beleaguered group also hurt our relative results. Within energy, the fund was especially hampered by positions in energy exploration and production company Apache and Canada-based Suncor, an integrated energy company not in the benchmark. The sharp drop in the oil price hurt both companies, while Suncor was further weighed down by a weaker Canadian dollar, which lowered returns for U.S. investors. Positioning in the consumer discretionary sector also was negative - especially not holding strong-performing benchmark component Amazon.com - while security selection in financials and materials further detracted. On the positive side, our choices in information technology added value. On an individual basis, the biggest contributor was a sizable position in retailer Target, which reported improved financial results over the past 12 months. Also of note, the fund benefited from positions in tobacco companies Lorillard and Reynolds American, both of which we sold after the stocks' prices exceeded our target. Reynolds acquired Lorillard in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period C April 1, 2015 to September 30, 2015
Class O	.59%
Actual		$ 1,000.00	$ 912.20	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,022.11	$ 2.99
Class A	.89%
Actual		$ 1,000.00	$ 910.40	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.51
Class T	1.42%
Actual		$ 1,000.00	$ 908.40	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.18
Class B	1.89%
Actual		$ 1,000.00	$ 905.50	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class C	1.89%
Actual		$ 1,000.00	$ 905.80	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class I	.75%
Actual		$ 1,000.00	$ 911.20	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.4	4.1
General Electric Co.	3.5	2.8
Apple, Inc.	3.4	3.6
Bank of America Corp.	2.8	2.3
Citigroup, Inc.	2.6	2.4
Microsoft Corp.	2.5	2.2
Target Corp.	2.3	2.3
Google, Inc. Class A	2.0	1.6
Procter & Gamble Co.	1.8	1.6
Comcast Corp. Class A	1.8	1.8
	27.1
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	21.8
Financials	21.0	19.6
Health Care	12.8	13.0
Industrials	12.3	12.1
Consumer Discretionary	10.5	10.9
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.7%		Stocks 99.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	10.1%	** Foreign investments	11.1%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	57,400	$ 3,151,260
Tesla Motors, Inc. (a)	8,700	2,161,080
		5,312,340
Diversified Consumer Services - 0.4%
H&R Block, Inc.	263,500	9,538,700
Hotels, Restaurants & Leisure - 0.8%
Las Vegas Sands Corp.	138,400	5,255,048
Yum! Brands, Inc.	214,324	17,135,204
		22,390,252
Household Durables - 0.4%
KB Home (d)	433,300	5,871,215
Taylor Morrison Home Corp. (a)	239,200	4,463,472
		10,334,687
Internet & Catalog Retail - 0.3%
Priceline Group, Inc. (a)	7,100	8,781,706
Media - 4.6%
Comcast Corp. Class A	828,300	47,113,704
Liberty Global PLC Class A (a)	97,700	4,195,238
Scripps Networks Interactive, Inc. Class A	94,700	4,658,293
Sinclair Broadcast Group, Inc. Class A (d)	328,100	8,307,492
Starz Series A (a)	118,400	4,421,056
Time Warner, Inc.	492,710	33,873,813
Viacom, Inc. Class B (non-vtg.)	450,700	19,447,705
		122,017,301
Multiline Retail - 2.3%
Target Corp.	767,350	60,359,751
Specialty Retail - 1.4%
Lowe's Companies, Inc.	474,400	32,695,648
Lumber Liquidators Holdings, Inc. (a)(d)	275,900	3,625,326
		36,320,974
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)	70,000	2,956,800
TOTAL CONSUMER DISCRETIONARY		278,012,511
CONSUMER STAPLES - 7.1%
Beverages - 2.3%
Diageo PLC	567,002	15,233,598
PepsiCo, Inc.	64,000	6,035,200
SABMiller PLC	111,300	6,291,952
The Coca-Cola Co.	807,100	32,380,852
		59,941,602
Food & Staples Retailing - 1.2%
CVS Health Corp.	136,200	13,140,576
Tesco PLC	552,000	1,533,232
United Natural Foods, Inc. (a)	98,600	4,783,086
Walgreens Boots Alliance, Inc.	128,600	10,686,660
		30,143,554

	Shares	Value
Food Products - 0.1%
Keurig Green Mountain, Inc.	3,325	$ 173,366
Mead Johnson Nutrition Co. Class A	44,000	3,097,600
		3,270,966
Household Products - 1.8%
Procter & Gamble Co.	661,500	47,588,310
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	163,864	18,038,149
Philip Morris International, Inc.	348,744	27,665,862
		45,704,011
TOTAL CONSUMER STAPLES		186,648,443
ENERGY - 8.6%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	717,500	10,102,400
Helmerich & Payne, Inc. (d)	32,500	1,535,950
National Oilwell Varco, Inc.	155,000	5,835,750
Oceaneering International, Inc.	267,700	10,515,256
Schlumberger Ltd.	112,200	7,738,434
		35,727,790
Oil, Gas & Consumable Fuels - 7.2%
Amyris, Inc. (a)(d)	1,784,459	3,586,763
Anadarko Petroleum Corp.	58,900	3,556,971
Apache Corp.	528,400	20,692,144
Cabot Oil & Gas Corp.	225,000	4,918,500
Cenovus Energy, Inc.	41,900	635,486
Chevron Corp.	532,827	42,029,394
Cobalt International Energy, Inc. (a)	471,100	3,335,388
ConocoPhillips Co.	288,200	13,822,072
Golar LNG Ltd.	99,300	2,768,484
Imperial Oil Ltd.	581,900	18,435,918
Kinder Morgan, Inc.	208,100	5,760,208
Legacy Reserves LP	180,924	739,979
Markwest Energy Partners LP	164,300	7,050,113
Memorial Resource Development Corp. (a)	80,200	1,409,916
Noble Energy, Inc.	63,600	1,919,448
SM Energy Co.	55,600	1,781,424
Suncor Energy, Inc.	1,564,200	41,833,120
The Williams Companies, Inc.	319,158	11,760,972
Williams Partners LP	151,700	4,842,264
		190,878,564
TOTAL ENERGY		226,606,354
FINANCIALS - 21.0%
Banks - 13.9%
Bank of America Corp.	4,699,300	73,215,094
Citigroup, Inc.	1,398,704	69,389,705
Comerica, Inc.	169,500	6,966,450
Fifth Third Bancorp	270,800	5,120,828
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	1,906,010	$ 116,209,427
Lloyds Banking Group PLC	1,034,000	1,177,169
PNC Financial Services Group, Inc.	96,516	8,609,227
Regions Financial Corp.	1,428,300	12,868,983
Standard Chartered PLC (United Kingdom)	735,362	7,128,380
SunTrust Banks, Inc.	669,800	25,613,152
U.S. Bancorp	631,842	25,911,840
Wells Fargo & Co.	315,450	16,198,358
		368,408,613
Capital Markets - 4.9%
Charles Schwab Corp.	602,355	17,203,259
E*TRADE Financial Corp. (a)	257,800	6,787,874
Goldman Sachs Group, Inc.	5,400	938,304
KKR & Co. LP	303,082	5,085,716
Morgan Stanley	905,800	28,532,700
Northern Trust Corp.	264,095	18,000,715
State Street Corp.	639,990	43,013,728
The Blackstone Group LP	291,200	9,222,304
		128,784,600
Insurance - 1.7%
American International Group, Inc.	278,900	15,847,098
MetLife, Inc.	433,600	20,444,240
Principal Financial Group, Inc.	172,900	8,185,086
		44,476,424
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)	1,232,500	11,412,950
Radian Group, Inc.	156,100	2,483,551
		13,896,501
TOTAL FINANCIALS		555,566,138
HEALTH CARE - 12.8%
Biotechnology - 2.8%
Alnylam Pharmaceuticals, Inc. (a)	34,500	2,772,420
Amgen, Inc.	154,715	21,400,179
Biogen, Inc. (a)	63,400	18,500,754
BioMarin Pharmaceutical, Inc. (a)	13,300	1,400,756
Celldex Therapeutics, Inc. (a)	11,700	123,318
Clovis Oncology, Inc. (a)	28,100	2,584,076
Discovery Laboratories, Inc. (a)	1,202,400	360,720
Genocea Biosciences, Inc. (a)	41,600	284,960
Insmed, Inc. (a)	147,800	2,744,646
Intercept Pharmaceuticals, Inc. (a)(d)	144,314	23,935,920
Spark Therapeutics, Inc.	32,700	1,364,571
		75,472,320
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	195,000	7,842,900
Alere, Inc. (a)	665,600	32,048,640

	Shares	Value
Boston Scientific Corp. (a)	2,139,551	$ 35,110,032
Medtronic PLC	145,600	9,746,464
Neovasc, Inc. (a)	80,100	395,694
St. Jude Medical, Inc.	96,100	6,062,949
Zimmer Biomet Holdings, Inc.	86,200	8,096,766
		99,303,445
Health Care Providers & Services - 1.9%
Express Scripts Holding Co. (a)	319,600	25,874,816
McKesson Corp.	126,780	23,458,103
		49,332,919
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	80,700	338,940
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	96,400	3,309,412
Pharmaceuticals - 4.2%
Allergan PLC (a)	45,200	12,285,812
GlaxoSmithKline PLC sponsored ADR	813,200	31,267,540
Jazz Pharmaceuticals PLC (a)	56,000	7,437,360
Johnson & Johnson	267,760	24,995,396
Teva Pharmaceutical Industries Ltd. sponsored ADR	538,450	30,400,887
TherapeuticsMD, Inc. (a)	485,500	2,845,030
Theravance, Inc.	256,400	1,840,952
		111,072,977
TOTAL HEALTH CARE		338,830,013
INDUSTRIALS - 12.3%
Aerospace & Defense - 1.4%
KEYW Holding Corp. (a)	120,517	741,180
The Boeing Co.	192,100	25,155,495
United Technologies Corp.	132,000	11,746,680
		37,643,355
Air Freight & Logistics - 2.0%
FedEx Corp.	96,300	13,865,274
Hub Group, Inc. Class A (a)	244,400	8,898,604
United Parcel Service, Inc. Class B	313,000	30,889,970
		53,653,848
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	25,700	781,280
Lennox International, Inc.	51,600	5,847,828
		6,629,108
Commercial Services & Supplies - 0.5%
ADT Corp. (d)	455,800	13,628,420
Electrical Equipment - 1.0%
AMETEK, Inc.	165,400	8,653,728
Eaton Corp. PLC	32,300	1,656,990
Emerson Electric Co.	238,100	10,516,877
Hubbell, Inc. Class B	56,918	4,835,184
		25,662,779
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 3.5%
General Electric Co.	3,693,400	$ 93,147,548
Machinery - 0.8%
Deere & Co.	102,900	7,614,600
Ingersoll-Rand PLC	95,500	4,848,535
Joy Global, Inc. (d)	100,000	1,493,000
Rexnord Corp. (a)	233,300	3,961,434
Valmont Industries, Inc.	37,500	3,558,375
		21,475,944
Professional Services - 0.5%
Acacia Research Corp.	464,768	4,220,093
Verisk Analytics, Inc. (a)	101,200	7,479,692
		11,699,785
Road & Rail - 2.1%
CSX Corp.	856,700	23,045,230
Genesee & Wyoming, Inc. Class A (a)	109,400	6,463,352
J.B. Hunt Transport Services, Inc.	134,600	9,610,440
Kansas City Southern	96,000	8,724,480
Norfolk Southern Corp.	86,200	6,585,680
Union Pacific Corp.	18,800	1,662,108
		56,091,290
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	209,500	5,995,890
TOTAL INDUSTRIALS		325,627,967
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	1,540,200	40,430,250
QUALCOMM, Inc.	838,000	45,025,740
		85,455,990
Internet Software & Services - 4.6%
Facebook, Inc. Class A (a)	51,000	4,584,900
Google, Inc.:
Class A (a)	81,000	51,707,970
Class C	67,083	40,814,639
Twitter, Inc. (a)	422,400	11,379,456
Yahoo!, Inc. (a)	461,459	13,340,780
		121,827,745
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	141,500	8,859,315
Fidelity National Information Services, Inc.	79,400	5,326,152
IBM Corp.	207,100	30,023,287
MasterCard, Inc. Class A	390,800	35,218,896
Paychex, Inc.	346,100	16,484,743
The Western Union Co.	129,600	2,379,456

	Shares	Value
Unisys Corp. (a)	556,799	$ 6,625,908
Visa, Inc. Class A	532,800	37,114,848
		142,032,605
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. Class A	259,636	13,353,079
Marvell Technology Group Ltd.	488,100	4,417,305
		17,770,384
Software - 4.1%
Adobe Systems, Inc. (a)	113,200	9,307,304
Autodesk, Inc. (a)	133,700	5,901,518
Microsoft Corp.	1,492,700	66,066,902
Oracle Corp.	521,550	18,838,386
Salesforce.com, Inc. (a)	123,300	8,560,719
		108,674,829
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	818,600	90,291,580
EMC Corp.	1,244,200	30,059,872
First Data Holdings, Inc. Class B (a)(e)	2,081,477	9,491,535
Western Digital Corp.	63,100	5,012,664
		134,855,651
TOTAL INFORMATION TECHNOLOGY		610,617,204
MATERIALS - 2.9%
Chemicals - 2.4%
Airgas, Inc.	131,590	11,754,935
E.I. du Pont de Nemours & Co.	92,847	4,475,225
Intrepid Potash, Inc. (a)	399,140	2,211,236
LyondellBasell Industries NV Class A	34,600	2,884,256
Monsanto Co.	303,900	25,934,826
Potash Corp. of Saskatchewan, Inc.	354,400	7,284,520
Syngenta AG (Switzerland)	29,010	9,295,117
		63,840,115
Containers & Packaging - 0.3%
WestRock Co.	181,134	9,317,533
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	494,500	4,791,705
TOTAL MATERIALS		77,949,353
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	640,306	27,859,714
UTILITIES - 0.3%
Electric Utilities - 0.2%
Exelon Corp.	154,900	4,600,530
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	195,800	$ 4,047,186
TOTAL UTILITIES		8,647,716
TOTAL COMMON STOCKS (Cost $2,549,719,898)		2,636,365,413
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(e)	28,061	13,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $474,963)		13,927
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.18% (b)	1,431,347	1,431,347
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	33,335,273	33,335,273
TOTAL MONEY MARKET FUNDS (Cost $34,766,620)		34,766,620
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,584,961,481)	2,671,145,960
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(26,793,565)
NET ASSETS - 100%	$ 2,644,352,395
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,505,462 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,325,908
NJOY, Inc. Series D	2/14/14	$ 474,963
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,798
Fidelity Securities Lending Cash Central Fund	953,751
Total	$ 966,549
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 278,026,438	$ 278,012,511	$ -	$ 13,927
Consumer Staples	186,648,443	169,881,613	16,766,830	-
Energy	226,606,354	226,606,354	-	-
Financials	555,566,138	554,388,969	1,177,169	-
Health Care	338,830,013	338,830,013	-	-
Industrials	325,627,967	325,627,967	-	-
Information Technology	610,617,204	601,125,669	-	9,491,535
Materials	77,949,353	68,654,236	9,295,117	-
Telecommunication Services	27,859,714	27,859,714	-	-
Utilities	8,647,716	8,647,716	-	-
Money Market Funds	34,766,620	34,766,620	-	-
Total Investments in Securities:	$ 2,671,145,960	$ 2,634,401,382	$ 27,239,116	$ 9,505,462
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
United Kingdom	3.7%
Canada	2.6%
Ireland	1.5%
Israel	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $32,400,550) - See accompanying schedule: Unaffiliated issuers (cost $2,550,194,861)	$ 2,636,379,340
Fidelity Central Funds (cost $34,766,620)	34,766,620
Total Investments (cost $2,584,961,481)		$ 2,671,145,960
Foreign currency held at value (cost $289,222)		290,835
Receivable for investments sold		19,526,298
Receivable for fund shares sold		363,153
Dividends receivable		4,359,512
Distributions receivable from Fidelity Central Funds		86,957
Prepaid expenses		9,001
Other receivables		505,595
Total assets		2,696,287,311

Liabilities
Payable for investments purchased	$ 15,988,189
Payable for fund shares redeemed	1,026,534
Accrued management fee	1,241,154
Distribution and service plan fees payable	76,970
Other affiliated payables	121,587
Other payables and accrued expenses	145,209
Collateral on securities loaned, at value	33,335,273
Total liabilities		51,934,916

Net Assets		$ 2,644,352,395
Net Assets consist of:
Paid in capital		$ 2,432,736,121
Undistributed net investment income		29,821,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		95,808,631
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,986,528
Net Assets		$ 2,644,352,395

Statement of Assets and Liabilities - continued

September 30, 2015

Class O: Net Asset Value, offering price and redemption price per share ($2,290,766,713 ÷ 172,284,867 shares)	$ 13.30

Class A: Net Asset Value and redemption price per share ($347,874,942 ÷ 26,969,376 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($2,066,334 ÷ 164,116 shares)	$ 12.59

Maximum offering price per share (100/96.50 of $12.59)	$ 13.05
Class B: Net Asset Value and offering price per share ($92,417 ÷ 7,529 shares)A	$ 12.27

Class C: Net Asset Value and offering price per share ($1,948,331 ÷ 159,519 shares)A	$ 12.21

Class I: Net Asset Value, offering price and redemption price per share ($1,603,658 ÷ 120,189 shares)	$ 13.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015
Investment Income
Dividends		$ 58,566,629
Income from Fidelity Central Funds		966,549
Total income		59,533,178

Expenses
Management fee	$ 16,478,274
Transfer agent fees	303,889
Distribution and service plan fees	1,007,706
Accounting and security lending fees	891,236
Custodian fees and expenses	90,870
Independent trustees' compensation	13,192
Depreciation in deferred trustee compensation account	(43)
Registration fees	77,128
Audit	75,115
Legal	18,378
Interest	138
Miscellaneous	21,619
Total expenses before reductions	18,977,502
Expense reductions	(100,395)	18,877,107

Net investment income (loss)		40,656,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,093,043
Foreign currency transactions	11,009
Total net realized gain (loss)		107,104,052
Change in net unrealized appreciation (depreciation) on: Investment securities	(285,117,204)
Assets and liabilities in foreign currencies	(26,003)
Total change in net unrealized appreciation (depreciation)		(285,143,207)
Net gain (loss)		(178,039,155)
Net increase (decrease) in net assets resulting from operations		$ (137,383,084)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,656,071	$ 37,078,894
Net realized gain (loss)	107,104,052	756,490,199
Change in net unrealized appreciation (depreciation)	(285,143,207)	(329,040,539)
Net increase (decrease) in net assets resulting from operations	(137,383,084)	464,528,554
Distributions to shareholders from net investment income	(37,611,672)	(17,694,240)
Distributions to shareholders from net realized gain	(413,083,355)	-
Total distributions	(450,695,027)	(17,694,240)
Share transactions - net increase (decrease)	203,326,997	(277,301,163)
Total increase (decrease) in net assets	(384,751,114)	169,533,151

Net Assets
Beginning of period	3,029,103,509	2,859,570,358
End of period (including undistributed net investment income of $29,821,115 and undistributed net investment income of $28,973,761, respectively)	$ 2,644,352,395	$ 3,029,103,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.53	$ 14.24	$ 12.04	$ 9.67	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.21	.20	.11	.12	.05
Net realized and unrealized gain (loss)	(.95)	2.19	2.22	2.32	.18
Total from investment operations	(.74)	2.39	2.33	2.44	.23
Distributions from net investment income	(.21)	(.10)	(.13)	(.06)	(.05)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.49)	(.10)	(.13)	(.07)	(.06)
Net asset value, end of period	$ 13.30	$ 16.53	$ 14.24	$ 12.04	$ 9.67
Total Return A, B	(5.16)%	16.83%	19.62%	25.38%	2.33%
Ratios to Average Net Assets D, F
Expenses before reductions	.59%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.59%	.59%	.59%	.60%	.59%
Net investment income (loss)	1.40%	1.27%	.90%	1.05%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,290,767	$ 2,634,214	$ 2,497,596	$ 2,382,741	$ 2,150,649
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.10	$ 13.87	$ 11.74	$ 9.42	$ 9.26
Income from Investment Operations
Net investment income (loss) D	.16	.15	.07	.08	.01
Net realized and unrealized gain (loss)	(.92)	2.13	2.15	2.28	.17
Total from investment operations	(.76)	2.28	2.22	2.36	.18
Distributions from net investment income	(.17)	(.05)	(.09)	(.03)	(.01)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.44) H	(.05)	(.09)	(.04)	(.02)
Net asset value, end of period	$ 12.90	$ 16.10	$ 13.87	$ 11.74	$ 9.42
Total Return A, B, C	(5.42)%	16.50%	19.12%	25.06%	1.91%
Ratios to Average Net Assets E, G
Expenses before reductions	.89%	.89%	.92%	.94%	.95%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.94%	.95%
Expenses net of all reductions	.89%	.89%	.90%	.94%	.94%
Net investment income (loss)	1.10%	.97%	.58%	.71%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,875	$ 389,001	$ 357,203	$ 325,967	$ 284,072
Portfolio turnover rate F	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.44 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.278 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.78	$ 13.62	$ 11.55	$ 9.28	$ 9.15
Income from Investment Operations
Net investment income (loss) C	.08	.06	.01	.02	(.04)
Net realized and unrealized gain (loss)	(.89)	2.10	2.12	2.25	.17
Total from investment operations	(.81)	2.16	2.13	2.27	.13
Distributions from net investment income	(.10)	-	(.06)	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.38)	-	(.06)	-	-
Net asset value, end of period	$ 12.59	$ 15.78	$ 13.62	$ 11.55	$ 9.28
Total Return A, B	(5.96)%	15.86%	18.50%	24.46%	1.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of fee waivers, if any	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of all reductions	1.42%	1.43%	1.43%	1.45%	1.43%
Net investment income (loss)	.56%	.43%	.05%	.20%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,066	$ 2,140	$ 1,543	$ 1,007	$ 739
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 13.35	$ 11.31	$ 9.13	$ 9.05
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.03)	(.09)
Net realized and unrealized gain (loss)	(.87)	2.05	2.09	2.21	.17
Total from investment operations	(.86)	2.05	2.04	2.18	.08
Distributions from net realized gain	(2.27)	-	-	-	-
Net asset value, end of period	$ 12.27	$ 15.40	$ 13.35	$ 11.31	$ 9.13
Total Return A, B	(6.44)%	15.36%	18.04%	23.88%	.88%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.90%	1.89%
Net investment income (loss)	.09%	(.03)%	(.40)%	(.25)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 144	$ 184	$ 235	$ 296
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 13.32	$ 11.28	$ 9.11	$ 9.02
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.02)	(.08)
Net realized and unrealized gain (loss)	(.87)	2.04	2.09	2.19	.17
Total from investment operations	(.86)	2.04	2.04	2.17	.09
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.29)	-	-	-	-
Net asset value, end of period	$ 12.21	$ 15.36	$ 13.32	$ 11.28	$ 9.11
Total Return A, B	(6.43)%	15.32%	18.09%	23.82%	1.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.87%	1.85%
Net investment income (loss)	.10%	(.03)%	(.39)%	(.22)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,948	$ 1,879	$ 1,764	$ 1,380	$ 1,007
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Advisor Capital Development Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 14.28	$ 12.09	$ 9.71	$ 9.54
Income from Investment Operations
Net investment income (loss) B	.19	.18	.09	.09	.02
Net realized and unrealized gain (loss)	(.96)	2.20	2.21	2.34	.18
Total from investment operations	(.77)	2.38	2.30	2.43	.20
Distributions from net investment income	(.19)	(.08)	(.11)	(.04)	(.02)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.47)	(.08)	(.11)	(.05)	(.03)
Net asset value, end of period	$ 13.34	$ 16.58	$ 14.28	$ 12.09	$ 9.71
Total Return A	(5.35)%	16.72%	19.24%	25.10%	2.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.79%	.87%	.88%
Expenses net of fee waivers, if any	.75%	.74%	.79%	.87%	.88%
Expenses net of all reductions	.75%	.73%	.78%	.86%	.86%
Net investment income (loss)	1.24%	1.13%	.71%	.79%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 1,726	$ 1,281	$ 385	$ 199
Portfolio turnover rate D	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Class I(formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,221,525
Gross unrealized depreciation	(275,420,187)
Net unrealized appreciation (depreciation) on securities	$ 83,801,338
Tax Cost	$ 2,587,344,622

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,903,424
Undistributed long-term capital gain	$ 100,626,611
Net unrealized appreciation (depreciation) on securities and other investments	$ 83,605,723

The Fund intends to elect to defer to its next fiscal year $2,434,838 of capital losses recognized during the period November 1, 2014 to September 30, 2015.

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 39,968,923	$ 17,694,240
Long-term Capital Gains	410,726,104	-
Total	$ 450,695,027	$ 17,694,240

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $972,655,394 and $1,166,760,805, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	975,476	11,227
Class T	.25%	.25%	11,326	49
Class B	.75%	.25%	1,276	958
Class C	.75%	.25%	19,628	2,317
			$ 1,007,706	$ 14,551

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	7,293
Class T	1,447
Class B*	-
Class C*	505
$ 9,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, and Class I. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 93,621	.00*
Class A	193,255.05
Class T	7,621.34
Class B	386.30
Class C	5,960.30
Class I	3,046.16
	$ 303,889

* Amount represents less than 0.005%.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,646 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,678,333.35%		$ 138

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,422 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $953,751, including $3,863 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,535 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,123 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 1,393
Class A	298
Class T	5
Class C	5
Class I	36
$ 1,737

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 33,600,473	$ 16,337,634
Class A	3,972,265	1,348,617
Class T	13,494	-
Class C	1,465	-
Class I	23,975	7,989
Total	$ 37,611,672	$ 17,694,240
From net realized gain
Class O	$ 357,672,834	$ -
Class A	54,510,836	-
Class T	316,906	-
Class B	20,279	-
Class C	278,048	-
Class I	284,452	-
Total	$ 413,083,355	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	3,465,693	4,090,392	$ 51,730,981	$ 63,553,916
Reinvestment of distributions	27,334,022	999,794	381,036,246	14,777,018
Shares redeemed	(17,887,979)	(21,145,176)	(267,340,065)	(331,436,126)
Net increase (decrease)	12,911,736	(16,054,990)	$ 165,427,162	$ (253,105,192)
Class A
Shares sold	1,335,357	1,535,341	$ 19,472,587	$ 23,321,304
Reinvestment of distributions	4,291,544	80,289	58,150,425	1,158,566
Shares redeemed	(2,815,140)	(3,204,566)	(40,869,718)	(48,997,219)
Net increase (decrease)	2,811,761	(1,588,936)	$ 36,753,294	$ (24,517,349)
Class T
Shares sold	38,308	42,814	$ 544,786	$ 649,746
Reinvestment of distributions	24,795	-	329,525	-
Shares redeemed	(34,604)	(20,449)	(480,691)	(304,587)
Net increase (decrease)	28,499	22,365	$ 393,620	$ 345,159
Class B
Shares sold	-	1,641	$ -	$ 22,982
Reinvestment of distributions	1,560	-	20,279	-
Shares redeemed	(3,365)	(6,094)	(46,212)	(88,613)
Net increase (decrease)	(1,805)	(4,453)	$ (25,933)	$ (65,631)
Class C
Shares sold	37,660	16,997	$ 510,667	$ 248,655
Reinvestment of distributions	17,743	-	229,419	-
Shares redeemed	(18,198)	(27,156)	(249,829)	(403,263)
Net increase (decrease)	37,205	(10,159)	$ 490,257	$ (154,608)
Class I
Shares sold	75,425	73,522	$ 1,179,164	$ 1,154,256
Reinvestment of distributions	20,995	525	293,929	7,794
Shares redeemed	(80,371)	(59,595)	(1,184,496)	(965,592)
Net increase (decrease)	16,049	14,452	$ 288,597	$ 196,458

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015, $108,759,794, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG% of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Capital Development Fund -

Class O

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class O	-5.16%	11.20%	5.93%
$50/month 15-Year Plan A	-54.66%	7.19%	4.54%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.70% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Capital Development Fund - Class O on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager Matthew Fruhan: For the year, the fund's share classes (excluding sales charges, if applicable) meaningfully lagged the benchmark S&P 500® index. Versus the S&P 500®, stock picking in the energy sector was the biggest disappointment, while modestly overweighting the beleaguered group also hurt our relative results. Within energy, the fund was especially hampered by positions in energy exploration and production company Apache and Canada-based Suncor, an integrated energy company not in the benchmark. The sharp drop in the oil price hurt both companies, while Suncor was further weighed down by a weaker Canadian dollar, which lowered returns for U.S. investors. Positioning in the consumer discretionary sector also was negative - especially not holding strong-performing benchmark component Amazon.com - while security selection in financials and materials further detracted. On the positive side, our choices in information technology added value. On an individual basis, the biggest contributor was a sizable position in retailer Target, which reported improved financial results over the past 12 months. Also of note, the fund benefited from positions in tobacco companies Lorillard and Reynolds American, both of which we sold after the stocks' prices exceeded our target. Reynolds acquired Lorillard in June.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period C April 1, 2015 to September 30, 2015
Class O	.59%
Actual		$ 1,000.00	$ 912.20	$ 2.83
HypotheticalA		$ 1,000.00	$ 1,022.11	$ 2.99
Class A	.89%
Actual		$ 1,000.00	$ 910.40	$ 4.26
HypotheticalA		$ 1,000.00	$ 1,020.61	$ 4.51
Class T	1.42%
Actual		$ 1,000.00	$ 908.40	$ 6.79
HypotheticalA		$ 1,000.00	$ 1,017.95	$ 7.18
Class B	1.89%
Actual		$ 1,000.00	$ 905.50	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class C	1.89%
Actual		$ 1,000.00	$ 905.80	$ 9.03
HypotheticalA		$ 1,000.00	$ 1,015.59	$ 9.55
Class I	.75%
Actual		$ 1,000.00	$ 911.20	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.31	$ 3.80

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.4	4.1
General Electric Co.	3.5	2.8
Apple, Inc.	3.4	3.6
Bank of America Corp.	2.8	2.3
Citigroup, Inc.	2.6	2.4
Microsoft Corp.	2.5	2.2
Target Corp.	2.3	2.3
Google, Inc. Class A	2.0	1.6
Procter & Gamble Co.	1.8	1.6
Comcast Corp. Class A	1.8	1.8
	27.1
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.1	21.8
Financials	21.0	19.6
Health Care	12.8	13.0
Industrials	12.3	12.1
Consumer Discretionary	10.5	10.9
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.7%		Stocks 99.7%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.3%
* Foreign investments	10.1%	** Foreign investments	11.1%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
CONSUMER DISCRETIONARY - 10.5%
Automobiles - 0.2%
Harley-Davidson, Inc.	57,400	$ 3,151,260
Tesla Motors, Inc. (a)	8,700	2,161,080
		5,312,340
Diversified Consumer Services - 0.4%
H&R Block, Inc.	263,500	9,538,700
Hotels, Restaurants & Leisure - 0.8%
Las Vegas Sands Corp.	138,400	5,255,048
Yum! Brands, Inc.	214,324	17,135,204
		22,390,252
Household Durables - 0.4%
KB Home (d)	433,300	5,871,215
Taylor Morrison Home Corp. (a)	239,200	4,463,472
		10,334,687
Internet & Catalog Retail - 0.3%
Priceline Group, Inc. (a)	7,100	8,781,706
Media - 4.6%
Comcast Corp. Class A	828,300	47,113,704
Liberty Global PLC Class A (a)	97,700	4,195,238
Scripps Networks Interactive, Inc. Class A	94,700	4,658,293
Sinclair Broadcast Group, Inc. Class A (d)	328,100	8,307,492
Starz Series A (a)	118,400	4,421,056
Time Warner, Inc.	492,710	33,873,813
Viacom, Inc. Class B (non-vtg.)	450,700	19,447,705
		122,017,301
Multiline Retail - 2.3%
Target Corp.	767,350	60,359,751
Specialty Retail - 1.4%
Lowe's Companies, Inc.	474,400	32,695,648
Lumber Liquidators Holdings, Inc. (a)(d)	275,900	3,625,326
		36,320,974
Textiles, Apparel & Luxury Goods - 0.1%
Michael Kors Holdings Ltd. (a)	70,000	2,956,800
TOTAL CONSUMER DISCRETIONARY		278,012,511
CONSUMER STAPLES - 7.1%
Beverages - 2.3%
Diageo PLC	567,002	15,233,598
PepsiCo, Inc.	64,000	6,035,200
SABMiller PLC	111,300	6,291,952
The Coca-Cola Co.	807,100	32,380,852
		59,941,602
Food & Staples Retailing - 1.2%
CVS Health Corp.	136,200	13,140,576
Tesco PLC	552,000	1,533,232
United Natural Foods, Inc. (a)	98,600	4,783,086
Walgreens Boots Alliance, Inc.	128,600	10,686,660
		30,143,554

	Shares	Value
Food Products - 0.1%
Keurig Green Mountain, Inc.	3,325	$ 173,366
Mead Johnson Nutrition Co. Class A	44,000	3,097,600
		3,270,966
Household Products - 1.8%
Procter & Gamble Co.	661,500	47,588,310
Tobacco - 1.7%
British American Tobacco PLC sponsored ADR	163,864	18,038,149
Philip Morris International, Inc.	348,744	27,665,862
		45,704,011
TOTAL CONSUMER STAPLES		186,648,443
ENERGY - 8.6%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	717,500	10,102,400
Helmerich & Payne, Inc. (d)	32,500	1,535,950
National Oilwell Varco, Inc.	155,000	5,835,750
Oceaneering International, Inc.	267,700	10,515,256
Schlumberger Ltd.	112,200	7,738,434
		35,727,790
Oil, Gas & Consumable Fuels - 7.2%
Amyris, Inc. (a)(d)	1,784,459	3,586,763
Anadarko Petroleum Corp.	58,900	3,556,971
Apache Corp.	528,400	20,692,144
Cabot Oil & Gas Corp.	225,000	4,918,500
Cenovus Energy, Inc.	41,900	635,486
Chevron Corp.	532,827	42,029,394
Cobalt International Energy, Inc. (a)	471,100	3,335,388
ConocoPhillips Co.	288,200	13,822,072
Golar LNG Ltd.	99,300	2,768,484
Imperial Oil Ltd.	581,900	18,435,918
Kinder Morgan, Inc.	208,100	5,760,208
Legacy Reserves LP	180,924	739,979
Markwest Energy Partners LP	164,300	7,050,113
Memorial Resource Development Corp. (a)	80,200	1,409,916
Noble Energy, Inc.	63,600	1,919,448
SM Energy Co.	55,600	1,781,424
Suncor Energy, Inc.	1,564,200	41,833,120
The Williams Companies, Inc.	319,158	11,760,972
Williams Partners LP	151,700	4,842,264
		190,878,564
TOTAL ENERGY		226,606,354
FINANCIALS - 21.0%
Banks - 13.9%
Bank of America Corp.	4,699,300	73,215,094
Citigroup, Inc.	1,398,704	69,389,705
Comerica, Inc.	169,500	6,966,450
Fifth Third Bancorp	270,800	5,120,828
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
JPMorgan Chase & Co.	1,906,010	$ 116,209,427
Lloyds Banking Group PLC	1,034,000	1,177,169
PNC Financial Services Group, Inc.	96,516	8,609,227
Regions Financial Corp.	1,428,300	12,868,983
Standard Chartered PLC (United Kingdom)	735,362	7,128,380
SunTrust Banks, Inc.	669,800	25,613,152
U.S. Bancorp	631,842	25,911,840
Wells Fargo & Co.	315,450	16,198,358
		368,408,613
Capital Markets - 4.9%
Charles Schwab Corp.	602,355	17,203,259
E*TRADE Financial Corp. (a)	257,800	6,787,874
Goldman Sachs Group, Inc.	5,400	938,304
KKR & Co. LP	303,082	5,085,716
Morgan Stanley	905,800	28,532,700
Northern Trust Corp.	264,095	18,000,715
State Street Corp.	639,990	43,013,728
The Blackstone Group LP	291,200	9,222,304
		128,784,600
Insurance - 1.7%
American International Group, Inc.	278,900	15,847,098
MetLife, Inc.	433,600	20,444,240
Principal Financial Group, Inc.	172,900	8,185,086
		44,476,424
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)	1,232,500	11,412,950
Radian Group, Inc.	156,100	2,483,551
		13,896,501
TOTAL FINANCIALS		555,566,138
HEALTH CARE - 12.8%
Biotechnology - 2.8%
Alnylam Pharmaceuticals, Inc. (a)	34,500	2,772,420
Amgen, Inc.	154,715	21,400,179
Biogen, Inc. (a)	63,400	18,500,754
BioMarin Pharmaceutical, Inc. (a)	13,300	1,400,756
Celldex Therapeutics, Inc. (a)	11,700	123,318
Clovis Oncology, Inc. (a)	28,100	2,584,076
Discovery Laboratories, Inc. (a)	1,202,400	360,720
Genocea Biosciences, Inc. (a)	41,600	284,960
Insmed, Inc. (a)	147,800	2,744,646
Intercept Pharmaceuticals, Inc. (a)(d)	144,314	23,935,920
Spark Therapeutics, Inc.	32,700	1,364,571
		75,472,320
Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	195,000	7,842,900
Alere, Inc. (a)	665,600	32,048,640

	Shares	Value
Boston Scientific Corp. (a)	2,139,551	$ 35,110,032
Medtronic PLC	145,600	9,746,464
Neovasc, Inc. (a)	80,100	395,694
St. Jude Medical, Inc.	96,100	6,062,949
Zimmer Biomet Holdings, Inc.	86,200	8,096,766
		99,303,445
Health Care Providers & Services - 1.9%
Express Scripts Holding Co. (a)	319,600	25,874,816
McKesson Corp.	126,780	23,458,103
		49,332,919
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	80,700	338,940
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.	96,400	3,309,412
Pharmaceuticals - 4.2%
Allergan PLC (a)	45,200	12,285,812
GlaxoSmithKline PLC sponsored ADR	813,200	31,267,540
Jazz Pharmaceuticals PLC (a)	56,000	7,437,360
Johnson & Johnson	267,760	24,995,396
Teva Pharmaceutical Industries Ltd. sponsored ADR	538,450	30,400,887
TherapeuticsMD, Inc. (a)	485,500	2,845,030
Theravance, Inc.	256,400	1,840,952
		111,072,977
TOTAL HEALTH CARE		338,830,013
INDUSTRIALS - 12.3%
Aerospace & Defense - 1.4%
KEYW Holding Corp. (a)	120,517	741,180
The Boeing Co.	192,100	25,155,495
United Technologies Corp.	132,000	11,746,680
		37,643,355
Air Freight & Logistics - 2.0%
FedEx Corp.	96,300	13,865,274
Hub Group, Inc. Class A (a)	244,400	8,898,604
United Parcel Service, Inc. Class B	313,000	30,889,970
		53,653,848
Building Products - 0.3%
Caesarstone Sdot-Yam Ltd.	25,700	781,280
Lennox International, Inc.	51,600	5,847,828
		6,629,108
Commercial Services & Supplies - 0.5%
ADT Corp. (d)	455,800	13,628,420
Electrical Equipment - 1.0%
AMETEK, Inc.	165,400	8,653,728
Eaton Corp. PLC	32,300	1,656,990
Emerson Electric Co.	238,100	10,516,877
Hubbell, Inc. Class B	56,918	4,835,184
		25,662,779
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 3.5%
General Electric Co.	3,693,400	$ 93,147,548
Machinery - 0.8%
Deere & Co.	102,900	7,614,600
Ingersoll-Rand PLC	95,500	4,848,535
Joy Global, Inc. (d)	100,000	1,493,000
Rexnord Corp. (a)	233,300	3,961,434
Valmont Industries, Inc.	37,500	3,558,375
		21,475,944
Professional Services - 0.5%
Acacia Research Corp.	464,768	4,220,093
Verisk Analytics, Inc. (a)	101,200	7,479,692
		11,699,785
Road & Rail - 2.1%
CSX Corp.	856,700	23,045,230
Genesee & Wyoming, Inc. Class A (a)	109,400	6,463,352
J.B. Hunt Transport Services, Inc.	134,600	9,610,440
Kansas City Southern	96,000	8,724,480
Norfolk Southern Corp.	86,200	6,585,680
Union Pacific Corp.	18,800	1,662,108
		56,091,290
Trading Companies & Distributors - 0.2%
HD Supply Holdings, Inc. (a)	209,500	5,995,890
TOTAL INDUSTRIALS		325,627,967
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 3.2%
Cisco Systems, Inc.	1,540,200	40,430,250
QUALCOMM, Inc.	838,000	45,025,740
		85,455,990
Internet Software & Services - 4.6%
Facebook, Inc. Class A (a)	51,000	4,584,900
Google, Inc.:
Class A (a)	81,000	51,707,970
Class C	67,083	40,814,639
Twitter, Inc. (a)	422,400	11,379,456
Yahoo!, Inc. (a)	461,459	13,340,780
		121,827,745
IT Services - 5.4%
Cognizant Technology Solutions Corp. Class A (a)	141,500	8,859,315
Fidelity National Information Services, Inc.	79,400	5,326,152
IBM Corp.	207,100	30,023,287
MasterCard, Inc. Class A	390,800	35,218,896
Paychex, Inc.	346,100	16,484,743
The Western Union Co.	129,600	2,379,456

	Shares	Value
Unisys Corp. (a)	556,799	$ 6,625,908
Visa, Inc. Class A	532,800	37,114,848
		142,032,605
Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. Class A	259,636	13,353,079
Marvell Technology Group Ltd.	488,100	4,417,305
		17,770,384
Software - 4.1%
Adobe Systems, Inc. (a)	113,200	9,307,304
Autodesk, Inc. (a)	133,700	5,901,518
Microsoft Corp.	1,492,700	66,066,902
Oracle Corp.	521,550	18,838,386
Salesforce.com, Inc. (a)	123,300	8,560,719
		108,674,829
Technology Hardware, Storage & Peripherals - 5.1%
Apple, Inc.	818,600	90,291,580
EMC Corp.	1,244,200	30,059,872
First Data Holdings, Inc. Class B (a)(e)	2,081,477	9,491,535
Western Digital Corp.	63,100	5,012,664
		134,855,651
TOTAL INFORMATION TECHNOLOGY		610,617,204
MATERIALS - 2.9%
Chemicals - 2.4%
Airgas, Inc.	131,590	11,754,935
E.I. du Pont de Nemours & Co.	92,847	4,475,225
Intrepid Potash, Inc. (a)	399,140	2,211,236
LyondellBasell Industries NV Class A	34,600	2,884,256
Monsanto Co.	303,900	25,934,826
Potash Corp. of Saskatchewan, Inc.	354,400	7,284,520
Syngenta AG (Switzerland)	29,010	9,295,117
		63,840,115
Containers & Packaging - 0.3%
WestRock Co.	181,134	9,317,533
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	494,500	4,791,705
TOTAL MATERIALS		77,949,353
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	640,306	27,859,714
UTILITIES - 0.3%
Electric Utilities - 0.2%
Exelon Corp.	154,900	4,600,530
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	195,800	$ 4,047,186
TOTAL UTILITIES		8,647,716
TOTAL COMMON STOCKS (Cost $2,549,719,898)		2,636,365,413
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc. Series D (a)(e)	28,061	13,927
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $474,963)		13,927
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.18% (b)	1,431,347	1,431,347
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	33,335,273	33,335,273
TOTAL MONEY MARKET FUNDS (Cost $34,766,620)		34,766,620
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,584,961,481)	2,671,145,960
NET OTHER ASSETS (LIABILITIES) - (1.0)%	(26,793,565)
NET ASSETS - 100%	$ 2,644,352,395
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,505,462 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,325,908
NJOY, Inc. Series D	2/14/14	$ 474,963
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 12,798
Fidelity Securities Lending Cash Central Fund	953,751
Total	$ 966,549
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 278,026,438	$ 278,012,511	$ -	$ 13,927
Consumer Staples	186,648,443	169,881,613	16,766,830	-
Energy	226,606,354	226,606,354	-	-
Financials	555,566,138	554,388,969	1,177,169	-
Health Care	338,830,013	338,830,013	-	-
Industrials	325,627,967	325,627,967	-	-
Information Technology	610,617,204	601,125,669	-	9,491,535
Materials	77,949,353	68,654,236	9,295,117	-
Telecommunication Services	27,859,714	27,859,714	-	-
Utilities	8,647,716	8,647,716	-	-
Money Market Funds	34,766,620	34,766,620	-	-
Total Investments in Securities:	$ 2,671,145,960	$ 2,634,401,382	$ 27,239,116	$ 9,505,462
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.9%
United Kingdom	3.7%
Canada	2.6%
Ireland	1.5%
Israel	1.2%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $32,400,550) - See accompanying schedule: Unaffiliated issuers (cost $2,550,194,861)	$ 2,636,379,340
Fidelity Central Funds (cost $34,766,620)	34,766,620
Total Investments (cost $2,584,961,481)		$ 2,671,145,960
Foreign currency held at value (cost $289,222)		290,835
Receivable for investments sold		19,526,298
Receivable for fund shares sold		363,153
Dividends receivable		4,359,512
Distributions receivable from Fidelity Central Funds		86,957
Prepaid expenses		9,001
Other receivables		505,595
Total assets		2,696,287,311

Liabilities
Payable for investments purchased	$ 15,988,189
Payable for fund shares redeemed	1,026,534
Accrued management fee	1,241,154
Distribution and service plan fees payable	76,970
Other affiliated payables	121,587
Other payables and accrued expenses	145,209
Collateral on securities loaned, at value	33,335,273
Total liabilities		51,934,916

Net Assets		$ 2,644,352,395
Net Assets consist of:
Paid in capital		$ 2,432,736,121
Undistributed net investment income		29,821,115
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		95,808,631
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		85,986,528
Net Assets		$ 2,644,352,395

Statement of Assets and Liabilities - continued

September 30, 2015

Class O: Net Asset Value, offering price and redemption price per share ($2,290,766,713 ÷ 172,284,867 shares)	$ 13.30

Class A: Net Asset Value and redemption price per share ($347,874,942 ÷ 26,969,376 shares)	$ 12.90

Maximum offering price per share (100/94.25 of $12.90)	$ 13.69
Class T: Net Asset Value and redemption price per share ($2,066,334 ÷ 164,116 shares)	$ 12.59

Maximum offering price per share (100/96.50 of $12.59)	$ 13.05
Class B: Net Asset Value and offering price per share ($92,417 ÷ 7,529 shares)A	$ 12.27

Class C: Net Asset Value and offering price per share ($1,948,331 ÷ 159,519 shares)A	$ 12.21

Class I: Net Asset Value, offering price and redemption price per share ($1,603,658 ÷ 120,189 shares)	$ 13.34

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015
Investment Income
Dividends		$ 58,566,629
Income from Fidelity Central Funds		966,549
Total income		59,533,178

Expenses
Management fee	$ 16,478,274
Transfer agent fees	303,889
Distribution and service plan fees	1,007,706
Accounting and security lending fees	891,236
Custodian fees and expenses	90,870
Independent trustees' compensation	13,192
Depreciation in deferred trustee compensation account	(43)
Registration fees	77,128
Audit	75,115
Legal	18,378
Interest	138
Miscellaneous	21,619
Total expenses before reductions	18,977,502
Expense reductions	(100,395)	18,877,107

Net investment income (loss)		40,656,071
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	107,093,043
Foreign currency transactions	11,009
Total net realized gain (loss)		107,104,052
Change in net unrealized appreciation (depreciation) on: Investment securities	(285,117,204)
Assets and liabilities in foreign currencies	(26,003)
Total change in net unrealized appreciation (depreciation)		(285,143,207)
Net gain (loss)		(178,039,155)
Net increase (decrease) in net assets resulting from operations		$ (137,383,084)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 40,656,071	$ 37,078,894
Net realized gain (loss)	107,104,052	756,490,199
Change in net unrealized appreciation (depreciation)	(285,143,207)	(329,040,539)
Net increase (decrease) in net assets resulting from operations	(137,383,084)	464,528,554
Distributions to shareholders from net investment income	(37,611,672)	(17,694,240)
Distributions to shareholders from net realized gain	(413,083,355)	-
Total distributions	(450,695,027)	(17,694,240)
Share transactions - net increase (decrease)	203,326,997	(277,301,163)
Total increase (decrease) in net assets	(384,751,114)	169,533,151

Net Assets
Beginning of period	3,029,103,509	2,859,570,358
End of period (including undistributed net investment income of $29,821,115 and undistributed net investment income of $28,973,761, respectively)	$ 2,644,352,395	$ 3,029,103,509

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.53	$ 14.24	$ 12.04	$ 9.67	$ 9.50
Income from Investment Operations
Net investment income (loss) C	.21	.20	.11	.12	.05
Net realized and unrealized gain (loss)	(.95)	2.19	2.22	2.32	.18
Total from investment operations	(.74)	2.39	2.33	2.44	.23
Distributions from net investment income	(.21)	(.10)	(.13)	(.06)	(.05)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.49)	(.10)	(.13)	(.07)	(.06)
Net asset value, end of period	$ 13.30	$ 16.53	$ 14.24	$ 12.04	$ 9.67
Total Return A, B	(5.16)%	16.83%	19.62%	25.38%	2.33%
Ratios to Average Net Assets D, F
Expenses before reductions	.59%	.60%	.60%	.61%	.61%
Expenses net of fee waivers, if any	.59%	.60%	.60%	.61%	.61%
Expenses net of all reductions	.59%	.59%	.59%	.60%	.59%
Net investment income (loss)	1.40%	1.27%	.90%	1.05%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,290,767	$ 2,634,214	$ 2,497,596	$ 2,382,741	$ 2,150,649
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.10	$ 13.87	$ 11.74	$ 9.42	$ 9.26
Income from Investment Operations
Net investment income (loss) D	.16	.15	.07	.08	.01
Net realized and unrealized gain (loss)	(.92)	2.13	2.15	2.28	.17
Total from investment operations	(.76)	2.28	2.22	2.36	.18
Distributions from net investment income	(.17)	(.05)	(.09)	(.03)	(.01)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.44) H	(.05)	(.09)	(.04)	(.02)
Net asset value, end of period	$ 12.90	$ 16.10	$ 13.87	$ 11.74	$ 9.42
Total Return A, B, C	(5.42)%	16.50%	19.12%	25.06%	1.91%
Ratios to Average Net Assets E, G
Expenses before reductions	.89%	.89%	.92%	.94%	.95%
Expenses net of fee waivers, if any	.89%	.89%	.92%	.94%	.95%
Expenses net of all reductions	.89%	.89%	.90%	.94%	.94%
Net investment income (loss)	1.10%	.97%	.58%	.71%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 347,875	$ 389,001	$ 357,203	$ 325,967	$ 284,072
Portfolio turnover rate F	33%	115%	57%	43%	118%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $2.44 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.278 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.78	$ 13.62	$ 11.55	$ 9.28	$ 9.15
Income from Investment Operations
Net investment income (loss) C	.08	.06	.01	.02	(.04)
Net realized and unrealized gain (loss)	(.89)	2.10	2.12	2.25	.17
Total from investment operations	(.81)	2.16	2.13	2.27	.13
Distributions from net investment income	(.10)	-	(.06)	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.38)	-	(.06)	-	-
Net asset value, end of period	$ 12.59	$ 15.78	$ 13.62	$ 11.55	$ 9.28
Total Return A, B	(5.96)%	15.86%	18.50%	24.46%	1.42%
Ratios to Average Net Assets D, F
Expenses before reductions	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of fee waivers, if any	1.43%	1.43%	1.45%	1.46%	1.45%
Expenses net of all reductions	1.42%	1.43%	1.43%	1.45%	1.43%
Net investment income (loss)	.56%	.43%	.05%	.20%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,066	$ 2,140	$ 1,543	$ 1,007	$ 739
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Fidelity Advisor Capital Development Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.40	$ 13.35	$ 11.31	$ 9.13	$ 9.05
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.03)	(.09)
Net realized and unrealized gain (loss)	(.87)	2.05	2.09	2.21	.17
Total from investment operations	(.86)	2.05	2.04	2.18	.08
Distributions from net realized gain	(2.27)	-	-	-	-
Net asset value, end of period	$ 12.27	$ 15.40	$ 13.35	$ 11.31	$ 9.13
Total Return A, B	(6.44)%	15.36%	18.04%	23.88%	.88%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.90%	1.91%
Expenses net of all reductions	1.89%	1.89%	1.89%	1.90%	1.89%
Net investment income (loss)	.09%	(.03)%	(.40)%	(.25)%	(.82)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 92	$ 144	$ 184	$ 235	$ 296
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Capital Development Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 13.32	$ 11.28	$ 9.11	$ 9.02
Income from Investment Operations
Net investment income (loss) C	.01	- G	(.05)	(.02)	(.08)
Net realized and unrealized gain (loss)	(.87)	2.04	2.09	2.19	.17
Total from investment operations	(.86)	2.04	2.04	2.17	.09
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	(2.28)	-	-	-	-
Total distributions	(2.29)	-	-	-	-
Net asset value, end of period	$ 12.21	$ 15.36	$ 13.32	$ 11.28	$ 9.11
Total Return A, B	(6.43)%	15.32%	18.09%	23.82%	1.00%
Ratios to Average Net Assets D, F
Expenses before reductions	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of fee waivers, if any	1.89%	1.89%	1.90%	1.87%	1.87%
Expenses net of all reductions	1.89%	1.89%	1.88%	1.87%	1.85%
Net investment income (loss)	.10%	(.03)%	(.39)%	(.22)%	(.79)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,948	$ 1,879	$ 1,764	$ 1,380	$ 1,007
Portfolio turnover rate E	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

Financial Highlights - Fidelity Advisor Capital Development Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 16.58	$ 14.28	$ 12.09	$ 9.71	$ 9.54
Income from Investment Operations
Net investment income (loss) B	.19	.18	.09	.09	.02
Net realized and unrealized gain (loss)	(.96)	2.20	2.21	2.34	.18
Total from investment operations	(.77)	2.38	2.30	2.43	.20
Distributions from net investment income	(.19)	(.08)	(.11)	(.04)	(.02)
Distributions from net realized gain	(2.28)	-	-	(.01)	(.01)
Total distributions	(2.47)	(.08)	(.11)	(.05)	(.03)
Net asset value, end of period	$ 13.34	$ 16.58	$ 14.28	$ 12.09	$ 9.71
Total Return A	(5.35)%	16.72%	19.24%	25.10%	2.04%
Ratios to Average Net Assets C, E
Expenses before reductions	.75%	.74%	.79%	.87%	.88%
Expenses net of fee waivers, if any	.75%	.74%	.79%	.87%	.88%
Expenses net of all reductions	.75%	.73%	.78%	.86%	.86%
Net investment income (loss)	1.24%	1.13%	.71%	.79%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,604	$ 1,726	$ 1,281	$ 385	$ 199
Portfolio turnover rate D	33%	115%	57%	43%	118%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Capital Development Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers five classes of shares, Class O, Class A (formerly Class N), Class T, Class C, and Class I(formerly Institutional Class), each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans Destiny Plans II:O and Destiny Plans II:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of September 30, 2015 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 359,221,525
Gross unrealized depreciation	(275,420,187)
Net unrealized appreciation (depreciation) on securities	$ 83,801,338
Tax Cost	$ 2,587,344,622

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 29,903,424
Undistributed long-term capital gain	$ 100,626,611
Net unrealized appreciation (depreciation) on securities and other investments	$ 83,605,723

The Fund intends to elect to defer to its next fiscal year $2,434,838 of capital losses recognized during the period November 1, 2014 to September 30, 2015.

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 39,968,923	$ 17,694,240
Long-term Capital Gains	410,726,104	-
Total	$ 450,695,027	$ 17,694,240

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $972,655,394 and $1,166,760,805, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	975,476	11,227
Class T	.25%	.25%	11,326	49
Class B	.75%	.25%	1,276	958
Class C	.75%	.25%	19,628	2,317
			$ 1,007,706	$ 14,551

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	7,293
Class T	1,447
Class B*	-
Class C*	505
$ 9,245

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, and Class I. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund. FIIOC does not receive a fee for Class O Destiny Plan accounts. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 93,621	.00*
Class A	193,255.05
Class T	7,621.34
Class B	386.30
Class C	5,960.30
Class I	3,046.16
	$ 303,889

* Amount represents less than 0.005%.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $19,646 for the period.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,678,333.35%		$ 138

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,422 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $953,751, including $3,863 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $86,535 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $12,123 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 1,393
Class A	298
Class T	5
Class C	5
Class I	36
$ 1,737

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 33,600,473	$ 16,337,634
Class A	3,972,265	1,348,617
Class T	13,494	-
Class C	1,465	-
Class I	23,975	7,989
Total	$ 37,611,672	$ 17,694,240
From net realized gain
Class O	$ 357,672,834	$ -
Class A	54,510,836	-
Class T	316,906	-
Class B	20,279	-
Class C	278,048	-
Class I	284,452	-
Total	$ 413,083,355	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	3,465,693	4,090,392	$ 51,730,981	$ 63,553,916
Reinvestment of distributions	27,334,022	999,794	381,036,246	14,777,018
Shares redeemed	(17,887,979)	(21,145,176)	(267,340,065)	(331,436,126)
Net increase (decrease)	12,911,736	(16,054,990)	$ 165,427,162	$ (253,105,192)
Class A
Shares sold	1,335,357	1,535,341	$ 19,472,587	$ 23,321,304
Reinvestment of distributions	4,291,544	80,289	58,150,425	1,158,566
Shares redeemed	(2,815,140)	(3,204,566)	(40,869,718)	(48,997,219)
Net increase (decrease)	2,811,761	(1,588,936)	$ 36,753,294	$ (24,517,349)
Class T
Shares sold	38,308	42,814	$ 544,786	$ 649,746
Reinvestment of distributions	24,795	-	329,525	-
Shares redeemed	(34,604)	(20,449)	(480,691)	(304,587)
Net increase (decrease)	28,499	22,365	$ 393,620	$ 345,159
Class B
Shares sold	-	1,641	$ -	$ 22,982
Reinvestment of distributions	1,560	-	20,279	-
Shares redeemed	(3,365)	(6,094)	(46,212)	(88,613)
Net increase (decrease)	(1,805)	(4,453)	$ (25,933)	$ (65,631)
Class C
Shares sold	37,660	16,997	$ 510,667	$ 248,655
Reinvestment of distributions	17,743	-	229,419	-
Shares redeemed	(18,198)	(27,156)	(249,829)	(403,263)
Net increase (decrease)	37,205	(10,159)	$ 490,257	$ (154,608)
Class I
Shares sold	75,425	73,522	$ 1,179,164	$ 1,154,256
Reinvestment of distributions	20,995	525	293,929	7,794
Shares redeemed	(80,371)	(59,595)	(1,184,496)	(965,592)
Net increase (decrease)	16,049	14,452	$ 288,597	$ 196,458

Annual Report

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Capital Development Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Capital Development Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Capital Development Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 13, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015, $108,759,794, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Capital Development Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in December 2013.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Capital Development Fund

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2014 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved since the period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG% of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Capital Development Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Diversified Stock Fund -

Class A, Class T, Class B and Class C

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-11.64%	11.04%	5.78%
Class T (incl. 3.50% sales charge)	-9.89%	11.07%	5.61%
Class B (incl. contingent deferred sales charge) A	-11.36%	11.04%	5.75%
Class C (incl. contingent deferred sales charge) B	-7.93%	11.32%	5.46%

A Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2005, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager James Morrow: For the year, the fund's share classes (excluding sales charges, if applicable) significantly trailed the benchmark S&P 500® index. Market conditions provided a big performance headwind the past year, as value-oriented stocks continued to lag their growth-oriented counterparts - a poor fit for my investment approach, given that we tend to hold more securities at the value end of the large-cap spectrum. Relative to the benchmark, the fund was hurt the most by poor stock picking in the energy sector, especially CONSOL Energy, a producer of coal and natural gas. The fund also was hampered by positions in energy producers Suncor Energy and Chevron, both of which were hurt by low prices for the natural resource, while Canada-based Suncor, an out-of-benchmark name, was weighed down by a stronger U.S. dollar. Despite the multiple challenges we saw in energy, the fund did benefit from not owning certain large benchmark components that similarly struggled, including integrated energy companies Exxon Mobil and ConocoPhillips. Security selection in the consumer staples, consumer discretionary, materials and industrials groups also meaningfully detracted. On the positive side, my choices and an overweighting in financials added value. Within this group, the fund benefited from a position in Chubb, a provider of property and casualty insurance that was acquired for a significant premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During PeriodC April 1, 2015 to September 30, 2015
Class O	.49%
Actual		$ 1,000.00	$ 908.50	$ 2.34
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48
Class A	.82%
Actual		$ 1,000.00	$ 906.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.15
Class T	1.22%
Actual		$ 1,000.00	$ 905.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.76%
Actual		$ 1,000.00	$ 902.80	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class C	1.76%
Actual		$ 1,000.00	$ 903.00	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class I	.63%
Actual		$ 1,000.00	$ 908.00	$ 3.01
HypotheticalA		$ 1,000.00	$ 1,021.91	$ 3.19
Class Z	.51%
Actual		$ 1,000.00	$ 908.60	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class C	3.1	3.2
Apple, Inc.	3.0	2.4
General Electric Co.	2.9	2.1
Johnson & Johnson	2.4	2.2
IBM Corp.	2.4	2.1
Procter & Gamble Co.	2.4	2.0
JPMorgan Chase & Co.	2.4	2.0
Verizon Communications, Inc.	2.3	2.2
Cisco Systems, Inc.	2.1	1.9
Bank of America Corp.	2.0	1.2
	25.0
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	23.4
Financials	22.1	19.8
Health Care	11.7	10.9
Industrials	11.0	11.4
Consumer Discretionary	9.8	11.6
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.3%		Stocks 96.4%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	10.7%	** Foreign investments	11.3%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.5%
General Motors Co.	300,000	$ 9,006,000
Hotels, Restaurants & Leisure - 0.9%
El Pollo Loco Holdings, Inc. (a)(e)	100,000	1,078,000
McDonald's Corp.	50,000	4,926,500
Noodles & Co. (a)	150,000	2,124,000
Yum! Brands, Inc.	100,000	7,995,000
		16,123,500
Household Durables - 1.3%
Jarden Corp. (a)	75,000	3,666,000
KB Home (e)	475,000	6,436,250
Taylor Morrison Home Corp. (a)	349,953	6,530,123
Tupperware Brands Corp.	125,000	6,186,250
		22,818,623
Leisure Products - 1.2%
Brunswick Corp.	225,000	10,775,250
New Academy Holding Co. LLC unit (a)(g)(h)	60,000	8,992,200
		19,767,450
Media - 2.6%
Comcast Corp. Class A	474,500	26,989,560
Time Warner, Inc.	100,000	6,875,000
Viacom, Inc. Class B (non-vtg.)	275,000	11,866,250
		45,730,810
Multiline Retail - 1.7%
Dollar General Corp.	100,000	7,244,000
Target Corp.	286,300	22,520,358
		29,764,358
Specialty Retail - 1.1%
Cabela's, Inc. Class A (a)(e)	90,000	4,104,000
GNC Holdings, Inc.	100,000	4,042,000
Lumber Liquidators Holdings, Inc. (a)(e)	150,000	1,971,000
Stage Stores, Inc. (e)	350,000	3,444,000
TJX Companies, Inc.	75,000	5,356,500
		18,917,500
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	575,000	2,886,240
Tory Burch LLC unit (f)(h)	70,274	5,026,199
		7,912,439
TOTAL CONSUMER DISCRETIONARY		170,040,680
CONSUMER STAPLES - 5.1%
Beverages - 0.8%
Diageo PLC sponsored ADR	75,000	8,084,250
Molson Coors Brewing Co. Class B	65,000	5,396,300
		13,480,550

	Shares	Value
Food & Staples Retailing - 1.6%
CVS Health Corp.	240,000	$ 23,155,200
Whole Foods Market, Inc.	175,000	5,538,750
		28,693,950
Food Products - 0.2%
Amplify Snack Brands, Inc. (a)(e)	325,000	3,480,750
Keurig Green Mountain, Inc.	300	15,642
		3,496,392
Household Products - 2.4%
Procter & Gamble Co.	575,000	41,365,500
Personal Products - 0.1%
Avon Products, Inc. (e)	550,000	1,787,500
TOTAL CONSUMER STAPLES		88,823,892
ENERGY - 7.7%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	300,000	4,224,000
National Oilwell Varco, Inc.	100,000	3,765,000
Oceaneering International, Inc.	87,500	3,437,000
Schlumberger Ltd.	187,500	12,931,875
		24,357,875
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	112,500	6,793,875
Apache Corp.	137,500	5,384,500
Cabot Oil & Gas Corp.	170,000	3,716,200
Cameco Corp. (e)	275,000	3,352,754
Chevron Corp.	375,000	29,580,000
Cimarex Energy Co.	12,500	1,281,000
CONSOL Energy, Inc. (e)	500,000	4,900,000
Legacy Reserves LP	33,012	135,019
Noble Energy, Inc.	50,000	1,509,000
Suncor Energy, Inc.	800,000	21,395,279
The Williams Companies, Inc.	500,000	18,425,000
Williams Partners LP	400,000	12,768,000
		109,240,627
TOTAL ENERGY		133,598,502
FINANCIALS - 22.1%
Banks - 9.4%
Bank of America Corp.	2,190,700	34,131,106
Comerica, Inc.	175,000	7,192,500
First Niagara Financial Group, Inc.	250,000	2,552,500
Huntington Bancshares, Inc.	700,000	7,420,000
JPMorgan Chase & Co.	675,000	41,154,750
KeyCorp	600,000	7,806,000
M&T Bank Corp.	50,000	6,097,500
Regions Financial Corp.	1,100,000	9,911,000
Standard Chartered PLC (United Kingdom)	475,000	4,604,508
SunTrust Banks, Inc.	375,000	14,340,000
U.S. Bancorp	350,000	14,353,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
UMB Financial Corp.	33,385	$ 1,696,292
Wells Fargo & Co.	250,000	12,837,500
		164,097,156
Capital Markets - 5.8%
Ares Capital Corp.	400,000	5,792,000
KKR & Co. LP	1,210,000	20,303,800
Morgan Stanley	700,000	22,050,000
State Street Corp.	323,600	21,749,156
The Blackstone Group LP	950,000	30,086,500
		99,981,456
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(h)	50,000	5,537,500
Insurance - 4.7%
Allied World Assur Co. Holdings AG	175,000	6,679,750
American International Group, Inc.	423,200	24,046,224
MetLife, Inc.	425,000	20,038,750
The Chubb Corp.	248,900	30,527,585
		81,292,309
Thrifts & Mortgage Finance - 1.9%
MGIC Investment Corp. (a)	500,000	4,630,000
Radian Group, Inc.	1,800,000	28,638,000
		33,268,000
TOTAL FINANCIALS		384,176,421
HEALTH CARE - 11.7%
Biotechnology - 2.7%
Alnylam Pharmaceuticals, Inc. (a)	15,000	1,205,400
Amgen, Inc.	150,000	20,748,000
Biogen, Inc. (a)	25,000	7,295,250
Clovis Oncology, Inc. (a)	20,000	1,839,200
Gilead Sciences, Inc.	75,000	7,364,250
Intercept Pharmaceuticals, Inc. (a)	17,000	2,819,620
Spark Therapeutics, Inc.	45,000	1,877,850
Trevena, Inc. (a)	375,000	3,881,250
		47,030,820
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	450,000	7,384,500
Medtronic PLC	275,000	18,408,500
		25,793,000
Health Care Providers & Services - 0.5%
Express Scripts Holding Co. (a)	120,000	9,715,200
Pharmaceuticals - 7.0%
AbbVie, Inc.	200,000	10,882,000
Allergan PLC (a)	25,000	6,795,250
GlaxoSmithKline PLC sponsored ADR	500,000	19,225,000
Jazz Pharmaceuticals PLC (a)	80,000	10,624,800
Johnson & Johnson	450,000	42,007,500

	Shares	Value
Merck & Co., Inc.	175,000	$ 8,643,250
Pfizer, Inc.	250,000	7,852,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	205,000	11,574,300
TherapeuticsMD, Inc. (a)	575,000	3,369,500
		120,974,100
TOTAL HEALTH CARE		203,513,120
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
BWX Technologies, Inc.	135,000	3,558,600
The Boeing Co.	150,000	19,642,500
United Technologies Corp.	175,000	15,573,250
		38,774,350
Air Freight & Logistics - 2.4%
FedEx Corp.	70,000	10,078,600
PostNL NV (a)	2,665,600	9,704,088
United Parcel Service, Inc. Class B	220,000	21,711,800
		41,494,488
Airlines - 0.2%
Copa Holdings SA Class A	75,000	3,144,750
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	300,000	11,229,000
Electrical Equipment - 0.8%
AMETEK, Inc.	100,000	5,232,000
Babcock & Wilcox Enterprises, Inc. (a)	75,000	1,260,000
Eaton Corp. PLC	162,500	8,336,250
		14,828,250
Industrial Conglomerates - 2.9%
General Electric Co.	2,000,000	50,440,000
Machinery - 0.7%
Cummins, Inc.	50,000	5,429,000
Deere & Co.	34,100	2,523,400
Joy Global, Inc. (e)	100,000	1,493,000
Rational AG	5,000	1,997,073
		11,442,473
Professional Services - 0.4%
Acacia Research Corp.	685,000	6,219,800
Road & Rail - 0.8%
CSX Corp.	200,000	5,380,000
J.B. Hunt Transport Services, Inc.	125,000	8,925,000
		14,305,000
TOTAL INDUSTRIALS		191,878,111
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 3.8%
Cisco Systems, Inc.	1,400,000	$ 36,750,000
QUALCOMM, Inc.	550,000	29,551,500
		66,301,500
Electronic Equipment & Components - 0.8%
Hitachi Ltd.	1,100,000	5,550,633
Littelfuse, Inc.	25,000	2,278,750
TE Connectivity Ltd.	112,500	6,737,625
		14,567,008
Internet Software & Services - 4.7%
Facebook, Inc. Class A (a)	150,000	13,485,000
Google, Inc. Class C	87,529	53,254,396
Twitter, Inc. (a)	112,500	3,030,750
Yahoo!, Inc. (a)	400,000	11,564,000
		81,334,146
IT Services - 5.5%
IBM Corp.	286,300	41,504,911
MasterCard, Inc. Class A	150,000	13,518,000
Paychex, Inc.	150,000	7,144,500
PayPal Holdings, Inc. (a)	150,000	4,656,000
Visa, Inc. Class A	398,200	27,738,612
		94,562,023
Semiconductors & Semiconductor Equipment - 1.4%
Altera Corp.	100,000	5,008,000
Applied Materials, Inc.	300,000	4,407,000
Broadcom Corp. Class A	275,000	14,143,250
		23,558,250
Software - 0.8%
Microsoft Corp.	200,000	8,852,000
Oracle Corp.	150,000	5,418,000
		14,270,000
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	475,000	52,392,500
EMC Corp.	1,225,000	29,596,000
First Data Holdings, Inc. Class B (a)(h)	2,164,642	9,870,768
		91,859,268
TOTAL INFORMATION TECHNOLOGY		386,452,195
MATERIALS - 3.5%
Chemicals - 2.1%
Airgas, Inc.	45,000	4,019,850
LyondellBasell Industries NV Class A	100,000	8,336,000
Monsanto Co.	200,000	17,068,000

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	300,000	$ 6,166,354
Tronox Ltd. Class A	245,700	1,073,709
		36,663,913
Containers & Packaging - 1.2%
AEP Industries, Inc. (a)	119,980	6,878,453
WestRock Co.	249,998	12,859,897
		19,738,350
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	400,000	3,876,000
TOTAL MATERIALS		60,278,263
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	450,000	14,661,000
Verizon Communications, Inc.	900,000	39,159,000
		53,820,000
UTILITIES - 3.0%
Electric Utilities - 2.8%
Entergy Corp.	100,000	6,510,000
Exelon Corp.	675,000	20,047,500
PPL Corp.	200,000	6,578,000
Southern Co.	325,000	14,527,500
		47,663,000
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	175,000	3,617,250
TOTAL UTILITIES		51,280,250
TOTAL COMMON STOCKS (Cost $1,689,214,748)		1,723,861,434
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	65,160	32,339
Series D (a)(h)	20,764	10,305
		42,644
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $878,142)		42,644
Convertible Bonds - 0.2%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 2,000,000	1,800,440
Convertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17 (d)	$ 10,000,000	$ 1,800,000
TOTAL CONVERTIBLE BONDS (Cost $4,673,922)		3,600,440
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	28,034,169	28,034,169
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	23,110,925	23,110,925
TOTAL MONEY MARKET FUNDS (Cost $51,145,094)		51,145,094
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,745,911,906)		1,778,649,612
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(42,567,831)
NET ASSETS - 100%		$ 1,736,081,781
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.
(g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,469,311 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,658,568
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
NJOY, Inc. Series D	2/14/14	$ 351,454
Tory Burch LLC unit	5/14/15	$ 5,014,345
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,442
Fidelity Securities Lending Cash Central Fund	504,813
Total	$ 577,255
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,083,324	$ 156,022,281	$ -	$ 14,061,043
Consumer Staples	88,823,892	88,823,892	-	-
Energy	133,598,502	133,598,502	-	-
Financials	384,176,421	378,638,921	-	5,537,500
Health Care	203,513,120	203,513,120	-	-
Industrials	191,878,111	191,878,111	-	-
Information Technology	386,452,195	371,030,794	5,550,633	9,870,768
Materials	60,278,263	60,278,263	-	-
Telecommunication Services	53,820,000	53,820,000	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Utilities	$ 51,280,250	$ 51,280,250	$ -	$ -
Corporate Bonds	3,600,440	-	3,600,440	-
Money Market Funds	51,145,094	51,145,094	-	-
Total Investments in Securities:	$ 1,778,649,612	$ 1,740,029,228	$ 9,151,073	$ 29,469,311
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 24,066,374
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	388,592
Cost of Purchases	5,014,345
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 29,469,311
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$ 388,592

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Ireland	2.6%
United Kingdom	2.1%
Canada	1.7%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $22,707,034) - See accompanying schedule: Unaffiliated issuers (cost $1,694,766,812)	$ 1,727,504,518
Fidelity Central Funds (cost $51,145,094)	51,145,094
Total Investments (cost $1,745,911,906)		$ 1,778,649,612
Receivable for investments sold		51,509,704
Receivable for fund shares sold		343,514
Dividends receivable		2,472,888
Interest receivable		35,667
Distributions receivable from Fidelity Central Funds		13,639
Prepaid expenses		6,196
Other receivables		81,761
Total assets		1,833,112,981

Liabilities
Payable for investments purchased	$ 71,959,882
Payable for fund shares redeemed	1,039,141
Accrued management fee	621,145
Distribution and service plan fees payable	77,834
Other affiliated payables	108,283
Other payables and accrued expenses	113,990
Collateral on securities loaned, at value	23,110,925
Total liabilities		97,031,200

Net Assets		$ 1,736,081,781
Net Assets consist of:
Paid in capital		$ 1,579,111,901
Undistributed net investment income		19,928,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		104,297,059
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,744,173
Net Assets		$ 1,736,081,781

Statement of Assets and Liabilities - continued

September 30, 2015

Class O:
Net Asset Value, offering price and redemption price per share ($1,426,230,485 ÷ 67,789,857 shares)	$ 21.04

Class A:
Net Asset Value and redemption price per share ($212,181,176 ÷ 10,324,989 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T:
Net Asset Value and redemption price per share ($29,481,821 ÷ 1,446,852 shares)	$ 20.38

Maximum offering price per share (100/96.50 of $20.38)	$ 21.12
Class B:
Net Asset Value and offering price per share ($466,557 ÷ 23,052 shares)A	$ 20.24

Class C:
Net Asset Value and offering price per share ($22,879,253 ÷ 1,148,081 shares)A	$ 19.93

Class I:
Net Asset Value, offering price and redemption price per share ($44,759,792 ÷ 2,070,782 shares)	$ 21.61

Class Z:
Net Asset Value, offering price and redemption price per share ($82,697 ÷ 3,852 shares)	$ 21.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015

Investment Income
Dividends		$ 45,324,015
Interest		533,922
Income from Fidelity Central Funds		577,255
Total income		46,435,192

Expenses
Management fee	$ 8,857,835
Transfer agent fees	1,221,125
Distribution and service plan fees	976,788
Accounting and security lending fees	643,755
Custodian fees and expenses	41,523
Independent trustees' compensation	9,333
Depreciation in deferred trustee compensation account.	(176)
Registration fees	117,787
Audit	73,292
Legal	11,675
Interest	1,504
Miscellaneous	15,673
Total expenses before reductions	11,970,114
Expense reductions	(100,537)	11,869,577
Net investment income (loss)		34,565,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,089,387
Foreign currency transactions	(79,293)
Futures contracts	1,325,007
Total net realized gain (loss)		125,335,101
Change in net unrealized appreciation (depreciation) on: Investment securities	(268,828,533)
Assets and liabilities in foreign currencies	8,432
Total change in net unrealized appreciation (depreciation)		(268,820,101)
Net gain (loss)		(143,485,000)
Net increase (decrease) in net assets resulting from operations		$ (108,919,385)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,565,615	$ 35,756,394
Net realized gain (loss)	125,335,101	318,024,781
Change in net unrealized appreciation (depreciation)	(268,820,101)	5,055,935
Net increase (decrease) in net assets resulting from operations	(108,919,385)	358,837,110
Distributions to shareholders from net investment income	(25,946,174)	(25,125,057)
Distributions to shareholders from net realized gain	(172,571,626)	(5,875,523)
Total distributions	(198,517,800)	(31,000,580)
Share transactions - net increase (decrease)	(112,378,825)	(249,067,671)
Total increase (decrease) in net assets	(419,816,010)	78,768,859

Net Assets
Beginning of period	2,155,897,791	2,077,128,932
End of period (including undistributed net investment income of $19,928,648 and undistributed net investment income of $18,255,754, respectively)	$1,736,081,781	$ 2,155,897,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.63	$ 21.17	$ 17.53	$ 13.33	$ 13.55
Income from Investment Operations
Net investment income (loss) C	.40	.40	.32	.24	.18
Net realized and unrealized gain (loss)	(1.71)	3.39	3.64	4.19	(.20)
Total from investment operations	(1.31)	3.79	3.96	4.43	(.02)
Distributions from net investment income	(.31)	(.27)	(.29)	(.20)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.28)	(.33)	(.32)	(.23)	(.20) G
Net asset value, end of period	$ 21.04	$ 24.63	$ 21.17	$ 17.53	$ 13.33
Total ReturnA, B	(5.92)%	18.08%	23.05%	33.55%	(.32)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.50%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.49%	.51%	.50%
Net investment income (loss)	1.70%	1.69%	1.68%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,426,230	$ 1,866,810	$ 1,622,353	$ 1,515,727	$ 1,268,316
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 20.75	$ 17.18	$ 13.07	$ 13.28
Income from Investment Operations
Net investment income (loss) D	.31	.32	.26	.19	.13
Net realized and unrealized gain (loss)	(1.67)	3.33	3.58	4.10	(.20)
Total from investment operations	(1.36)	3.65	3.84	4.29	(.07)
Distributions from net investment income	(.24)	(.21)	(.24)	(.15)	(.10)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.21)	(.28) H	(.27)	(.18)	(.14)
Net asset value, end of period	$ 20.55	$ 24.12	$ 20.75	$ 17.18	$ 13.07
Total ReturnA, B, C	(6.25)%	17.71%	22.73%	33.06%	(.62)%
Ratios to Average Net AssetsE, G
Expenses before reductions	.83%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.82%	.81%	.81%	.84%	.85%
Net investment income (loss)	1.37%	1.38%	1.37%	1.20%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,181	$ 209,737	$ 153,940	$ 127,100	$ 98,808
Portfolio turnover rateF	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 20.61	$ 17.08	$ 12.99	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.22	.21	.17	.12	.06
Net realized and unrealized gain (loss)	(1.66)	3.32	3.56	4.08	(.19)
Total from investment operations	(1.44)	3.53	3.73	4.20	(.13)
Distributions from net investment income	(.17)	(.13)	(.17)	(.08)	(.05)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.13) G	(.19)	(.20)	(.11)	(.09)
Net asset value, end of period	$ 20.38	$ 23.95	$ 20.61	$ 17.08	$ 12.99
Total ReturnA, B	(6.62)%	17.21%	22.11%	32.46%	(1.05)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of fee waivers, if any	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of all reductions	1.23%	1.27%	1.27%	1.28%	1.28%
Net investment income (loss)	.97%	.92%	.91%	.76%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,482	$ 23,443	$ 22,903	$ 14,874	$ 11,251
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.13 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.76	$ 20.41	$ 16.87	$ 12.82	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.64)	3.29	3.53	4.04	(.19)
Total from investment operations	(1.54)	3.39	3.61	4.08	(.20)
Distributions from net investment income	(.01)	-	(.04)	-G	-
Distributions from net realized gain	(1.97)	(.04)	(.03)	(.03)	(.02)
Total distributions	(1.98)	(.04)	(.07)	(.03)	(.02)
Net asset value, end of period	$ 20.24	$ 23.76	$ 20.41	$ 16.87	$ 12.82
Total ReturnA, B	(7.10)%	16.60%	21.52%	31.87%	(1.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of fee waivers, if any	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.44%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 467	$ 682	$ 705	$ 826	$ 776
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.28	$ 16.83	$ 12.81	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.62)	3.26	3.51	4.04	(.19)
Total from investment operations	(1.52)	3.36	3.59	4.08	(.20)
Distributions from net investment income	(.08)	(.09)	(.11)	(.03)	-
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.03)
Total distributions	(2.04) G	(.15)	(.14)	(.06)	(.03)
Net asset value, end of period	$ 19.93	$ 23.49	$ 20.28	$ 16.83	$ 12.81
Total ReturnA, B	(7.09)%	16.62%	21.52%	31.89%	(1.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.45%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,879	$ 22,094	$ 11,119	$ 4,775	$ 3,030
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.04 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 17.84	$ 13.58	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.38	.35	.29	.21	.15
Net realized and unrealized gain (loss)	(1.77)	3.49	3.72	4.26	(.20)
Total from investment operations	(1.39)	3.84	4.01	4.47	(.05)
Distributions from net investment income	(.14)	(.23)	(.26)	(.18)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.10) F	(.30) G	(.29)	(.21)	(.19)
Net asset value, end of period	$ 21.61	$ 25.10	$ 21.56	$ 17.84	$ 13.58
Total ReturnA	(6.06)%	17.93%	22.82%	33.17%	(.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.65%	.68%	.71%	.75%	.74%
Expenses net of fee waivers, if any	.64%	.68%	.71%	.75%	.74%
Expenses net of all reductions	.63%	.67%	.70%	.75%	.73%
Net investment income (loss)	1.56%	1.52%	1.48%	1.29%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,760	$ 33,013	$ 266,008	$ 223,854	$ 179,641
Portfolio turnover rateD	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.10 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.965 per share.

G Total distributions of $.30 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 21.56	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.41	.40	.04
Net realized and unrealized gain (loss)	(1.76)	3.47	.08
Total from investment operations	(1.35)	3.87	.12
Distributions from net investment income	(.31)	(.27)	-
Distributions from net realized gain	(1.97)	(.06)	-
Total distributions	(2.27) I	(.34) J	-
Net asset value, end of period	$ 21.47	$ 25.09	$ 21.56
Total ReturnB, C	(5.94)%	18.10%	.56%
Ratios to Average Net AssetsE, H
Expenses before reductions	.51%	.51%	.52%A
Expenses net of fee waivers, if any	.51%	.51%	.52%A
Expenses net of all reductions	.51%	.51%	.50%A
Net investment income (loss)	1.69%	1.68%	1.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 119	$ 101
Portfolio turnover rateF	53%	55%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.27 per share is comprised of distributions from net investment income of $.309 and distributions from net realized gain of $1.965 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Class I (formerly Institutional Class) and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 29,469,311	Discount rate	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.50 - $71.15 / $70.55	Increase
		Market comparable	EV/EBITDA multiple	8.4 - 10.1 / 9.1	Increase
			Discount for lack of marketability	15.0%	Decrease
			Discount rate	15.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures contracts, partnerships, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 243,030,626
Gross unrealized depreciation	(214,768,201)
Net unrealized appreciation (depreciation) on securities	$ 28,262,425
Tax Cost	$ 1,750,387,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,540,563
Undistributed long-term capital gain	$ 92,227,976
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,268,892

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 25,946,174	$ 31,000,580
Long-term Capital Gains	172,571,626	-
Total	$ 198,517,800	$ 31,000,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fund recognized net realized gain (loss) of $1,325,007 related to investments in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,078,186,042 and $1,276,868,552, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 563,706	$ 14,401
Class T	.25%	.25%	154,228	1,020
Class B	.75%	.25%	6,173	4,648
Class C	.75%	.25%	252,681	84,879
			$ 976,788	$ 104,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 46,189
Class T	9,026
Class B*	171
Class C*	6,758
$ 62,144

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Class I and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 717,618.04
Class A	261,206.12
Class T	83,370.27
Class B	1,861.30
Class C	73,563.29
Class I	83,456.18
Class Z	51.05
	$ 1,221,125

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,428 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 73,832,000.37%		$ 1,504

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $169,730.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $504,813, including $10,168 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,243 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,307 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 3,023
Class A	1,612
Class T	298
Class B	1
Class C	253
Class I	3,800
$ 8,987

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 23,240,677	$ 20,292,162
Class A	2,228,099	1,695,781
Class T	185,875	135,608
Class B	286	-
Class C	80,262	52,602
Class I	209,650	2,947,631
Class Z	1,325	1,273
Total	$ 25,946,174	$ 25,125,057
From net realized gain
Class O	$ 147,315,868	$ 4,844,120
Class A	18,017,348	536,822
Class T	2,213,599	63,347
Class B	56,242	1,072
Class C	1,996,392	50,345
Class I	2,963,753	379,516
Class Z	8,424	301
Total	$ 172,571,626	$ 5,875,523

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	2,287,530	6,208,263	$ 53,641,943	$ 147,701,200
Reinvestment of distributions	6,840,387	990,107	153,635,091	22,079,128
Shares redeemed	(17,121,478)	(8,041,994)	(390,687,724)	(188,558,417)
Net increase (decrease)	(7,993,561)	(843,624)	$ (183,410,690)	$ (18,778,089)
Class A
Shares sold	3,109,762	2,532,698	$ 72,097,550	$ 57,537,080
Reinvestment of distributions	911,032	97,921	20,033,590	2,152,552
Shares redeemed	(2,391,662)	(1,354,861)	(54,542,127)	(31,107,890)
Net increase (decrease)	1,629,132	1,275,758	$ 37,589,013	$ 28,581,742
Class T
Shares sold	734,570	491,974	$ 16,881,464	$ 11,365,600
Reinvestment of distributions	97,386	8,484	2,130,797	186,233
Shares redeemed	(364,096)	(632,605)	(8,173,269)	(13,745,072)
Net increase (decrease)	467,860	(132,147)	$ 10,838,992	$ (2,193,239)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class B
Shares sold	3,301	8,702	$ 77,862	$ 196,288
Reinvestment of distributions	2,423	41	52,867	1,000
Shares redeemed	(11,358)	(14,591)	(258,989)	(321,642)
Net increase (decrease)	(5,634)	(5,848)	$ (128,260)	$ (124,354)
Class C
Shares sold	407,214	583,896	$ 9,151,851	$ 13,207,548
Reinvestment of distributions	86,086	4,345	1,849,987	95,646
Shares redeemed	(285,644)	(196,005)	(6,367,594)	(4,414,141)
Net increase (decrease)	207,656	392,236	$ 4,634,244	$ 8,889,053
Class I
Shares sold	1,334,628	1,125,237	$ 32,026,397	$ 26,600,079
Reinvestment of distributions	131,239	145,882	3,031,625	3,273,561
Shares redeemed	(710,295)	(12,293,029)	(16,937,834)	(295,317,998)
Net increase (decrease)	755,572	(11,021,910)	$ 18,120,188	$ (265,444,358)
Class Z
Shares sold	1	-	$ 26	$ -
Reinvestment of distributions	425	69	9,749	1,574
Shares redeemed	(1,307)	-	(32,087)	-
Net increase (decrease)	(881)	69	$ (22,312)	$ 1,574

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015 $104,878,751, or, if subsequently determined to be different, the net capital gain of such year.

Class A, T, B & C designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, T, B & C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of the amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited
FMR Investment Management (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESI-UANN-1115
1.814743.110

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Diversified Stock Fund - Class I

(formerly Institutional Class)

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class I	-6.06%	12.51%	6.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class I on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager James Morrow: For the year, the fund's share classes (excluding sales charges, if applicable) significantly trailed the benchmark S&P 500® index. Market conditions provided a big performance headwind the past year, as value-oriented stocks continued to lag their growth-oriented counterparts - a poor fit for my investment approach, given that we tend to hold more securities at the value end of the large-cap spectrum. Relative to the benchmark, the fund was hurt the most by poor stock picking in the energy sector, especially CONSOL Energy, a producer of coal and natural gas. The fund also was hampered by positions in energy producers Suncor Energy and Chevron, both of which were hurt by low prices for the natural resource, while Canada-based Suncor, an out-of-benchmark name, was weighed down by a stronger U.S. dollar. Despite the multiple challenges we saw in energy, the fund did benefit from not owning certain large benchmark components that similarly struggled, including integrated energy companies Exxon Mobil and ConocoPhillips. Security selection in the consumer staples, consumer discretionary, materials and industrials groups also meaningfully detracted. On the positive side, my choices and an overweighting in financials added value. Within this group, the fund benefited from a position in Chubb, a provider of property and casualty insurance that was acquired for a significant premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During PeriodC April 1, 2015 to September 30, 2015
Class O	.49%
Actual		$ 1,000.00	$ 908.50	$ 2.34
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48
Class A	.82%
Actual		$ 1,000.00	$ 906.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.15
Class T	1.22%
Actual		$ 1,000.00	$ 905.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.76%
Actual		$ 1,000.00	$ 902.80	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class C	1.76%
Actual		$ 1,000.00	$ 903.00	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class I	.63%
Actual		$ 1,000.00	$ 908.00	$ 3.01
HypotheticalA		$ 1,000.00	$ 1,021.91	$ 3.19
Class Z	.51%
Actual		$ 1,000.00	$ 908.60	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class C	3.1	3.2
Apple, Inc.	3.0	2.4
General Electric Co.	2.9	2.1
Johnson & Johnson	2.4	2.2
IBM Corp.	2.4	2.1
Procter & Gamble Co.	2.4	2.0
JPMorgan Chase & Co.	2.4	2.0
Verizon Communications, Inc.	2.3	2.2
Cisco Systems, Inc.	2.1	1.9
Bank of America Corp.	2.0	1.2
	25.0
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	23.4
Financials	22.1	19.8
Health Care	11.7	10.9
Industrials	11.0	11.4
Consumer Discretionary	9.8	11.6
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.3%		Stocks 96.4%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	10.7%	** Foreign investments	11.3%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.5%
General Motors Co.	300,000	$ 9,006,000
Hotels, Restaurants & Leisure - 0.9%
El Pollo Loco Holdings, Inc. (a)(e)	100,000	1,078,000
McDonald's Corp.	50,000	4,926,500
Noodles & Co. (a)	150,000	2,124,000
Yum! Brands, Inc.	100,000	7,995,000
		16,123,500
Household Durables - 1.3%
Jarden Corp. (a)	75,000	3,666,000
KB Home (e)	475,000	6,436,250
Taylor Morrison Home Corp. (a)	349,953	6,530,123
Tupperware Brands Corp.	125,000	6,186,250
		22,818,623
Leisure Products - 1.2%
Brunswick Corp.	225,000	10,775,250
New Academy Holding Co. LLC unit (a)(g)(h)	60,000	8,992,200
		19,767,450
Media - 2.6%
Comcast Corp. Class A	474,500	26,989,560
Time Warner, Inc.	100,000	6,875,000
Viacom, Inc. Class B (non-vtg.)	275,000	11,866,250
		45,730,810
Multiline Retail - 1.7%
Dollar General Corp.	100,000	7,244,000
Target Corp.	286,300	22,520,358
		29,764,358
Specialty Retail - 1.1%
Cabela's, Inc. Class A (a)(e)	90,000	4,104,000
GNC Holdings, Inc.	100,000	4,042,000
Lumber Liquidators Holdings, Inc. (a)(e)	150,000	1,971,000
Stage Stores, Inc. (e)	350,000	3,444,000
TJX Companies, Inc.	75,000	5,356,500
		18,917,500
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	575,000	2,886,240
Tory Burch LLC unit (f)(h)	70,274	5,026,199
		7,912,439
TOTAL CONSUMER DISCRETIONARY		170,040,680
CONSUMER STAPLES - 5.1%
Beverages - 0.8%
Diageo PLC sponsored ADR	75,000	8,084,250
Molson Coors Brewing Co. Class B	65,000	5,396,300
		13,480,550

	Shares	Value
Food & Staples Retailing - 1.6%
CVS Health Corp.	240,000	$ 23,155,200
Whole Foods Market, Inc.	175,000	5,538,750
		28,693,950
Food Products - 0.2%
Amplify Snack Brands, Inc. (a)(e)	325,000	3,480,750
Keurig Green Mountain, Inc.	300	15,642
		3,496,392
Household Products - 2.4%
Procter & Gamble Co.	575,000	41,365,500
Personal Products - 0.1%
Avon Products, Inc. (e)	550,000	1,787,500
TOTAL CONSUMER STAPLES		88,823,892
ENERGY - 7.7%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	300,000	4,224,000
National Oilwell Varco, Inc.	100,000	3,765,000
Oceaneering International, Inc.	87,500	3,437,000
Schlumberger Ltd.	187,500	12,931,875
		24,357,875
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	112,500	6,793,875
Apache Corp.	137,500	5,384,500
Cabot Oil & Gas Corp.	170,000	3,716,200
Cameco Corp. (e)	275,000	3,352,754
Chevron Corp.	375,000	29,580,000
Cimarex Energy Co.	12,500	1,281,000
CONSOL Energy, Inc. (e)	500,000	4,900,000
Legacy Reserves LP	33,012	135,019
Noble Energy, Inc.	50,000	1,509,000
Suncor Energy, Inc.	800,000	21,395,279
The Williams Companies, Inc.	500,000	18,425,000
Williams Partners LP	400,000	12,768,000
		109,240,627
TOTAL ENERGY		133,598,502
FINANCIALS - 22.1%
Banks - 9.4%
Bank of America Corp.	2,190,700	34,131,106
Comerica, Inc.	175,000	7,192,500
First Niagara Financial Group, Inc.	250,000	2,552,500
Huntington Bancshares, Inc.	700,000	7,420,000
JPMorgan Chase & Co.	675,000	41,154,750
KeyCorp	600,000	7,806,000
M&T Bank Corp.	50,000	6,097,500
Regions Financial Corp.	1,100,000	9,911,000
Standard Chartered PLC (United Kingdom)	475,000	4,604,508
SunTrust Banks, Inc.	375,000	14,340,000
U.S. Bancorp	350,000	14,353,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
UMB Financial Corp.	33,385	$ 1,696,292
Wells Fargo & Co.	250,000	12,837,500
		164,097,156
Capital Markets - 5.8%
Ares Capital Corp.	400,000	5,792,000
KKR & Co. LP	1,210,000	20,303,800
Morgan Stanley	700,000	22,050,000
State Street Corp.	323,600	21,749,156
The Blackstone Group LP	950,000	30,086,500
		99,981,456
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(h)	50,000	5,537,500
Insurance - 4.7%
Allied World Assur Co. Holdings AG	175,000	6,679,750
American International Group, Inc.	423,200	24,046,224
MetLife, Inc.	425,000	20,038,750
The Chubb Corp.	248,900	30,527,585
		81,292,309
Thrifts & Mortgage Finance - 1.9%
MGIC Investment Corp. (a)	500,000	4,630,000
Radian Group, Inc.	1,800,000	28,638,000
		33,268,000
TOTAL FINANCIALS		384,176,421
HEALTH CARE - 11.7%
Biotechnology - 2.7%
Alnylam Pharmaceuticals, Inc. (a)	15,000	1,205,400
Amgen, Inc.	150,000	20,748,000
Biogen, Inc. (a)	25,000	7,295,250
Clovis Oncology, Inc. (a)	20,000	1,839,200
Gilead Sciences, Inc.	75,000	7,364,250
Intercept Pharmaceuticals, Inc. (a)	17,000	2,819,620
Spark Therapeutics, Inc.	45,000	1,877,850
Trevena, Inc. (a)	375,000	3,881,250
		47,030,820
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	450,000	7,384,500
Medtronic PLC	275,000	18,408,500
		25,793,000
Health Care Providers & Services - 0.5%
Express Scripts Holding Co. (a)	120,000	9,715,200
Pharmaceuticals - 7.0%
AbbVie, Inc.	200,000	10,882,000
Allergan PLC (a)	25,000	6,795,250
GlaxoSmithKline PLC sponsored ADR	500,000	19,225,000
Jazz Pharmaceuticals PLC (a)	80,000	10,624,800
Johnson & Johnson	450,000	42,007,500

	Shares	Value
Merck & Co., Inc.	175,000	$ 8,643,250
Pfizer, Inc.	250,000	7,852,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	205,000	11,574,300
TherapeuticsMD, Inc. (a)	575,000	3,369,500
		120,974,100
TOTAL HEALTH CARE		203,513,120
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
BWX Technologies, Inc.	135,000	3,558,600
The Boeing Co.	150,000	19,642,500
United Technologies Corp.	175,000	15,573,250
		38,774,350
Air Freight & Logistics - 2.4%
FedEx Corp.	70,000	10,078,600
PostNL NV (a)	2,665,600	9,704,088
United Parcel Service, Inc. Class B	220,000	21,711,800
		41,494,488
Airlines - 0.2%
Copa Holdings SA Class A	75,000	3,144,750
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	300,000	11,229,000
Electrical Equipment - 0.8%
AMETEK, Inc.	100,000	5,232,000
Babcock & Wilcox Enterprises, Inc. (a)	75,000	1,260,000
Eaton Corp. PLC	162,500	8,336,250
		14,828,250
Industrial Conglomerates - 2.9%
General Electric Co.	2,000,000	50,440,000
Machinery - 0.7%
Cummins, Inc.	50,000	5,429,000
Deere & Co.	34,100	2,523,400
Joy Global, Inc. (e)	100,000	1,493,000
Rational AG	5,000	1,997,073
		11,442,473
Professional Services - 0.4%
Acacia Research Corp.	685,000	6,219,800
Road & Rail - 0.8%
CSX Corp.	200,000	5,380,000
J.B. Hunt Transport Services, Inc.	125,000	8,925,000
		14,305,000
TOTAL INDUSTRIALS		191,878,111
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 3.8%
Cisco Systems, Inc.	1,400,000	$ 36,750,000
QUALCOMM, Inc.	550,000	29,551,500
		66,301,500
Electronic Equipment & Components - 0.8%
Hitachi Ltd.	1,100,000	5,550,633
Littelfuse, Inc.	25,000	2,278,750
TE Connectivity Ltd.	112,500	6,737,625
		14,567,008
Internet Software & Services - 4.7%
Facebook, Inc. Class A (a)	150,000	13,485,000
Google, Inc. Class C	87,529	53,254,396
Twitter, Inc. (a)	112,500	3,030,750
Yahoo!, Inc. (a)	400,000	11,564,000
		81,334,146
IT Services - 5.5%
IBM Corp.	286,300	41,504,911
MasterCard, Inc. Class A	150,000	13,518,000
Paychex, Inc.	150,000	7,144,500
PayPal Holdings, Inc. (a)	150,000	4,656,000
Visa, Inc. Class A	398,200	27,738,612
		94,562,023
Semiconductors & Semiconductor Equipment - 1.4%
Altera Corp.	100,000	5,008,000
Applied Materials, Inc.	300,000	4,407,000
Broadcom Corp. Class A	275,000	14,143,250
		23,558,250
Software - 0.8%
Microsoft Corp.	200,000	8,852,000
Oracle Corp.	150,000	5,418,000
		14,270,000
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	475,000	52,392,500
EMC Corp.	1,225,000	29,596,000
First Data Holdings, Inc. Class B (a)(h)	2,164,642	9,870,768
		91,859,268
TOTAL INFORMATION TECHNOLOGY		386,452,195
MATERIALS - 3.5%
Chemicals - 2.1%
Airgas, Inc.	45,000	4,019,850
LyondellBasell Industries NV Class A	100,000	8,336,000
Monsanto Co.	200,000	17,068,000

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	300,000	$ 6,166,354
Tronox Ltd. Class A	245,700	1,073,709
		36,663,913
Containers & Packaging - 1.2%
AEP Industries, Inc. (a)	119,980	6,878,453
WestRock Co.	249,998	12,859,897
		19,738,350
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	400,000	3,876,000
TOTAL MATERIALS		60,278,263
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	450,000	14,661,000
Verizon Communications, Inc.	900,000	39,159,000
		53,820,000
UTILITIES - 3.0%
Electric Utilities - 2.8%
Entergy Corp.	100,000	6,510,000
Exelon Corp.	675,000	20,047,500
PPL Corp.	200,000	6,578,000
Southern Co.	325,000	14,527,500
		47,663,000
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	175,000	3,617,250
TOTAL UTILITIES		51,280,250
TOTAL COMMON STOCKS (Cost $1,689,214,748)		1,723,861,434
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	65,160	32,339
Series D (a)(h)	20,764	10,305
		42,644
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $878,142)		42,644
Convertible Bonds - 0.2%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 2,000,000	1,800,440
Convertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17 (d)	$ 10,000,000	$ 1,800,000
TOTAL CONVERTIBLE BONDS (Cost $4,673,922)		3,600,440
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	28,034,169	28,034,169
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	23,110,925	23,110,925
TOTAL MONEY MARKET FUNDS (Cost $51,145,094)		51,145,094
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,745,911,906)		1,778,649,612
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(42,567,831)
NET ASSETS - 100%		$ 1,736,081,781
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.
(g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,469,311 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,658,568
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
NJOY, Inc. Series D	2/14/14	$ 351,454
Tory Burch LLC unit	5/14/15	$ 5,014,345
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,442
Fidelity Securities Lending Cash Central Fund	504,813
Total	$ 577,255
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,083,324	$ 156,022,281	$ -	$ 14,061,043
Consumer Staples	88,823,892	88,823,892	-	-
Energy	133,598,502	133,598,502	-	-
Financials	384,176,421	378,638,921	-	5,537,500
Health Care	203,513,120	203,513,120	-	-
Industrials	191,878,111	191,878,111	-	-
Information Technology	386,452,195	371,030,794	5,550,633	9,870,768
Materials	60,278,263	60,278,263	-	-
Telecommunication Services	53,820,000	53,820,000	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Utilities	$ 51,280,250	$ 51,280,250	$ -	$ -
Corporate Bonds	3,600,440	-	3,600,440	-
Money Market Funds	51,145,094	51,145,094	-	-
Total Investments in Securities:	$ 1,778,649,612	$ 1,740,029,228	$ 9,151,073	$ 29,469,311
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 24,066,374
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	388,592
Cost of Purchases	5,014,345
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 29,469,311
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$ 388,592

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Ireland	2.6%
United Kingdom	2.1%
Canada	1.7%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $22,707,034) - See accompanying schedule: Unaffiliated issuers (cost $1,694,766,812)	$ 1,727,504,518
Fidelity Central Funds (cost $51,145,094)	51,145,094
Total Investments (cost $1,745,911,906)		$ 1,778,649,612
Receivable for investments sold		51,509,704
Receivable for fund shares sold		343,514
Dividends receivable		2,472,888
Interest receivable		35,667
Distributions receivable from Fidelity Central Funds		13,639
Prepaid expenses		6,196
Other receivables		81,761
Total assets		1,833,112,981

Liabilities
Payable for investments purchased	$ 71,959,882
Payable for fund shares redeemed	1,039,141
Accrued management fee	621,145
Distribution and service plan fees payable	77,834
Other affiliated payables	108,283
Other payables and accrued expenses	113,990
Collateral on securities loaned, at value	23,110,925
Total liabilities		97,031,200

Net Assets		$ 1,736,081,781
Net Assets consist of:
Paid in capital		$ 1,579,111,901
Undistributed net investment income		19,928,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		104,297,059
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,744,173
Net Assets		$ 1,736,081,781

Statement of Assets and Liabilities - continued

September 30, 2015

Class O:
Net Asset Value, offering price and redemption price per share ($1,426,230,485 ÷ 67,789,857 shares)	$ 21.04

Class A:
Net Asset Value and redemption price per share ($212,181,176 ÷ 10,324,989 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T:
Net Asset Value and redemption price per share ($29,481,821 ÷ 1,446,852 shares)	$ 20.38

Maximum offering price per share (100/96.50 of $20.38)	$ 21.12
Class B:
Net Asset Value and offering price per share ($466,557 ÷ 23,052 shares)A	$ 20.24

Class C:
Net Asset Value and offering price per share ($22,879,253 ÷ 1,148,081 shares)A	$ 19.93

Class I:
Net Asset Value, offering price and redemption price per share ($44,759,792 ÷ 2,070,782 shares)	$ 21.61

Class Z:
Net Asset Value, offering price and redemption price per share ($82,697 ÷ 3,852 shares)	$ 21.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015

Investment Income
Dividends		$ 45,324,015
Interest		533,922
Income from Fidelity Central Funds		577,255
Total income		46,435,192

Expenses
Management fee	$ 8,857,835
Transfer agent fees	1,221,125
Distribution and service plan fees	976,788
Accounting and security lending fees	643,755
Custodian fees and expenses	41,523
Independent trustees' compensation	9,333
Depreciation in deferred trustee compensation account.	(176)
Registration fees	117,787
Audit	73,292
Legal	11,675
Interest	1,504
Miscellaneous	15,673
Total expenses before reductions	11,970,114
Expense reductions	(100,537)	11,869,577
Net investment income (loss)		34,565,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,089,387
Foreign currency transactions	(79,293)
Futures contracts	1,325,007
Total net realized gain (loss)		125,335,101
Change in net unrealized appreciation (depreciation) on: Investment securities	(268,828,533)
Assets and liabilities in foreign currencies	8,432
Total change in net unrealized appreciation (depreciation)		(268,820,101)
Net gain (loss)		(143,485,000)
Net increase (decrease) in net assets resulting from operations		$ (108,919,385)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,565,615	$ 35,756,394
Net realized gain (loss)	125,335,101	318,024,781
Change in net unrealized appreciation (depreciation)	(268,820,101)	5,055,935
Net increase (decrease) in net assets resulting from operations	(108,919,385)	358,837,110
Distributions to shareholders from net investment income	(25,946,174)	(25,125,057)
Distributions to shareholders from net realized gain	(172,571,626)	(5,875,523)
Total distributions	(198,517,800)	(31,000,580)
Share transactions - net increase (decrease)	(112,378,825)	(249,067,671)
Total increase (decrease) in net assets	(419,816,010)	78,768,859

Net Assets
Beginning of period	2,155,897,791	2,077,128,932
End of period (including undistributed net investment income of $19,928,648 and undistributed net investment income of $18,255,754, respectively)	$1,736,081,781	$ 2,155,897,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.63	$ 21.17	$ 17.53	$ 13.33	$ 13.55
Income from Investment Operations
Net investment income (loss) C	.40	.40	.32	.24	.18
Net realized and unrealized gain (loss)	(1.71)	3.39	3.64	4.19	(.20)
Total from investment operations	(1.31)	3.79	3.96	4.43	(.02)
Distributions from net investment income	(.31)	(.27)	(.29)	(.20)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.28)	(.33)	(.32)	(.23)	(.20) G
Net asset value, end of period	$ 21.04	$ 24.63	$ 21.17	$ 17.53	$ 13.33
Total ReturnA, B	(5.92)%	18.08%	23.05%	33.55%	(.32)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.50%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.49%	.51%	.50%
Net investment income (loss)	1.70%	1.69%	1.68%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,426,230	$ 1,866,810	$ 1,622,353	$ 1,515,727	$ 1,268,316
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 20.75	$ 17.18	$ 13.07	$ 13.28
Income from Investment Operations
Net investment income (loss) D	.31	.32	.26	.19	.13
Net realized and unrealized gain (loss)	(1.67)	3.33	3.58	4.10	(.20)
Total from investment operations	(1.36)	3.65	3.84	4.29	(.07)
Distributions from net investment income	(.24)	(.21)	(.24)	(.15)	(.10)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.21)	(.28) H	(.27)	(.18)	(.14)
Net asset value, end of period	$ 20.55	$ 24.12	$ 20.75	$ 17.18	$ 13.07
Total ReturnA, B, C	(6.25)%	17.71%	22.73%	33.06%	(.62)%
Ratios to Average Net AssetsE, G
Expenses before reductions	.83%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.82%	.81%	.81%	.84%	.85%
Net investment income (loss)	1.37%	1.38%	1.37%	1.20%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,181	$ 209,737	$ 153,940	$ 127,100	$ 98,808
Portfolio turnover rateF	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 20.61	$ 17.08	$ 12.99	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.22	.21	.17	.12	.06
Net realized and unrealized gain (loss)	(1.66)	3.32	3.56	4.08	(.19)
Total from investment operations	(1.44)	3.53	3.73	4.20	(.13)
Distributions from net investment income	(.17)	(.13)	(.17)	(.08)	(.05)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.13) G	(.19)	(.20)	(.11)	(.09)
Net asset value, end of period	$ 20.38	$ 23.95	$ 20.61	$ 17.08	$ 12.99
Total ReturnA, B	(6.62)%	17.21%	22.11%	32.46%	(1.05)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of fee waivers, if any	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of all reductions	1.23%	1.27%	1.27%	1.28%	1.28%
Net investment income (loss)	.97%	.92%	.91%	.76%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,482	$ 23,443	$ 22,903	$ 14,874	$ 11,251
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.13 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.76	$ 20.41	$ 16.87	$ 12.82	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.64)	3.29	3.53	4.04	(.19)
Total from investment operations	(1.54)	3.39	3.61	4.08	(.20)
Distributions from net investment income	(.01)	-	(.04)	-G	-
Distributions from net realized gain	(1.97)	(.04)	(.03)	(.03)	(.02)
Total distributions	(1.98)	(.04)	(.07)	(.03)	(.02)
Net asset value, end of period	$ 20.24	$ 23.76	$ 20.41	$ 16.87	$ 12.82
Total ReturnA, B	(7.10)%	16.60%	21.52%	31.87%	(1.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of fee waivers, if any	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.44%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 467	$ 682	$ 705	$ 826	$ 776
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.28	$ 16.83	$ 12.81	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.62)	3.26	3.51	4.04	(.19)
Total from investment operations	(1.52)	3.36	3.59	4.08	(.20)
Distributions from net investment income	(.08)	(.09)	(.11)	(.03)	-
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.03)
Total distributions	(2.04) G	(.15)	(.14)	(.06)	(.03)
Net asset value, end of period	$ 19.93	$ 23.49	$ 20.28	$ 16.83	$ 12.81
Total ReturnA, B	(7.09)%	16.62%	21.52%	31.89%	(1.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.45%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,879	$ 22,094	$ 11,119	$ 4,775	$ 3,030
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.04 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 17.84	$ 13.58	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.38	.35	.29	.21	.15
Net realized and unrealized gain (loss)	(1.77)	3.49	3.72	4.26	(.20)
Total from investment operations	(1.39)	3.84	4.01	4.47	(.05)
Distributions from net investment income	(.14)	(.23)	(.26)	(.18)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.10) F	(.30) G	(.29)	(.21)	(.19)
Net asset value, end of period	$ 21.61	$ 25.10	$ 21.56	$ 17.84	$ 13.58
Total ReturnA	(6.06)%	17.93%	22.82%	33.17%	(.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.65%	.68%	.71%	.75%	.74%
Expenses net of fee waivers, if any	.64%	.68%	.71%	.75%	.74%
Expenses net of all reductions	.63%	.67%	.70%	.75%	.73%
Net investment income (loss)	1.56%	1.52%	1.48%	1.29%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,760	$ 33,013	$ 266,008	$ 223,854	$ 179,641
Portfolio turnover rateD	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.10 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.965 per share.

G Total distributions of $.30 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 21.56	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.41	.40	.04
Net realized and unrealized gain (loss)	(1.76)	3.47	.08
Total from investment operations	(1.35)	3.87	.12
Distributions from net investment income	(.31)	(.27)	-
Distributions from net realized gain	(1.97)	(.06)	-
Total distributions	(2.27) I	(.34) J	-
Net asset value, end of period	$ 21.47	$ 25.09	$ 21.56
Total ReturnB, C	(5.94)%	18.10%	.56%
Ratios to Average Net AssetsE, H
Expenses before reductions	.51%	.51%	.52%A
Expenses net of fee waivers, if any	.51%	.51%	.52%A
Expenses net of all reductions	.51%	.51%	.50%A
Net investment income (loss)	1.69%	1.68%	1.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 119	$ 101
Portfolio turnover rateF	53%	55%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.27 per share is comprised of distributions from net investment income of $.309 and distributions from net realized gain of $1.965 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Class I (formerly Institutional Class) and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 29,469,311	Discount rate	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.50 - $71.15 / $70.55	Increase
		Market comparable	EV/EBITDA multiple	8.4 - 10.1 / 9.1	Increase
			Discount for lack of marketability	15.0%	Decrease
			Discount rate	15.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures contracts, partnerships, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 243,030,626
Gross unrealized depreciation	(214,768,201)
Net unrealized appreciation (depreciation) on securities	$ 28,262,425
Tax Cost	$ 1,750,387,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,540,563
Undistributed long-term capital gain	$ 92,227,976
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,268,892

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 25,946,174	$ 31,000,580
Long-term Capital Gains	172,571,626	-
Total	$ 198,517,800	$ 31,000,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fund recognized net realized gain (loss) of $1,325,007 related to investments in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,078,186,042 and $1,276,868,552, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 563,706	$ 14,401
Class T	.25%	.25%	154,228	1,020
Class B	.75%	.25%	6,173	4,648
Class C	.75%	.25%	252,681	84,879
			$ 976,788	$ 104,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 46,189
Class T	9,026
Class B*	171
Class C*	6,758
$ 62,144

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Class I and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 717,618.04
Class A	261,206.12
Class T	83,370.27
Class B	1,861.30
Class C	73,563.29
Class I	83,456.18
Class Z	51.05
	$ 1,221,125

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,428 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 73,832,000.37%		$ 1,504

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $169,730.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $504,813, including $10,168 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,243 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,307 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 3,023
Class A	1,612
Class T	298
Class B	1
Class C	253
Class I	3,800
$ 8,987

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 23,240,677	$ 20,292,162
Class A	2,228,099	1,695,781
Class T	185,875	135,608
Class B	286	-
Class C	80,262	52,602
Class I	209,650	2,947,631
Class Z	1,325	1,273
Total	$ 25,946,174	$ 25,125,057
From net realized gain
Class O	$ 147,315,868	$ 4,844,120
Class A	18,017,348	536,822
Class T	2,213,599	63,347
Class B	56,242	1,072
Class C	1,996,392	50,345
Class I	2,963,753	379,516
Class Z	8,424	301
Total	$ 172,571,626	$ 5,875,523

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	2,287,530	6,208,263	$ 53,641,943	$ 147,701,200
Reinvestment of distributions	6,840,387	990,107	153,635,091	22,079,128
Shares redeemed	(17,121,478)	(8,041,994)	(390,687,724)	(188,558,417)
Net increase (decrease)	(7,993,561)	(843,624)	$ (183,410,690)	$ (18,778,089)
Class A
Shares sold	3,109,762	2,532,698	$ 72,097,550	$ 57,537,080
Reinvestment of distributions	911,032	97,921	20,033,590	2,152,552
Shares redeemed	(2,391,662)	(1,354,861)	(54,542,127)	(31,107,890)
Net increase (decrease)	1,629,132	1,275,758	$ 37,589,013	$ 28,581,742
Class T
Shares sold	734,570	491,974	$ 16,881,464	$ 11,365,600
Reinvestment of distributions	97,386	8,484	2,130,797	186,233
Shares redeemed	(364,096)	(632,605)	(8,173,269)	(13,745,072)
Net increase (decrease)	467,860	(132,147)	$ 10,838,992	$ (2,193,239)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class B
Shares sold	3,301	8,702	$ 77,862	$ 196,288
Reinvestment of distributions	2,423	41	52,867	1,000
Shares redeemed	(11,358)	(14,591)	(258,989)	(321,642)
Net increase (decrease)	(5,634)	(5,848)	$ (128,260)	$ (124,354)
Class C
Shares sold	407,214	583,896	$ 9,151,851	$ 13,207,548
Reinvestment of distributions	86,086	4,345	1,849,987	95,646
Shares redeemed	(285,644)	(196,005)	(6,367,594)	(4,414,141)
Net increase (decrease)	207,656	392,236	$ 4,634,244	$ 8,889,053
Class I
Shares sold	1,334,628	1,125,237	$ 32,026,397	$ 26,600,079
Reinvestment of distributions	131,239	145,882	3,031,625	3,273,561
Shares redeemed	(710,295)	(12,293,029)	(16,937,834)	(295,317,998)
Net increase (decrease)	755,572	(11,021,910)	$ 18,120,188	$ (265,444,358)
Class Z
Shares sold	1	-	$ 26	$ -
Reinvestment of distributions	425	69	9,749	1,574
Shares redeemed	(1,307)	-	(32,087)	-
Net increase (decrease)	(881)	69	$ (22,312)	$ 1,574

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015 $104,878,751, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of the amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited
FMR Investment Management (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESI-I-UANN-1115
1.814750.110

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor®

Diversified Stock Fund -

Class Z

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class Z A	-5.94%	12.57%	6.63%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013 are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class Z on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager James Morrow: For the year, the fund's share classes (excluding sales charges, if applicable) significantly trailed the benchmark S&P 500® index. Market conditions provided a big performance headwind the past year, as value-oriented stocks continued to lag their growth-oriented counterparts - a poor fit for my investment approach, given that we tend to hold more securities at the value end of the large-cap spectrum. Relative to the benchmark, the fund was hurt the most by poor stock picking in the energy sector, especially CONSOL Energy, a producer of coal and natural gas. The fund also was hampered by positions in energy producers Suncor Energy and Chevron, both of which were hurt by low prices for the natural resource, while Canada-based Suncor, an out-of-benchmark name, was weighed down by a stronger U.S. dollar. Despite the multiple challenges we saw in energy, the fund did benefit from not owning certain large benchmark components that similarly struggled, including integrated energy companies Exxon Mobil and ConocoPhillips. Security selection in the consumer staples, consumer discretionary, materials and industrials groups also meaningfully detracted. On the positive side, my choices and an overweighting in financials added value. Within this group, the fund benefited from a position in Chubb, a provider of property and casualty insurance that was acquired for a significant premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During PeriodC April 1, 2015 to September 30, 2015
Class O	.49%
Actual		$ 1,000.00	$ 908.50	$ 2.34
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48
Class A	.82%
Actual		$ 1,000.00	$ 906.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.15
Class T	1.22%
Actual		$ 1,000.00	$ 905.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.76%
Actual		$ 1,000.00	$ 902.80	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class C	1.76%
Actual		$ 1,000.00	$ 903.00	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class I	.63%
Actual		$ 1,000.00	$ 908.00	$ 3.01
HypotheticalA		$ 1,000.00	$ 1,021.91	$ 3.19
Class Z	.51%
Actual		$ 1,000.00	$ 908.60	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class C	3.1	3.2
Apple, Inc.	3.0	2.4
General Electric Co.	2.9	2.1
Johnson & Johnson	2.4	2.2
IBM Corp.	2.4	2.1
Procter & Gamble Co.	2.4	2.0
JPMorgan Chase & Co.	2.4	2.0
Verizon Communications, Inc.	2.3	2.2
Cisco Systems, Inc.	2.1	1.9
Bank of America Corp.	2.0	1.2
	25.0
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	23.4
Financials	22.1	19.8
Health Care	11.7	10.9
Industrials	11.0	11.4
Consumer Discretionary	9.8	11.6
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.3%		Stocks 96.4%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	10.7%	** Foreign investments	11.3%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.5%
General Motors Co.	300,000	$ 9,006,000
Hotels, Restaurants & Leisure - 0.9%
El Pollo Loco Holdings, Inc. (a)(e)	100,000	1,078,000
McDonald's Corp.	50,000	4,926,500
Noodles & Co. (a)	150,000	2,124,000
Yum! Brands, Inc.	100,000	7,995,000
		16,123,500
Household Durables - 1.3%
Jarden Corp. (a)	75,000	3,666,000
KB Home (e)	475,000	6,436,250
Taylor Morrison Home Corp. (a)	349,953	6,530,123
Tupperware Brands Corp.	125,000	6,186,250
		22,818,623
Leisure Products - 1.2%
Brunswick Corp.	225,000	10,775,250
New Academy Holding Co. LLC unit (a)(g)(h)	60,000	8,992,200
		19,767,450
Media - 2.6%
Comcast Corp. Class A	474,500	26,989,560
Time Warner, Inc.	100,000	6,875,000
Viacom, Inc. Class B (non-vtg.)	275,000	11,866,250
		45,730,810
Multiline Retail - 1.7%
Dollar General Corp.	100,000	7,244,000
Target Corp.	286,300	22,520,358
		29,764,358
Specialty Retail - 1.1%
Cabela's, Inc. Class A (a)(e)	90,000	4,104,000
GNC Holdings, Inc.	100,000	4,042,000
Lumber Liquidators Holdings, Inc. (a)(e)	150,000	1,971,000
Stage Stores, Inc. (e)	350,000	3,444,000
TJX Companies, Inc.	75,000	5,356,500
		18,917,500
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	575,000	2,886,240
Tory Burch LLC unit (f)(h)	70,274	5,026,199
		7,912,439
TOTAL CONSUMER DISCRETIONARY		170,040,680
CONSUMER STAPLES - 5.1%
Beverages - 0.8%
Diageo PLC sponsored ADR	75,000	8,084,250
Molson Coors Brewing Co. Class B	65,000	5,396,300
		13,480,550

	Shares	Value
Food & Staples Retailing - 1.6%
CVS Health Corp.	240,000	$ 23,155,200
Whole Foods Market, Inc.	175,000	5,538,750
		28,693,950
Food Products - 0.2%
Amplify Snack Brands, Inc. (a)(e)	325,000	3,480,750
Keurig Green Mountain, Inc.	300	15,642
		3,496,392
Household Products - 2.4%
Procter & Gamble Co.	575,000	41,365,500
Personal Products - 0.1%
Avon Products, Inc. (e)	550,000	1,787,500
TOTAL CONSUMER STAPLES		88,823,892
ENERGY - 7.7%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	300,000	4,224,000
National Oilwell Varco, Inc.	100,000	3,765,000
Oceaneering International, Inc.	87,500	3,437,000
Schlumberger Ltd.	187,500	12,931,875
		24,357,875
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	112,500	6,793,875
Apache Corp.	137,500	5,384,500
Cabot Oil & Gas Corp.	170,000	3,716,200
Cameco Corp. (e)	275,000	3,352,754
Chevron Corp.	375,000	29,580,000
Cimarex Energy Co.	12,500	1,281,000
CONSOL Energy, Inc. (e)	500,000	4,900,000
Legacy Reserves LP	33,012	135,019
Noble Energy, Inc.	50,000	1,509,000
Suncor Energy, Inc.	800,000	21,395,279
The Williams Companies, Inc.	500,000	18,425,000
Williams Partners LP	400,000	12,768,000
		109,240,627
TOTAL ENERGY		133,598,502
FINANCIALS - 22.1%
Banks - 9.4%
Bank of America Corp.	2,190,700	34,131,106
Comerica, Inc.	175,000	7,192,500
First Niagara Financial Group, Inc.	250,000	2,552,500
Huntington Bancshares, Inc.	700,000	7,420,000
JPMorgan Chase & Co.	675,000	41,154,750
KeyCorp	600,000	7,806,000
M&T Bank Corp.	50,000	6,097,500
Regions Financial Corp.	1,100,000	9,911,000
Standard Chartered PLC (United Kingdom)	475,000	4,604,508
SunTrust Banks, Inc.	375,000	14,340,000
U.S. Bancorp	350,000	14,353,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
UMB Financial Corp.	33,385	$ 1,696,292
Wells Fargo & Co.	250,000	12,837,500
		164,097,156
Capital Markets - 5.8%
Ares Capital Corp.	400,000	5,792,000
KKR & Co. LP	1,210,000	20,303,800
Morgan Stanley	700,000	22,050,000
State Street Corp.	323,600	21,749,156
The Blackstone Group LP	950,000	30,086,500
		99,981,456
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(h)	50,000	5,537,500
Insurance - 4.7%
Allied World Assur Co. Holdings AG	175,000	6,679,750
American International Group, Inc.	423,200	24,046,224
MetLife, Inc.	425,000	20,038,750
The Chubb Corp.	248,900	30,527,585
		81,292,309
Thrifts & Mortgage Finance - 1.9%
MGIC Investment Corp. (a)	500,000	4,630,000
Radian Group, Inc.	1,800,000	28,638,000
		33,268,000
TOTAL FINANCIALS		384,176,421
HEALTH CARE - 11.7%
Biotechnology - 2.7%
Alnylam Pharmaceuticals, Inc. (a)	15,000	1,205,400
Amgen, Inc.	150,000	20,748,000
Biogen, Inc. (a)	25,000	7,295,250
Clovis Oncology, Inc. (a)	20,000	1,839,200
Gilead Sciences, Inc.	75,000	7,364,250
Intercept Pharmaceuticals, Inc. (a)	17,000	2,819,620
Spark Therapeutics, Inc.	45,000	1,877,850
Trevena, Inc. (a)	375,000	3,881,250
		47,030,820
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	450,000	7,384,500
Medtronic PLC	275,000	18,408,500
		25,793,000
Health Care Providers & Services - 0.5%
Express Scripts Holding Co. (a)	120,000	9,715,200
Pharmaceuticals - 7.0%
AbbVie, Inc.	200,000	10,882,000
Allergan PLC (a)	25,000	6,795,250
GlaxoSmithKline PLC sponsored ADR	500,000	19,225,000
Jazz Pharmaceuticals PLC (a)	80,000	10,624,800
Johnson & Johnson	450,000	42,007,500

	Shares	Value
Merck & Co., Inc.	175,000	$ 8,643,250
Pfizer, Inc.	250,000	7,852,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	205,000	11,574,300
TherapeuticsMD, Inc. (a)	575,000	3,369,500
		120,974,100
TOTAL HEALTH CARE		203,513,120
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
BWX Technologies, Inc.	135,000	3,558,600
The Boeing Co.	150,000	19,642,500
United Technologies Corp.	175,000	15,573,250
		38,774,350
Air Freight & Logistics - 2.4%
FedEx Corp.	70,000	10,078,600
PostNL NV (a)	2,665,600	9,704,088
United Parcel Service, Inc. Class B	220,000	21,711,800
		41,494,488
Airlines - 0.2%
Copa Holdings SA Class A	75,000	3,144,750
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	300,000	11,229,000
Electrical Equipment - 0.8%
AMETEK, Inc.	100,000	5,232,000
Babcock & Wilcox Enterprises, Inc. (a)	75,000	1,260,000
Eaton Corp. PLC	162,500	8,336,250
		14,828,250
Industrial Conglomerates - 2.9%
General Electric Co.	2,000,000	50,440,000
Machinery - 0.7%
Cummins, Inc.	50,000	5,429,000
Deere & Co.	34,100	2,523,400
Joy Global, Inc. (e)	100,000	1,493,000
Rational AG	5,000	1,997,073
		11,442,473
Professional Services - 0.4%
Acacia Research Corp.	685,000	6,219,800
Road & Rail - 0.8%
CSX Corp.	200,000	5,380,000
J.B. Hunt Transport Services, Inc.	125,000	8,925,000
		14,305,000
TOTAL INDUSTRIALS		191,878,111
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 3.8%
Cisco Systems, Inc.	1,400,000	$ 36,750,000
QUALCOMM, Inc.	550,000	29,551,500
		66,301,500
Electronic Equipment & Components - 0.8%
Hitachi Ltd.	1,100,000	5,550,633
Littelfuse, Inc.	25,000	2,278,750
TE Connectivity Ltd.	112,500	6,737,625
		14,567,008
Internet Software & Services - 4.7%
Facebook, Inc. Class A (a)	150,000	13,485,000
Google, Inc. Class C	87,529	53,254,396
Twitter, Inc. (a)	112,500	3,030,750
Yahoo!, Inc. (a)	400,000	11,564,000
		81,334,146
IT Services - 5.5%
IBM Corp.	286,300	41,504,911
MasterCard, Inc. Class A	150,000	13,518,000
Paychex, Inc.	150,000	7,144,500
PayPal Holdings, Inc. (a)	150,000	4,656,000
Visa, Inc. Class A	398,200	27,738,612
		94,562,023
Semiconductors & Semiconductor Equipment - 1.4%
Altera Corp.	100,000	5,008,000
Applied Materials, Inc.	300,000	4,407,000
Broadcom Corp. Class A	275,000	14,143,250
		23,558,250
Software - 0.8%
Microsoft Corp.	200,000	8,852,000
Oracle Corp.	150,000	5,418,000
		14,270,000
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	475,000	52,392,500
EMC Corp.	1,225,000	29,596,000
First Data Holdings, Inc. Class B (a)(h)	2,164,642	9,870,768
		91,859,268
TOTAL INFORMATION TECHNOLOGY		386,452,195
MATERIALS - 3.5%
Chemicals - 2.1%
Airgas, Inc.	45,000	4,019,850
LyondellBasell Industries NV Class A	100,000	8,336,000
Monsanto Co.	200,000	17,068,000

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	300,000	$ 6,166,354
Tronox Ltd. Class A	245,700	1,073,709
		36,663,913
Containers & Packaging - 1.2%
AEP Industries, Inc. (a)	119,980	6,878,453
WestRock Co.	249,998	12,859,897
		19,738,350
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	400,000	3,876,000
TOTAL MATERIALS		60,278,263
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	450,000	14,661,000
Verizon Communications, Inc.	900,000	39,159,000
		53,820,000
UTILITIES - 3.0%
Electric Utilities - 2.8%
Entergy Corp.	100,000	6,510,000
Exelon Corp.	675,000	20,047,500
PPL Corp.	200,000	6,578,000
Southern Co.	325,000	14,527,500
		47,663,000
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	175,000	3,617,250
TOTAL UTILITIES		51,280,250
TOTAL COMMON STOCKS (Cost $1,689,214,748)		1,723,861,434
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	65,160	32,339
Series D (a)(h)	20,764	10,305
		42,644
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $878,142)		42,644
Convertible Bonds - 0.2%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 2,000,000	1,800,440
Convertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17 (d)	$ 10,000,000	$ 1,800,000
TOTAL CONVERTIBLE BONDS (Cost $4,673,922)		3,600,440
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	28,034,169	28,034,169
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	23,110,925	23,110,925
TOTAL MONEY MARKET FUNDS (Cost $51,145,094)		51,145,094
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,745,911,906)		1,778,649,612
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(42,567,831)
NET ASSETS - 100%		$ 1,736,081,781
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.
(g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,469,311 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,658,568
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
NJOY, Inc. Series D	2/14/14	$ 351,454
Tory Burch LLC unit	5/14/15	$ 5,014,345
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,442
Fidelity Securities Lending Cash Central Fund	504,813
Total	$ 577,255
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,083,324	$ 156,022,281	$ -	$ 14,061,043
Consumer Staples	88,823,892	88,823,892	-	-
Energy	133,598,502	133,598,502	-	-
Financials	384,176,421	378,638,921	-	5,537,500
Health Care	203,513,120	203,513,120	-	-
Industrials	191,878,111	191,878,111	-	-
Information Technology	386,452,195	371,030,794	5,550,633	9,870,768
Materials	60,278,263	60,278,263	-	-
Telecommunication Services	53,820,000	53,820,000	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Utilities	$ 51,280,250	$ 51,280,250	$ -	$ -
Corporate Bonds	3,600,440	-	3,600,440	-
Money Market Funds	51,145,094	51,145,094	-	-
Total Investments in Securities:	$ 1,778,649,612	$ 1,740,029,228	$ 9,151,073	$ 29,469,311
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 24,066,374
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	388,592
Cost of Purchases	5,014,345
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 29,469,311
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$ 388,592

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Ireland	2.6%
United Kingdom	2.1%
Canada	1.7%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $22,707,034) - See accompanying schedule: Unaffiliated issuers (cost $1,694,766,812)	$ 1,727,504,518
Fidelity Central Funds (cost $51,145,094)	51,145,094
Total Investments (cost $1,745,911,906)		$ 1,778,649,612
Receivable for investments sold		51,509,704
Receivable for fund shares sold		343,514
Dividends receivable		2,472,888
Interest receivable		35,667
Distributions receivable from Fidelity Central Funds		13,639
Prepaid expenses		6,196
Other receivables		81,761
Total assets		1,833,112,981

Liabilities
Payable for investments purchased	$ 71,959,882
Payable for fund shares redeemed	1,039,141
Accrued management fee	621,145
Distribution and service plan fees payable	77,834
Other affiliated payables	108,283
Other payables and accrued expenses	113,990
Collateral on securities loaned, at value	23,110,925
Total liabilities		97,031,200

Net Assets		$ 1,736,081,781
Net Assets consist of:
Paid in capital		$ 1,579,111,901
Undistributed net investment income		19,928,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		104,297,059
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,744,173
Net Assets		$ 1,736,081,781

Statement of Assets and Liabilities - continued

September 30, 2015

Class O:
Net Asset Value, offering price and redemption price per share ($1,426,230,485 ÷ 67,789,857 shares)	$ 21.04

Class A:
Net Asset Value and redemption price per share ($212,181,176 ÷ 10,324,989 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T:
Net Asset Value and redemption price per share ($29,481,821 ÷ 1,446,852 shares)	$ 20.38

Maximum offering price per share (100/96.50 of $20.38)	$ 21.12
Class B:
Net Asset Value and offering price per share ($466,557 ÷ 23,052 shares)A	$ 20.24

Class C:
Net Asset Value and offering price per share ($22,879,253 ÷ 1,148,081 shares)A	$ 19.93

Class I:
Net Asset Value, offering price and redemption price per share ($44,759,792 ÷ 2,070,782 shares)	$ 21.61

Class Z:
Net Asset Value, offering price and redemption price per share ($82,697 ÷ 3,852 shares)	$ 21.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015

Investment Income
Dividends		$ 45,324,015
Interest		533,922
Income from Fidelity Central Funds		577,255
Total income		46,435,192

Expenses
Management fee	$ 8,857,835
Transfer agent fees	1,221,125
Distribution and service plan fees	976,788
Accounting and security lending fees	643,755
Custodian fees and expenses	41,523
Independent trustees' compensation	9,333
Depreciation in deferred trustee compensation account.	(176)
Registration fees	117,787
Audit	73,292
Legal	11,675
Interest	1,504
Miscellaneous	15,673
Total expenses before reductions	11,970,114
Expense reductions	(100,537)	11,869,577
Net investment income (loss)		34,565,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,089,387
Foreign currency transactions	(79,293)
Futures contracts	1,325,007
Total net realized gain (loss)		125,335,101
Change in net unrealized appreciation (depreciation) on: Investment securities	(268,828,533)
Assets and liabilities in foreign currencies	8,432
Total change in net unrealized appreciation (depreciation)		(268,820,101)
Net gain (loss)		(143,485,000)
Net increase (decrease) in net assets resulting from operations		$ (108,919,385)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,565,615	$ 35,756,394
Net realized gain (loss)	125,335,101	318,024,781
Change in net unrealized appreciation (depreciation)	(268,820,101)	5,055,935
Net increase (decrease) in net assets resulting from operations	(108,919,385)	358,837,110
Distributions to shareholders from net investment income	(25,946,174)	(25,125,057)
Distributions to shareholders from net realized gain	(172,571,626)	(5,875,523)
Total distributions	(198,517,800)	(31,000,580)
Share transactions - net increase (decrease)	(112,378,825)	(249,067,671)
Total increase (decrease) in net assets	(419,816,010)	78,768,859

Net Assets
Beginning of period	2,155,897,791	2,077,128,932
End of period (including undistributed net investment income of $19,928,648 and undistributed net investment income of $18,255,754, respectively)	$1,736,081,781	$ 2,155,897,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.63	$ 21.17	$ 17.53	$ 13.33	$ 13.55
Income from Investment Operations
Net investment income (loss) C	.40	.40	.32	.24	.18
Net realized and unrealized gain (loss)	(1.71)	3.39	3.64	4.19	(.20)
Total from investment operations	(1.31)	3.79	3.96	4.43	(.02)
Distributions from net investment income	(.31)	(.27)	(.29)	(.20)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.28)	(.33)	(.32)	(.23)	(.20) G
Net asset value, end of period	$ 21.04	$ 24.63	$ 21.17	$ 17.53	$ 13.33
Total ReturnA, B	(5.92)%	18.08%	23.05%	33.55%	(.32)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.50%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.49%	.51%	.50%
Net investment income (loss)	1.70%	1.69%	1.68%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,426,230	$ 1,866,810	$ 1,622,353	$ 1,515,727	$ 1,268,316
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 20.75	$ 17.18	$ 13.07	$ 13.28
Income from Investment Operations
Net investment income (loss) D	.31	.32	.26	.19	.13
Net realized and unrealized gain (loss)	(1.67)	3.33	3.58	4.10	(.20)
Total from investment operations	(1.36)	3.65	3.84	4.29	(.07)
Distributions from net investment income	(.24)	(.21)	(.24)	(.15)	(.10)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.21)	(.28) H	(.27)	(.18)	(.14)
Net asset value, end of period	$ 20.55	$ 24.12	$ 20.75	$ 17.18	$ 13.07
Total ReturnA, B, C	(6.25)%	17.71%	22.73%	33.06%	(.62)%
Ratios to Average Net AssetsE, G
Expenses before reductions	.83%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.82%	.81%	.81%	.84%	.85%
Net investment income (loss)	1.37%	1.38%	1.37%	1.20%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,181	$ 209,737	$ 153,940	$ 127,100	$ 98,808
Portfolio turnover rateF	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 20.61	$ 17.08	$ 12.99	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.22	.21	.17	.12	.06
Net realized and unrealized gain (loss)	(1.66)	3.32	3.56	4.08	(.19)
Total from investment operations	(1.44)	3.53	3.73	4.20	(.13)
Distributions from net investment income	(.17)	(.13)	(.17)	(.08)	(.05)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.13) G	(.19)	(.20)	(.11)	(.09)
Net asset value, end of period	$ 20.38	$ 23.95	$ 20.61	$ 17.08	$ 12.99
Total ReturnA, B	(6.62)%	17.21%	22.11%	32.46%	(1.05)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of fee waivers, if any	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of all reductions	1.23%	1.27%	1.27%	1.28%	1.28%
Net investment income (loss)	.97%	.92%	.91%	.76%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,482	$ 23,443	$ 22,903	$ 14,874	$ 11,251
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.13 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.76	$ 20.41	$ 16.87	$ 12.82	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.64)	3.29	3.53	4.04	(.19)
Total from investment operations	(1.54)	3.39	3.61	4.08	(.20)
Distributions from net investment income	(.01)	-	(.04)	-G	-
Distributions from net realized gain	(1.97)	(.04)	(.03)	(.03)	(.02)
Total distributions	(1.98)	(.04)	(.07)	(.03)	(.02)
Net asset value, end of period	$ 20.24	$ 23.76	$ 20.41	$ 16.87	$ 12.82
Total ReturnA, B	(7.10)%	16.60%	21.52%	31.87%	(1.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of fee waivers, if any	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.44%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 467	$ 682	$ 705	$ 826	$ 776
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.28	$ 16.83	$ 12.81	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.62)	3.26	3.51	4.04	(.19)
Total from investment operations	(1.52)	3.36	3.59	4.08	(.20)
Distributions from net investment income	(.08)	(.09)	(.11)	(.03)	-
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.03)
Total distributions	(2.04) G	(.15)	(.14)	(.06)	(.03)
Net asset value, end of period	$ 19.93	$ 23.49	$ 20.28	$ 16.83	$ 12.81
Total ReturnA, B	(7.09)%	16.62%	21.52%	31.89%	(1.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.45%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,879	$ 22,094	$ 11,119	$ 4,775	$ 3,030
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.04 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 17.84	$ 13.58	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.38	.35	.29	.21	.15
Net realized and unrealized gain (loss)	(1.77)	3.49	3.72	4.26	(.20)
Total from investment operations	(1.39)	3.84	4.01	4.47	(.05)
Distributions from net investment income	(.14)	(.23)	(.26)	(.18)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.10) F	(.30) G	(.29)	(.21)	(.19)
Net asset value, end of period	$ 21.61	$ 25.10	$ 21.56	$ 17.84	$ 13.58
Total ReturnA	(6.06)%	17.93%	22.82%	33.17%	(.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.65%	.68%	.71%	.75%	.74%
Expenses net of fee waivers, if any	.64%	.68%	.71%	.75%	.74%
Expenses net of all reductions	.63%	.67%	.70%	.75%	.73%
Net investment income (loss)	1.56%	1.52%	1.48%	1.29%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,760	$ 33,013	$ 266,008	$ 223,854	$ 179,641
Portfolio turnover rateD	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.10 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.965 per share.

G Total distributions of $.30 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 21.56	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.41	.40	.04
Net realized and unrealized gain (loss)	(1.76)	3.47	.08
Total from investment operations	(1.35)	3.87	.12
Distributions from net investment income	(.31)	(.27)	-
Distributions from net realized gain	(1.97)	(.06)	-
Total distributions	(2.27) I	(.34) J	-
Net asset value, end of period	$ 21.47	$ 25.09	$ 21.56
Total ReturnB, C	(5.94)%	18.10%	.56%
Ratios to Average Net AssetsE, H
Expenses before reductions	.51%	.51%	.52%A
Expenses net of fee waivers, if any	.51%	.51%	.52%A
Expenses net of all reductions	.51%	.51%	.50%A
Net investment income (loss)	1.69%	1.68%	1.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 119	$ 101
Portfolio turnover rateF	53%	55%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.27 per share is comprised of distributions from net investment income of $.309 and distributions from net realized gain of $1.965 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Class I (formerly Institutional Class) and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 29,469,311	Discount rate	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.50 - $71.15 / $70.55	Increase
		Market comparable	EV/EBITDA multiple	8.4 - 10.1 / 9.1	Increase
			Discount for lack of marketability	15.0%	Decrease
			Discount rate	15.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures contracts, partnerships, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 243,030,626
Gross unrealized depreciation	(214,768,201)
Net unrealized appreciation (depreciation) on securities	$ 28,262,425
Tax Cost	$ 1,750,387,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,540,563
Undistributed long-term capital gain	$ 92,227,976
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,268,892

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 25,946,174	$ 31,000,580
Long-term Capital Gains	172,571,626	-
Total	$ 198,517,800	$ 31,000,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fund recognized net realized gain (loss) of $1,325,007 related to investments in futures contracts. This amount is included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,078,186,042 and $1,276,868,552, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 563,706	$ 14,401
Class T	.25%	.25%	154,228	1,020
Class B	.75%	.25%	6,173	4,648
Class C	.75%	.25%	252,681	84,879
			$ 976,788	$ 104,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 46,189
Class T	9,026
Class B*	171
Class C*	6,758
$ 62,144

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Class I and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 717,618.04
Class A	261,206.12
Class T	83,370.27
Class B	1,861.30
Class C	73,563.29
Class I	83,456.18
Class Z	51.05
	$ 1,221,125

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,428 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 73,832,000.37%		$ 1,504

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $169,730.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $504,813, including $10,168 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,243 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,307 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 3,023
Class A	1,612
Class T	298
Class B	1
Class C	253
Class I	3,800
$ 8,987

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 23,240,677	$ 20,292,162
Class A	2,228,099	1,695,781
Class T	185,875	135,608
Class B	286	-
Class C	80,262	52,602
Class I	209,650	2,947,631
Class Z	1,325	1,273
Total	$ 25,946,174	$ 25,125,057
From net realized gain
Class O	$ 147,315,868	$ 4,844,120
Class A	18,017,348	536,822
Class T	2,213,599	63,347
Class B	56,242	1,072
Class C	1,996,392	50,345
Class I	2,963,753	379,516
Class Z	8,424	301
Total	$ 172,571,626	$ 5,875,523

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	2,287,530	6,208,263	$ 53,641,943	$ 147,701,200
Reinvestment of distributions	6,840,387	990,107	153,635,091	22,079,128
Shares redeemed	(17,121,478)	(8,041,994)	(390,687,724)	(188,558,417)
Net increase (decrease)	(7,993,561)	(843,624)	$ (183,410,690)	$ (18,778,089)
Class A
Shares sold	3,109,762	2,532,698	$ 72,097,550	$ 57,537,080
Reinvestment of distributions	911,032	97,921	20,033,590	2,152,552
Shares redeemed	(2,391,662)	(1,354,861)	(54,542,127)	(31,107,890)
Net increase (decrease)	1,629,132	1,275,758	$ 37,589,013	$ 28,581,742
Class T
Shares sold	734,570	491,974	$ 16,881,464	$ 11,365,600
Reinvestment of distributions	97,386	8,484	2,130,797	186,233
Shares redeemed	(364,096)	(632,605)	(8,173,269)	(13,745,072)
Net increase (decrease)	467,860	(132,147)	$ 10,838,992	$ (2,193,239)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class B
Shares sold	3,301	8,702	$ 77,862	$ 196,288
Reinvestment of distributions	2,423	41	52,867	1,000
Shares redeemed	(11,358)	(14,591)	(258,989)	(321,642)
Net increase (decrease)	(5,634)	(5,848)	$ (128,260)	$ (124,354)
Class C
Shares sold	407,214	583,896	$ 9,151,851	$ 13,207,548
Reinvestment of distributions	86,086	4,345	1,849,987	95,646
Shares redeemed	(285,644)	(196,005)	(6,367,594)	(4,414,141)
Net increase (decrease)	207,656	392,236	$ 4,634,244	$ 8,889,053
Class I
Shares sold	1,334,628	1,125,237	$ 32,026,397	$ 26,600,079
Reinvestment of distributions	131,239	145,882	3,031,625	3,273,561
Shares redeemed	(710,295)	(12,293,029)	(16,937,834)	(295,317,998)
Net increase (decrease)	755,572	(11,021,910)	$ 18,120,188	$ (265,444,358)
Class Z
Shares sold	1	-	$ 26	$ -
Reinvestment of distributions	425	69	9,749	1,574
Shares redeemed	(1,307)	-	(32,087)	-
Net increase (decrease)	(881)	69	$ (22,312)	$ 1,574

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as Chief Legal Officer, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); and Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present).He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015 $104,878,751, or, if subsequently determined to be different, the net capital gain of such year.

Class Z designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of the amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited
FMR Investment Management (U.K.) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADESZ-UANN-1115
1.9584708.102

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class A

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class A	-6.25%	12.36%	6.41%
$50/month 15-Year Plan A	-53.12%	10.02%	5.86%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class A on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager James Morrow: For the year, the fund's share classes (excluding sales charges, if applicable) significantly trailed the benchmark S&P 500® index. Market conditions provided a big performance headwind the past year, as value-oriented stocks continued to lag their growth-oriented counterparts - a poor fit for my investment approach, given that we tend to hold more securities at the value end of the large-cap spectrum. Relative to the benchmark, the fund was hurt the most by poor stock picking in the energy sector, especially CONSOL Energy, a producer of coal and natural gas. The fund also was hampered by positions in energy producers Suncor Energy and Chevron, both of which were hurt by low prices for the natural resource, while Canada-based Suncor, an out-of-benchmark name, was weighed down by a stronger U.S. dollar. Despite the multiple challenges we saw in energy, the fund did benefit from not owning certain large benchmark components that similarly struggled, including integrated energy companies Exxon Mobil and ConocoPhillips. Security selection in the consumer staples, consumer discretionary, materials and industrials groups also meaningfully detracted. On the positive side, my choices and an overweighting in financials added value. Within this group, the fund benefited from a position in Chubb, a provider of property and casualty insurance that was acquired for a significant premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During PeriodC April 1, 2015 to September 30, 2015
Class O	.49%
Actual		$ 1,000.00	$ 908.50	$ 2.34
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48
Class A	.82%
Actual		$ 1,000.00	$ 906.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.15
Class T	1.22%
Actual		$ 1,000.00	$ 905.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.76%
Actual		$ 1,000.00	$ 902.80	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class C	1.76%
Actual		$ 1,000.00	$ 903.00	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class I	.63%
Actual		$ 1,000.00	$ 908.00	$ 3.01
HypotheticalA		$ 1,000.00	$ 1,021.91	$ 3.19
Class Z	.51%
Actual		$ 1,000.00	$ 908.60	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class C	3.1	3.2
Apple, Inc.	3.0	2.4
General Electric Co.	2.9	2.1
Johnson & Johnson	2.4	2.2
IBM Corp.	2.4	2.1
Procter & Gamble Co.	2.4	2.0
JPMorgan Chase & Co.	2.4	2.0
Verizon Communications, Inc.	2.3	2.2
Cisco Systems, Inc.	2.1	1.9
Bank of America Corp.	2.0	1.2
	25.0
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	23.4
Financials	22.1	19.8
Health Care	11.7	10.9
Industrials	11.0	11.4
Consumer Discretionary	9.8	11.6
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.3%		Stocks 96.4%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	10.7%	** Foreign investments	11.3%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.5%
General Motors Co.	300,000	$ 9,006,000
Hotels, Restaurants & Leisure - 0.9%
El Pollo Loco Holdings, Inc. (a)(e)	100,000	1,078,000
McDonald's Corp.	50,000	4,926,500
Noodles & Co. (a)	150,000	2,124,000
Yum! Brands, Inc.	100,000	7,995,000
		16,123,500
Household Durables - 1.3%
Jarden Corp. (a)	75,000	3,666,000
KB Home (e)	475,000	6,436,250
Taylor Morrison Home Corp. (a)	349,953	6,530,123
Tupperware Brands Corp.	125,000	6,186,250
		22,818,623
Leisure Products - 1.2%
Brunswick Corp.	225,000	10,775,250
New Academy Holding Co. LLC unit (a)(g)(h)	60,000	8,992,200
		19,767,450
Media - 2.6%
Comcast Corp. Class A	474,500	26,989,560
Time Warner, Inc.	100,000	6,875,000
Viacom, Inc. Class B (non-vtg.)	275,000	11,866,250
		45,730,810
Multiline Retail - 1.7%
Dollar General Corp.	100,000	7,244,000
Target Corp.	286,300	22,520,358
		29,764,358
Specialty Retail - 1.1%
Cabela's, Inc. Class A (a)(e)	90,000	4,104,000
GNC Holdings, Inc.	100,000	4,042,000
Lumber Liquidators Holdings, Inc. (a)(e)	150,000	1,971,000
Stage Stores, Inc. (e)	350,000	3,444,000
TJX Companies, Inc.	75,000	5,356,500
		18,917,500
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	575,000	2,886,240
Tory Burch LLC unit (f)(h)	70,274	5,026,199
		7,912,439
TOTAL CONSUMER DISCRETIONARY		170,040,680
CONSUMER STAPLES - 5.1%
Beverages - 0.8%
Diageo PLC sponsored ADR	75,000	8,084,250
Molson Coors Brewing Co. Class B	65,000	5,396,300
		13,480,550

	Shares	Value
Food & Staples Retailing - 1.6%
CVS Health Corp.	240,000	$ 23,155,200
Whole Foods Market, Inc.	175,000	5,538,750
		28,693,950
Food Products - 0.2%
Amplify Snack Brands, Inc. (a)(e)	325,000	3,480,750
Keurig Green Mountain, Inc.	300	15,642
		3,496,392
Household Products - 2.4%
Procter & Gamble Co.	575,000	41,365,500
Personal Products - 0.1%
Avon Products, Inc. (e)	550,000	1,787,500
TOTAL CONSUMER STAPLES		88,823,892
ENERGY - 7.7%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	300,000	4,224,000
National Oilwell Varco, Inc.	100,000	3,765,000
Oceaneering International, Inc.	87,500	3,437,000
Schlumberger Ltd.	187,500	12,931,875
		24,357,875
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	112,500	6,793,875
Apache Corp.	137,500	5,384,500
Cabot Oil & Gas Corp.	170,000	3,716,200
Cameco Corp. (e)	275,000	3,352,754
Chevron Corp.	375,000	29,580,000
Cimarex Energy Co.	12,500	1,281,000
CONSOL Energy, Inc. (e)	500,000	4,900,000
Legacy Reserves LP	33,012	135,019
Noble Energy, Inc.	50,000	1,509,000
Suncor Energy, Inc.	800,000	21,395,279
The Williams Companies, Inc.	500,000	18,425,000
Williams Partners LP	400,000	12,768,000
		109,240,627
TOTAL ENERGY		133,598,502
FINANCIALS - 22.1%
Banks - 9.4%
Bank of America Corp.	2,190,700	34,131,106
Comerica, Inc.	175,000	7,192,500
First Niagara Financial Group, Inc.	250,000	2,552,500
Huntington Bancshares, Inc.	700,000	7,420,000
JPMorgan Chase & Co.	675,000	41,154,750
KeyCorp	600,000	7,806,000
M&T Bank Corp.	50,000	6,097,500
Regions Financial Corp.	1,100,000	9,911,000
Standard Chartered PLC (United Kingdom)	475,000	4,604,508
SunTrust Banks, Inc.	375,000	14,340,000
U.S. Bancorp	350,000	14,353,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
UMB Financial Corp.	33,385	$ 1,696,292
Wells Fargo & Co.	250,000	12,837,500
		164,097,156
Capital Markets - 5.8%
Ares Capital Corp.	400,000	5,792,000
KKR & Co. LP	1,210,000	20,303,800
Morgan Stanley	700,000	22,050,000
State Street Corp.	323,600	21,749,156
The Blackstone Group LP	950,000	30,086,500
		99,981,456
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(h)	50,000	5,537,500
Insurance - 4.7%
Allied World Assur Co. Holdings AG	175,000	6,679,750
American International Group, Inc.	423,200	24,046,224
MetLife, Inc.	425,000	20,038,750
The Chubb Corp.	248,900	30,527,585
		81,292,309
Thrifts & Mortgage Finance - 1.9%
MGIC Investment Corp. (a)	500,000	4,630,000
Radian Group, Inc.	1,800,000	28,638,000
		33,268,000
TOTAL FINANCIALS		384,176,421
HEALTH CARE - 11.7%
Biotechnology - 2.7%
Alnylam Pharmaceuticals, Inc. (a)	15,000	1,205,400
Amgen, Inc.	150,000	20,748,000
Biogen, Inc. (a)	25,000	7,295,250
Clovis Oncology, Inc. (a)	20,000	1,839,200
Gilead Sciences, Inc.	75,000	7,364,250
Intercept Pharmaceuticals, Inc. (a)	17,000	2,819,620
Spark Therapeutics, Inc.	45,000	1,877,850
Trevena, Inc. (a)	375,000	3,881,250
		47,030,820
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	450,000	7,384,500
Medtronic PLC	275,000	18,408,500
		25,793,000
Health Care Providers & Services - 0.5%
Express Scripts Holding Co. (a)	120,000	9,715,200
Pharmaceuticals - 7.0%
AbbVie, Inc.	200,000	10,882,000
Allergan PLC (a)	25,000	6,795,250
GlaxoSmithKline PLC sponsored ADR	500,000	19,225,000
Jazz Pharmaceuticals PLC (a)	80,000	10,624,800
Johnson & Johnson	450,000	42,007,500

	Shares	Value
Merck & Co., Inc.	175,000	$ 8,643,250
Pfizer, Inc.	250,000	7,852,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	205,000	11,574,300
TherapeuticsMD, Inc. (a)	575,000	3,369,500
		120,974,100
TOTAL HEALTH CARE		203,513,120
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
BWX Technologies, Inc.	135,000	3,558,600
The Boeing Co.	150,000	19,642,500
United Technologies Corp.	175,000	15,573,250
		38,774,350
Air Freight & Logistics - 2.4%
FedEx Corp.	70,000	10,078,600
PostNL NV (a)	2,665,600	9,704,088
United Parcel Service, Inc. Class B	220,000	21,711,800
		41,494,488
Airlines - 0.2%
Copa Holdings SA Class A	75,000	3,144,750
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	300,000	11,229,000
Electrical Equipment - 0.8%
AMETEK, Inc.	100,000	5,232,000
Babcock & Wilcox Enterprises, Inc. (a)	75,000	1,260,000
Eaton Corp. PLC	162,500	8,336,250
		14,828,250
Industrial Conglomerates - 2.9%
General Electric Co.	2,000,000	50,440,000
Machinery - 0.7%
Cummins, Inc.	50,000	5,429,000
Deere & Co.	34,100	2,523,400
Joy Global, Inc. (e)	100,000	1,493,000
Rational AG	5,000	1,997,073
		11,442,473
Professional Services - 0.4%
Acacia Research Corp.	685,000	6,219,800
Road & Rail - 0.8%
CSX Corp.	200,000	5,380,000
J.B. Hunt Transport Services, Inc.	125,000	8,925,000
		14,305,000
TOTAL INDUSTRIALS		191,878,111
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 3.8%
Cisco Systems, Inc.	1,400,000	$ 36,750,000
QUALCOMM, Inc.	550,000	29,551,500
		66,301,500
Electronic Equipment & Components - 0.8%
Hitachi Ltd.	1,100,000	5,550,633
Littelfuse, Inc.	25,000	2,278,750
TE Connectivity Ltd.	112,500	6,737,625
		14,567,008
Internet Software & Services - 4.7%
Facebook, Inc. Class A (a)	150,000	13,485,000
Google, Inc. Class C	87,529	53,254,396
Twitter, Inc. (a)	112,500	3,030,750
Yahoo!, Inc. (a)	400,000	11,564,000
		81,334,146
IT Services - 5.5%
IBM Corp.	286,300	41,504,911
MasterCard, Inc. Class A	150,000	13,518,000
Paychex, Inc.	150,000	7,144,500
PayPal Holdings, Inc. (a)	150,000	4,656,000
Visa, Inc. Class A	398,200	27,738,612
		94,562,023
Semiconductors & Semiconductor Equipment - 1.4%
Altera Corp.	100,000	5,008,000
Applied Materials, Inc.	300,000	4,407,000
Broadcom Corp. Class A	275,000	14,143,250
		23,558,250
Software - 0.8%
Microsoft Corp.	200,000	8,852,000
Oracle Corp.	150,000	5,418,000
		14,270,000
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	475,000	52,392,500
EMC Corp.	1,225,000	29,596,000
First Data Holdings, Inc. Class B (a)(h)	2,164,642	9,870,768
		91,859,268
TOTAL INFORMATION TECHNOLOGY		386,452,195
MATERIALS - 3.5%
Chemicals - 2.1%
Airgas, Inc.	45,000	4,019,850
LyondellBasell Industries NV Class A	100,000	8,336,000
Monsanto Co.	200,000	17,068,000

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	300,000	$ 6,166,354
Tronox Ltd. Class A	245,700	1,073,709
		36,663,913
Containers & Packaging - 1.2%
AEP Industries, Inc. (a)	119,980	6,878,453
WestRock Co.	249,998	12,859,897
		19,738,350
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	400,000	3,876,000
TOTAL MATERIALS		60,278,263
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	450,000	14,661,000
Verizon Communications, Inc.	900,000	39,159,000
		53,820,000
UTILITIES - 3.0%
Electric Utilities - 2.8%
Entergy Corp.	100,000	6,510,000
Exelon Corp.	675,000	20,047,500
PPL Corp.	200,000	6,578,000
Southern Co.	325,000	14,527,500
		47,663,000
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	175,000	3,617,250
TOTAL UTILITIES		51,280,250
TOTAL COMMON STOCKS (Cost $1,689,214,748)		1,723,861,434
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	65,160	32,339
Series D (a)(h)	20,764	10,305
		42,644
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $878,142)		42,644
Convertible Bonds - 0.2%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 2,000,000	1,800,440
Convertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17 (d)	$ 10,000,000	$ 1,800,000
TOTAL CONVERTIBLE BONDS (Cost $4,673,922)		3,600,440
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	28,034,169	28,034,169
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	23,110,925	23,110,925
TOTAL MONEY MARKET FUNDS (Cost $51,145,094)		51,145,094
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,745,911,906)		1,778,649,612
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(42,567,831)
NET ASSETS - 100%		$ 1,736,081,781
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.
(g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,469,311 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,658,568
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
NJOY, Inc. Series D	2/14/14	$ 351,454
Tory Burch LLC unit	5/14/15	$ 5,014,345
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,442
Fidelity Securities Lending Cash Central Fund	504,813
Total	$ 577,255
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,083,324	$ 156,022,281	$ -	$ 14,061,043
Consumer Staples	88,823,892	88,823,892	-	-
Energy	133,598,502	133,598,502	-	-
Financials	384,176,421	378,638,921	-	5,537,500
Health Care	203,513,120	203,513,120	-	-
Industrials	191,878,111	191,878,111	-	-
Information Technology	386,452,195	371,030,794	5,550,633	9,870,768
Materials	60,278,263	60,278,263	-	-
Telecommunication Services	53,820,000	53,820,000	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Utilities	$ 51,280,250	$ 51,280,250	$ -	$ -
Corporate Bonds	3,600,440	-	3,600,440	-
Money Market Funds	51,145,094	51,145,094	-	-
Total Investments in Securities:	$ 1,778,649,612	$ 1,740,029,228	$ 9,151,073	$ 29,469,311
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 24,066,374
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	388,592
Cost of Purchases	5,014,345
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 29,469,311
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$ 388,592

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Ireland	2.6%
United Kingdom	2.1%
Canada	1.7%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $22,707,034) - See accompanying schedule: Unaffiliated issuers (cost $1,694,766,812)	$ 1,727,504,518
Fidelity Central Funds (cost $51,145,094)	51,145,094
Total Investments (cost $1,745,911,906)		$ 1,778,649,612
Receivable for investments sold		51,509,704
Receivable for fund shares sold		343,514
Dividends receivable		2,472,888
Interest receivable		35,667
Distributions receivable from Fidelity Central Funds		13,639
Prepaid expenses		6,196
Other receivables		81,761
Total assets		1,833,112,981

Liabilities
Payable for investments purchased	$ 71,959,882
Payable for fund shares redeemed	1,039,141
Accrued management fee	621,145
Distribution and service plan fees payable	77,834
Other affiliated payables	108,283
Other payables and accrued expenses	113,990
Collateral on securities loaned, at value	23,110,925
Total liabilities		97,031,200

Net Assets		$ 1,736,081,781
Net Assets consist of:
Paid in capital		$ 1,579,111,901
Undistributed net investment income		19,928,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		104,297,059
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,744,173
Net Assets		$ 1,736,081,781

Statement of Assets and Liabilities - continued

September 30, 2015

Class O:
Net Asset Value, offering price and redemption price per share ($1,426,230,485 ÷ 67,789,857 shares)	$ 21.04

Class A:
Net Asset Value and redemption price per share ($212,181,176 ÷ 10,324,989 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T:
Net Asset Value and redemption price per share ($29,481,821 ÷ 1,446,852 shares)	$ 20.38

Maximum offering price per share (100/96.50 of $20.38)	$ 21.12
Class B:
Net Asset Value and offering price per share ($466,557 ÷ 23,052 shares)A	$ 20.24

Class C:
Net Asset Value and offering price per share ($22,879,253 ÷ 1,148,081 shares)A	$ 19.93

Class I:
Net Asset Value, offering price and redemption price per share ($44,759,792 ÷ 2,070,782 shares)	$ 21.61

Class Z:
Net Asset Value, offering price and redemption price per share ($82,697 ÷ 3,852 shares)	$ 21.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015

Investment Income
Dividends		$ 45,324,015
Interest		533,922
Income from Fidelity Central Funds		577,255
Total income		46,435,192

Expenses
Management fee	$ 8,857,835
Transfer agent fees	1,221,125
Distribution and service plan fees	976,788
Accounting and security lending fees	643,755
Custodian fees and expenses	41,523
Independent trustees' compensation	9,333
Depreciation in deferred trustee compensation account.	(176)
Registration fees	117,787
Audit	73,292
Legal	11,675
Interest	1,504
Miscellaneous	15,673
Total expenses before reductions	11,970,114
Expense reductions	(100,537)	11,869,577
Net investment income (loss)		34,565,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,089,387
Foreign currency transactions	(79,293)
Futures contracts	1,325,007
Total net realized gain (loss)		125,335,101
Change in net unrealized appreciation (depreciation) on: Investment securities	(268,828,533)
Assets and liabilities in foreign currencies	8,432
Total change in net unrealized appreciation (depreciation)		(268,820,101)
Net gain (loss)		(143,485,000)
Net increase (decrease) in net assets resulting from operations		$ (108,919,385)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,565,615	$ 35,756,394
Net realized gain (loss)	125,335,101	318,024,781
Change in net unrealized appreciation (depreciation)	(268,820,101)	5,055,935
Net increase (decrease) in net assets resulting from operations	(108,919,385)	358,837,110
Distributions to shareholders from net investment income	(25,946,174)	(25,125,057)
Distributions to shareholders from net realized gain	(172,571,626)	(5,875,523)
Total distributions	(198,517,800)	(31,000,580)
Share transactions - net increase (decrease)	(112,378,825)	(249,067,671)
Total increase (decrease) in net assets	(419,816,010)	78,768,859

Net Assets
Beginning of period	2,155,897,791	2,077,128,932
End of period (including undistributed net investment income of $19,928,648 and undistributed net investment income of $18,255,754, respectively)	$1,736,081,781	$ 2,155,897,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.63	$ 21.17	$ 17.53	$ 13.33	$ 13.55
Income from Investment Operations
Net investment income (loss) C	.40	.40	.32	.24	.18
Net realized and unrealized gain (loss)	(1.71)	3.39	3.64	4.19	(.20)
Total from investment operations	(1.31)	3.79	3.96	4.43	(.02)
Distributions from net investment income	(.31)	(.27)	(.29)	(.20)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.28)	(.33)	(.32)	(.23)	(.20) G
Net asset value, end of period	$ 21.04	$ 24.63	$ 21.17	$ 17.53	$ 13.33
Total ReturnA, B	(5.92)%	18.08%	23.05%	33.55%	(.32)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.50%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.49%	.51%	.50%
Net investment income (loss)	1.70%	1.69%	1.68%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,426,230	$ 1,866,810	$ 1,622,353	$ 1,515,727	$ 1,268,316
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 20.75	$ 17.18	$ 13.07	$ 13.28
Income from Investment Operations
Net investment income (loss) D	.31	.32	.26	.19	.13
Net realized and unrealized gain (loss)	(1.67)	3.33	3.58	4.10	(.20)
Total from investment operations	(1.36)	3.65	3.84	4.29	(.07)
Distributions from net investment income	(.24)	(.21)	(.24)	(.15)	(.10)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.21)	(.28) H	(.27)	(.18)	(.14)
Net asset value, end of period	$ 20.55	$ 24.12	$ 20.75	$ 17.18	$ 13.07
Total ReturnA, B, C	(6.25)%	17.71%	22.73%	33.06%	(.62)%
Ratios to Average Net AssetsE, G
Expenses before reductions	.83%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.82%	.81%	.81%	.84%	.85%
Net investment income (loss)	1.37%	1.38%	1.37%	1.20%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,181	$ 209,737	$ 153,940	$ 127,100	$ 98,808
Portfolio turnover rateF	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 20.61	$ 17.08	$ 12.99	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.22	.21	.17	.12	.06
Net realized and unrealized gain (loss)	(1.66)	3.32	3.56	4.08	(.19)
Total from investment operations	(1.44)	3.53	3.73	4.20	(.13)
Distributions from net investment income	(.17)	(.13)	(.17)	(.08)	(.05)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.13) G	(.19)	(.20)	(.11)	(.09)
Net asset value, end of period	$ 20.38	$ 23.95	$ 20.61	$ 17.08	$ 12.99
Total ReturnA, B	(6.62)%	17.21%	22.11%	32.46%	(1.05)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of fee waivers, if any	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of all reductions	1.23%	1.27%	1.27%	1.28%	1.28%
Net investment income (loss)	.97%	.92%	.91%	.76%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,482	$ 23,443	$ 22,903	$ 14,874	$ 11,251
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.13 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.76	$ 20.41	$ 16.87	$ 12.82	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.64)	3.29	3.53	4.04	(.19)
Total from investment operations	(1.54)	3.39	3.61	4.08	(.20)
Distributions from net investment income	(.01)	-	(.04)	-G	-
Distributions from net realized gain	(1.97)	(.04)	(.03)	(.03)	(.02)
Total distributions	(1.98)	(.04)	(.07)	(.03)	(.02)
Net asset value, end of period	$ 20.24	$ 23.76	$ 20.41	$ 16.87	$ 12.82
Total ReturnA, B	(7.10)%	16.60%	21.52%	31.87%	(1.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of fee waivers, if any	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.44%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 467	$ 682	$ 705	$ 826	$ 776
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.28	$ 16.83	$ 12.81	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.62)	3.26	3.51	4.04	(.19)
Total from investment operations	(1.52)	3.36	3.59	4.08	(.20)
Distributions from net investment income	(.08)	(.09)	(.11)	(.03)	-
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.03)
Total distributions	(2.04) G	(.15)	(.14)	(.06)	(.03)
Net asset value, end of period	$ 19.93	$ 23.49	$ 20.28	$ 16.83	$ 12.81
Total ReturnA, B	(7.09)%	16.62%	21.52%	31.89%	(1.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.45%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,879	$ 22,094	$ 11,119	$ 4,775	$ 3,030
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.04 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 17.84	$ 13.58	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.38	.35	.29	.21	.15
Net realized and unrealized gain (loss)	(1.77)	3.49	3.72	4.26	(.20)
Total from investment operations	(1.39)	3.84	4.01	4.47	(.05)
Distributions from net investment income	(.14)	(.23)	(.26)	(.18)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.10) F	(.30) G	(.29)	(.21)	(.19)
Net asset value, end of period	$ 21.61	$ 25.10	$ 21.56	$ 17.84	$ 13.58
Total ReturnA	(6.06)%	17.93%	22.82%	33.17%	(.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.65%	.68%	.71%	.75%	.74%
Expenses net of fee waivers, if any	.64%	.68%	.71%	.75%	.74%
Expenses net of all reductions	.63%	.67%	.70%	.75%	.73%
Net investment income (loss)	1.56%	1.52%	1.48%	1.29%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,760	$ 33,013	$ 266,008	$ 223,854	$ 179,641
Portfolio turnover rateD	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.10 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.965 per share.

G Total distributions of $.30 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 21.56	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.41	.40	.04
Net realized and unrealized gain (loss)	(1.76)	3.47	.08
Total from investment operations	(1.35)	3.87	.12
Distributions from net investment income	(.31)	(.27)	-
Distributions from net realized gain	(1.97)	(.06)	-
Total distributions	(2.27) I	(.34) J	-
Net asset value, end of period	$ 21.47	$ 25.09	$ 21.56
Total ReturnB, C	(5.94)%	18.10%	.56%
Ratios to Average Net AssetsE, H
Expenses before reductions	.51%	.51%	.52%A
Expenses net of fee waivers, if any	.51%	.51%	.52%A
Expenses net of all reductions	.51%	.51%	.50%A
Net investment income (loss)	1.69%	1.68%	1.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 119	$ 101
Portfolio turnover rateF	53%	55%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.27 per share is comprised of distributions from net investment income of $.309 and distributions from net realized gain of $1.965 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Class I (formerly Institutional Class) and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 29,469,311	Discount rate	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.50 - $71.15 / $70.55	Increase
		Market comparable	EV/EBITDA multiple	8.4 - 10.1 / 9.1	Increase
			Discount for lack of marketability	15.0%	Decrease
			Discount rate	15.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures contracts, partnerships, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 243,030,626
Gross unrealized depreciation	(214,768,201)
Net unrealized appreciation (depreciation) on securities	$ 28,262,425
Tax Cost	$ 1,750,387,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,540,563
Undistributed long-term capital gain	$ 92,227,976
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,268,892

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 25,946,174	$ 31,000,580
Long-term Capital Gains	172,571,626	-
Total	$ 198,517,800	$ 31,000,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fund recognized net realized gain (loss) of $1,325,007 related to investments in futures contracts. This amount is included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,078,186,042 and $1,276,868,552, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 563,706	$ 14,401
Class T	.25%	.25%	154,228	1,020
Class B	.75%	.25%	6,173	4,648
Class C	.75%	.25%	252,681	84,879
			$ 976,788	$ 104,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 46,189
Class T	9,026
Class B*	171
Class C*	6,758
$ 62,144

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Class I and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 717,618.04
Class A	261,206.12
Class T	83,370.27
Class B	1,861.30
Class C	73,563.29
Class I	83,456.18
Class Z	51.05
	$ 1,221,125

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,428 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 73,832,000.37%		$ 1,504

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $169,730.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $504,813, including $10,168 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,243 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,307 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 3,023
Class A	1,612
Class T	298
Class B	1
Class C	253
Class I	3,800
$ 8,987

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 23,240,677	$ 20,292,162
Class A	2,228,099	1,695,781
Class T	185,875	135,608
Class B	286	-
Class C	80,262	52,602
Class I	209,650	2,947,631
Class Z	1,325	1,273
Total	$ 25,946,174	$ 25,125,057
From net realized gain
Class O	$ 147,315,868	$ 4,844,120
Class A	18,017,348	536,822
Class T	2,213,599	63,347
Class B	56,242	1,072
Class C	1,996,392	50,345
Class I	2,963,753	379,516
Class Z	8,424	301
Total	$ 172,571,626	$ 5,875,523

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	2,287,530	6,208,263	$ 53,641,943	$ 147,701,200
Reinvestment of distributions	6,840,387	990,107	153,635,091	22,079,128
Shares redeemed	(17,121,478)	(8,041,994)	(390,687,724)	(188,558,417)
Net increase (decrease)	(7,993,561)	(843,624)	$ (183,410,690)	$ (18,778,089)
Class A
Shares sold	3,109,762	2,532,698	$ 72,097,550	$ 57,537,080
Reinvestment of distributions	911,032	97,921	20,033,590	2,152,552
Shares redeemed	(2,391,662)	(1,354,861)	(54,542,127)	(31,107,890)
Net increase (decrease)	1,629,132	1,275,758	$ 37,589,013	$ 28,581,742
Class T
Shares sold	734,570	491,974	$ 16,881,464	$ 11,365,600
Reinvestment of distributions	97,386	8,484	2,130,797	186,233
Shares redeemed	(364,096)	(632,605)	(8,173,269)	(13,745,072)
Net increase (decrease)	467,860	(132,147)	$ 10,838,992	$ (2,193,239)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class B
Shares sold	3,301	8,702	$ 77,862	$ 196,288
Reinvestment of distributions	2,423	41	52,867	1,000
Shares redeemed	(11,358)	(14,591)	(258,989)	(321,642)
Net increase (decrease)	(5,634)	(5,848)	$ (128,260)	$ (124,354)
Class C
Shares sold	407,214	583,896	$ 9,151,851	$ 13,207,548
Reinvestment of distributions	86,086	4,345	1,849,987	95,646
Shares redeemed	(285,644)	(196,005)	(6,367,594)	(4,414,141)
Net increase (decrease)	207,656	392,236	$ 4,634,244	$ 8,889,053
Class I
Shares sold	1,334,628	1,125,237	$ 32,026,397	$ 26,600,079
Reinvestment of distributions	131,239	145,882	3,031,625	3,273,561
Shares redeemed	(710,295)	(12,293,029)	(16,937,834)	(295,317,998)
Net increase (decrease)	755,572	(11,021,910)	$ 18,120,188	$ (265,444,358)
Class Z
Shares sold	1	-	$ 26	$ -
Reinvestment of distributions	425	69	9,749	1,574
Shares redeemed	(1,307)	-	(32,087)	-
Net increase (decrease)	(881)	69	$ (22,312)	$ 1,574

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015 $104,878,751, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of the amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

Contents Performance: The Bottom Line Management's Discussion of Fund Performance Shareholder Expense Example Investment Changes (Unaudited) Investments September 30, 2015 Financial Statements Notes to Financial Statements Report of Independent Registered Public Accounting Firm Trustees and Officers Distributions (Unaudited) Board Approval of Investment Advisory Contracts and Management Fees

Fidelity® Destiny® Portfolios:
Fidelity Advisor®

Diversified Stock Fund -

Class O

Annual Report

September 30, 2015

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2015 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended September 30, 2015	Past 1 year	Past 5 years	Past 10 years
Class O	-5.92%	12.72%	6.80%
$50/month 15-Year Plan A	-55.03%	8.65%	5.41%

A The figures provided for a "$50/month 15-year Plan" illustrate the class' performance adjusted to reflect custodian fees and sales charges assessed by the Plans. The maximum creation and sales charges for the Plan is 50% of the first 12 investments in the Plan, and 5.7% on each subsequent investment thereafter, and a Custodian Fee of up to $1.50 per investment. Actual fees and charges will vary by Plan and investment amount. The illustration assumes an initial investment at the beginning of each period shown and does not reflect what investors would have earned had they made regular monthly investments over the period. Investors should consult the Plans' prospectus for more complete information on the impact of the separate charges and fees applicable to each Plan.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified Stock Fund - Class O on September 30, 2005. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. stocks lost ground for the 12 months ending September 30, 2015, mainly due to a steep decline in August on concern over slowing global economic growth emanating from China and its potential effect on corporate profits. Uncertainty as to when and at what pace the U.S. Federal Reserve might raise the federal funds target rate added to the volatility. The large-cap S&P 500® index returned -0.61% for the period, with value stocks within the index significantly lagging growth stocks. In comparison, the growth-oriented Nasdaq Composite Index® gained 4.00%, while the small-cap Russell 2000® Index added 1.25%. Among sectors in the S&P 500, energy performed worst by far, returning about -30% in an environment of declining commodity prices that also hit materials (-18%). Industrials (-4%) was caught up in the commodities downdraft as well, and was hurt late in the period by currency devaluations among U.S.-export destinations. Telecommunication services (-8%) faced competitive pricing pressure, especially among wireless carriers. Conversely, utilities (+7%), typically viewed as a safe haven in uncertain times, led all sectors to the upside. At period end, investors remained focused on the potential global implications of a relatively stronger U.S. dollar and whether China's economic slowdown might spread far beyond its borders.

Comments from Portfolio Manager James Morrow: For the year, the fund's share classes (excluding sales charges, if applicable) significantly trailed the benchmark S&P 500® index. Market conditions provided a big performance headwind the past year, as value-oriented stocks continued to lag their growth-oriented counterparts - a poor fit for my investment approach, given that we tend to hold more securities at the value end of the large-cap spectrum. Relative to the benchmark, the fund was hurt the most by poor stock picking in the energy sector, especially CONSOL Energy, a producer of coal and natural gas. The fund also was hampered by positions in energy producers Suncor Energy and Chevron, both of which were hurt by low prices for the natural resource, while Canada-based Suncor, an out-of-benchmark name, was weighed down by a stronger U.S. dollar. Despite the multiple challenges we saw in energy, the fund did benefit from not owning certain large benchmark components that similarly struggled, including integrated energy companies Exxon Mobil and ConocoPhillips. Security selection in the consumer staples, consumer discretionary, materials and industrials groups also meaningfully detracted. On the positive side, my choices and an overweighting in financials added value. Within this group, the fund benefited from a position in Chubb, a provider of property and casualty insurance that was acquired for a significant premium.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including Destiny Plan Creation and Sales Charges on purchases of Class O and certain purchases of Class A, sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During PeriodC April 1, 2015 to September 30, 2015
Class O	.49%
Actual		$ 1,000.00	$ 908.50	$ 2.34
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48
Class A	.82%
Actual		$ 1,000.00	$ 906.90	$ 3.92
HypotheticalA		$ 1,000.00	$ 1,020.96	$ 4.15
Class T	1.22%
Actual		$ 1,000.00	$ 905.40	$ 5.83
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.17
Class B	1.76%
Actual		$ 1,000.00	$ 902.80	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class C	1.76%
Actual		$ 1,000.00	$ 903.00	$ 8.40
HypotheticalA		$ 1,000.00	$ 1,016.24	$ 8.90
Class I	.63%
Actual		$ 1,000.00	$ 908.00	$ 3.01
HypotheticalA		$ 1,000.00	$ 1,021.91	$ 3.19
Class Z	.51%
Actual		$ 1,000.00	$ 908.60	$ 2.44
HypotheticalA		$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class C	3.1	3.2
Apple, Inc.	3.0	2.4
General Electric Co.	2.9	2.1
Johnson & Johnson	2.4	2.2
IBM Corp.	2.4	2.1
Procter & Gamble Co.	2.4	2.0
JPMorgan Chase & Co.	2.4	2.0
Verizon Communications, Inc.	2.3	2.2
Cisco Systems, Inc.	2.1	1.9
Bank of America Corp.	2.0	1.2
	25.0
Top Five Market Sectors as of September 30, 2015
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.4	23.4
Financials	22.1	19.8
Health Care	11.7	10.9
Industrials	11.0	11.4
Consumer Discretionary	9.8	11.6
Asset Allocation (% of fund's net assets)
As of September 30, 2015*		As of March 31, 2015**
	Stocks 99.3%		Stocks 96.4%
	Convertible Securities 0.2%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets (Liabilities) 0.5%		Short-Term Investments and Net Other Assets (Liabilities) 3.4%
* Foreign investments	10.7%	** Foreign investments	11.3%

Annual Report

Investments September 30, 2015

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Automobiles - 0.5%
General Motors Co.	300,000	$ 9,006,000
Hotels, Restaurants & Leisure - 0.9%
El Pollo Loco Holdings, Inc. (a)(e)	100,000	1,078,000
McDonald's Corp.	50,000	4,926,500
Noodles & Co. (a)	150,000	2,124,000
Yum! Brands, Inc.	100,000	7,995,000
		16,123,500
Household Durables - 1.3%
Jarden Corp. (a)	75,000	3,666,000
KB Home (e)	475,000	6,436,250
Taylor Morrison Home Corp. (a)	349,953	6,530,123
Tupperware Brands Corp.	125,000	6,186,250
		22,818,623
Leisure Products - 1.2%
Brunswick Corp.	225,000	10,775,250
New Academy Holding Co. LLC unit (a)(g)(h)	60,000	8,992,200
		19,767,450
Media - 2.6%
Comcast Corp. Class A	474,500	26,989,560
Time Warner, Inc.	100,000	6,875,000
Viacom, Inc. Class B (non-vtg.)	275,000	11,866,250
		45,730,810
Multiline Retail - 1.7%
Dollar General Corp.	100,000	7,244,000
Target Corp.	286,300	22,520,358
		29,764,358
Specialty Retail - 1.1%
Cabela's, Inc. Class A (a)(e)	90,000	4,104,000
GNC Holdings, Inc.	100,000	4,042,000
Lumber Liquidators Holdings, Inc. (a)(e)	150,000	1,971,000
Stage Stores, Inc. (e)	350,000	3,444,000
TJX Companies, Inc.	75,000	5,356,500
		18,917,500
Textiles, Apparel & Luxury Goods - 0.5%
Arezzo Industria e Comercio SA	575,000	2,886,240
Tory Burch LLC unit (f)(h)	70,274	5,026,199
		7,912,439
TOTAL CONSUMER DISCRETIONARY		170,040,680
CONSUMER STAPLES - 5.1%
Beverages - 0.8%
Diageo PLC sponsored ADR	75,000	8,084,250
Molson Coors Brewing Co. Class B	65,000	5,396,300
		13,480,550

	Shares	Value
Food & Staples Retailing - 1.6%
CVS Health Corp.	240,000	$ 23,155,200
Whole Foods Market, Inc.	175,000	5,538,750
		28,693,950
Food Products - 0.2%
Amplify Snack Brands, Inc. (a)(e)	325,000	3,480,750
Keurig Green Mountain, Inc.	300	15,642
		3,496,392
Household Products - 2.4%
Procter & Gamble Co.	575,000	41,365,500
Personal Products - 0.1%
Avon Products, Inc. (e)	550,000	1,787,500
TOTAL CONSUMER STAPLES		88,823,892
ENERGY - 7.7%
Energy Equipment & Services - 1.4%
Ensco PLC Class A	300,000	4,224,000
National Oilwell Varco, Inc.	100,000	3,765,000
Oceaneering International, Inc.	87,500	3,437,000
Schlumberger Ltd.	187,500	12,931,875
		24,357,875
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	112,500	6,793,875
Apache Corp.	137,500	5,384,500
Cabot Oil & Gas Corp.	170,000	3,716,200
Cameco Corp. (e)	275,000	3,352,754
Chevron Corp.	375,000	29,580,000
Cimarex Energy Co.	12,500	1,281,000
CONSOL Energy, Inc. (e)	500,000	4,900,000
Legacy Reserves LP	33,012	135,019
Noble Energy, Inc.	50,000	1,509,000
Suncor Energy, Inc.	800,000	21,395,279
The Williams Companies, Inc.	500,000	18,425,000
Williams Partners LP	400,000	12,768,000
		109,240,627
TOTAL ENERGY		133,598,502
FINANCIALS - 22.1%
Banks - 9.4%
Bank of America Corp.	2,190,700	34,131,106
Comerica, Inc.	175,000	7,192,500
First Niagara Financial Group, Inc.	250,000	2,552,500
Huntington Bancshares, Inc.	700,000	7,420,000
JPMorgan Chase & Co.	675,000	41,154,750
KeyCorp	600,000	7,806,000
M&T Bank Corp.	50,000	6,097,500
Regions Financial Corp.	1,100,000	9,911,000
Standard Chartered PLC (United Kingdom)	475,000	4,604,508
SunTrust Banks, Inc.	375,000	14,340,000
U.S. Bancorp	350,000	14,353,500
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Banks - continued
UMB Financial Corp.	33,385	$ 1,696,292
Wells Fargo & Co.	250,000	12,837,500
		164,097,156
Capital Markets - 5.8%
Ares Capital Corp.	400,000	5,792,000
KKR & Co. LP	1,210,000	20,303,800
Morgan Stanley	700,000	22,050,000
State Street Corp.	323,600	21,749,156
The Blackstone Group LP	950,000	30,086,500
		99,981,456
Diversified Financial Services - 0.3%
KKR Renaissance Co-Invest LP unit (a)(h)	50,000	5,537,500
Insurance - 4.7%
Allied World Assur Co. Holdings AG	175,000	6,679,750
American International Group, Inc.	423,200	24,046,224
MetLife, Inc.	425,000	20,038,750
The Chubb Corp.	248,900	30,527,585
		81,292,309
Thrifts & Mortgage Finance - 1.9%
MGIC Investment Corp. (a)	500,000	4,630,000
Radian Group, Inc.	1,800,000	28,638,000
		33,268,000
TOTAL FINANCIALS		384,176,421
HEALTH CARE - 11.7%
Biotechnology - 2.7%
Alnylam Pharmaceuticals, Inc. (a)	15,000	1,205,400
Amgen, Inc.	150,000	20,748,000
Biogen, Inc. (a)	25,000	7,295,250
Clovis Oncology, Inc. (a)	20,000	1,839,200
Gilead Sciences, Inc.	75,000	7,364,250
Intercept Pharmaceuticals, Inc. (a)	17,000	2,819,620
Spark Therapeutics, Inc.	45,000	1,877,850
Trevena, Inc. (a)	375,000	3,881,250
		47,030,820
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	450,000	7,384,500
Medtronic PLC	275,000	18,408,500
		25,793,000
Health Care Providers & Services - 0.5%
Express Scripts Holding Co. (a)	120,000	9,715,200
Pharmaceuticals - 7.0%
AbbVie, Inc.	200,000	10,882,000
Allergan PLC (a)	25,000	6,795,250
GlaxoSmithKline PLC sponsored ADR	500,000	19,225,000
Jazz Pharmaceuticals PLC (a)	80,000	10,624,800
Johnson & Johnson	450,000	42,007,500

	Shares	Value
Merck & Co., Inc.	175,000	$ 8,643,250
Pfizer, Inc.	250,000	7,852,500
Teva Pharmaceutical Industries Ltd. sponsored ADR	205,000	11,574,300
TherapeuticsMD, Inc. (a)	575,000	3,369,500
		120,974,100
TOTAL HEALTH CARE		203,513,120
INDUSTRIALS - 11.0%
Aerospace & Defense - 2.2%
BWX Technologies, Inc.	135,000	3,558,600
The Boeing Co.	150,000	19,642,500
United Technologies Corp.	175,000	15,573,250
		38,774,350
Air Freight & Logistics - 2.4%
FedEx Corp.	70,000	10,078,600
PostNL NV (a)	2,665,600	9,704,088
United Parcel Service, Inc. Class B	220,000	21,711,800
		41,494,488
Airlines - 0.2%
Copa Holdings SA Class A	75,000	3,144,750
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	300,000	11,229,000
Electrical Equipment - 0.8%
AMETEK, Inc.	100,000	5,232,000
Babcock & Wilcox Enterprises, Inc. (a)	75,000	1,260,000
Eaton Corp. PLC	162,500	8,336,250
		14,828,250
Industrial Conglomerates - 2.9%
General Electric Co.	2,000,000	50,440,000
Machinery - 0.7%
Cummins, Inc.	50,000	5,429,000
Deere & Co.	34,100	2,523,400
Joy Global, Inc. (e)	100,000	1,493,000
Rational AG	5,000	1,997,073
		11,442,473
Professional Services - 0.4%
Acacia Research Corp.	685,000	6,219,800
Road & Rail - 0.8%
CSX Corp.	200,000	5,380,000
J.B. Hunt Transport Services, Inc.	125,000	8,925,000
		14,305,000
TOTAL INDUSTRIALS		191,878,111
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 22.3%
Communications Equipment - 3.8%
Cisco Systems, Inc.	1,400,000	$ 36,750,000
QUALCOMM, Inc.	550,000	29,551,500
		66,301,500
Electronic Equipment & Components - 0.8%
Hitachi Ltd.	1,100,000	5,550,633
Littelfuse, Inc.	25,000	2,278,750
TE Connectivity Ltd.	112,500	6,737,625
		14,567,008
Internet Software & Services - 4.7%
Facebook, Inc. Class A (a)	150,000	13,485,000
Google, Inc. Class C	87,529	53,254,396
Twitter, Inc. (a)	112,500	3,030,750
Yahoo!, Inc. (a)	400,000	11,564,000
		81,334,146
IT Services - 5.5%
IBM Corp.	286,300	41,504,911
MasterCard, Inc. Class A	150,000	13,518,000
Paychex, Inc.	150,000	7,144,500
PayPal Holdings, Inc. (a)	150,000	4,656,000
Visa, Inc. Class A	398,200	27,738,612
		94,562,023
Semiconductors & Semiconductor Equipment - 1.4%
Altera Corp.	100,000	5,008,000
Applied Materials, Inc.	300,000	4,407,000
Broadcom Corp. Class A	275,000	14,143,250
		23,558,250
Software - 0.8%
Microsoft Corp.	200,000	8,852,000
Oracle Corp.	150,000	5,418,000
		14,270,000
Technology Hardware, Storage & Peripherals - 5.3%
Apple, Inc.	475,000	52,392,500
EMC Corp.	1,225,000	29,596,000
First Data Holdings, Inc. Class B (a)(h)	2,164,642	9,870,768
		91,859,268
TOTAL INFORMATION TECHNOLOGY		386,452,195
MATERIALS - 3.5%
Chemicals - 2.1%
Airgas, Inc.	45,000	4,019,850
LyondellBasell Industries NV Class A	100,000	8,336,000
Monsanto Co.	200,000	17,068,000

	Shares	Value
Potash Corp. of Saskatchewan, Inc.	300,000	$ 6,166,354
Tronox Ltd. Class A	245,700	1,073,709
		36,663,913
Containers & Packaging - 1.2%
AEP Industries, Inc. (a)	119,980	6,878,453
WestRock Co.	249,998	12,859,897
		19,738,350
Metals & Mining - 0.2%
Freeport-McMoRan, Inc.	400,000	3,876,000
TOTAL MATERIALS		60,278,263
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	450,000	14,661,000
Verizon Communications, Inc.	900,000	39,159,000
		53,820,000
UTILITIES - 3.0%
Electric Utilities - 2.8%
Entergy Corp.	100,000	6,510,000
Exelon Corp.	675,000	20,047,500
PPL Corp.	200,000	6,578,000
Southern Co.	325,000	14,527,500
		47,663,000
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	175,000	3,617,250
TOTAL UTILITIES		51,280,250
TOTAL COMMON STOCKS (Cost $1,689,214,748)		1,723,861,434
Convertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Leisure Products - 0.0%
NJOY, Inc.:
Series C (a)(h)	65,160	32,339
Series D (a)(h)	20,764	10,305
		42,644
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $878,142)		42,644
Convertible Bonds - 0.2%
	Principal Amount
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Amyris, Inc. 3% 2/27/17	$ 2,000,000	1,800,440
Convertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
GT Advanced Technologies, Inc. 3% 10/1/17 (d)	$ 10,000,000	$ 1,800,000
TOTAL CONVERTIBLE BONDS (Cost $4,673,922)		3,600,440
Money Market Funds - 3.0%
	Shares
Fidelity Cash Central Fund, 0.18% (b)	28,034,169	28,034,169
Fidelity Securities Lending Cash Central Fund, 0.20% (b)(c)	23,110,925	23,110,925
TOTAL MONEY MARKET FUNDS (Cost $51,145,094)		51,145,094
TOTAL INVESTMENT PORTFOLIO - 102.5% (Cost $1,745,911,906)		1,778,649,612
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(42,567,831)
NET ASSETS - 100%		$ 1,736,081,781
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Non-income producing - Security is in default.
(e) Security or a portion of the security is on loan at period end.
(f) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.
(g) Investment is owned by an entity that is treated as a U.S. Corporation for tax purposes in which the Fund holds a percentage ownership.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,469,311 or 1.7% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
First Data Holdings, Inc. Class B	6/26/14	$ 8,658,568
KKR Renaissance Co-Invest LP unit	7/25/13	$ 5,275,000
New Academy Holding Co. LLC unit	8/1/11	$ 6,324,000
NJOY, Inc. Series C	6/7/13	$ 526,688
NJOY, Inc. Series D	2/14/14	$ 351,454
Tory Burch LLC unit	5/14/15	$ 5,014,345
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 72,442
Fidelity Securities Lending Cash Central Fund	504,813
Total	$ 577,255
Other Information

The following is a summary of the inputs used, as of September 30, 2015, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 170,083,324	$ 156,022,281	$ -	$ 14,061,043
Consumer Staples	88,823,892	88,823,892	-	-
Energy	133,598,502	133,598,502	-	-
Financials	384,176,421	378,638,921	-	5,537,500
Health Care	203,513,120	203,513,120	-	-
Industrials	191,878,111	191,878,111	-	-
Information Technology	386,452,195	371,030,794	5,550,633	9,870,768
Materials	60,278,263	60,278,263	-	-
Telecommunication Services	53,820,000	53,820,000	-	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Utilities	$ 51,280,250	$ 51,280,250	$ -	$ -
Corporate Bonds	3,600,440	-	3,600,440	-
Money Market Funds	51,145,094	51,145,094	-	-
Total Investments in Securities:	$ 1,778,649,612	$ 1,740,029,228	$ 9,151,073	$ 29,469,311
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities
Beginning Balance	$ 24,066,374
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	388,592
Cost of Purchases	5,014,345
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 29,469,311
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at September 30, 2015	$ 388,592

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	89.3%
Ireland	2.6%
United Kingdom	2.1%
Canada	1.7%
Netherlands	1.1%
Others (Individually Less Than 1%)	3.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	September 30, 2015

Assets
Investment in securities, at value (including securities loaned of $22,707,034) - See accompanying schedule: Unaffiliated issuers (cost $1,694,766,812)	$ 1,727,504,518
Fidelity Central Funds (cost $51,145,094)	51,145,094
Total Investments (cost $1,745,911,906)		$ 1,778,649,612
Receivable for investments sold		51,509,704
Receivable for fund shares sold		343,514
Dividends receivable		2,472,888
Interest receivable		35,667
Distributions receivable from Fidelity Central Funds		13,639
Prepaid expenses		6,196
Other receivables		81,761
Total assets		1,833,112,981

Liabilities
Payable for investments purchased	$ 71,959,882
Payable for fund shares redeemed	1,039,141
Accrued management fee	621,145
Distribution and service plan fees payable	77,834
Other affiliated payables	108,283
Other payables and accrued expenses	113,990
Collateral on securities loaned, at value	23,110,925
Total liabilities		97,031,200

Net Assets		$ 1,736,081,781
Net Assets consist of:
Paid in capital		$ 1,579,111,901
Undistributed net investment income		19,928,648
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		104,297,059
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		32,744,173
Net Assets		$ 1,736,081,781

Statement of Assets and Liabilities - continued

September 30, 2015

Class O:
Net Asset Value, offering price and redemption price per share ($1,426,230,485 ÷ 67,789,857 shares)	$ 21.04

Class A:
Net Asset Value and redemption price per share ($212,181,176 ÷ 10,324,989 shares)	$ 20.55

Maximum offering price per share (100/94.25 of $20.55)	$ 21.80
Class T:
Net Asset Value and redemption price per share ($29,481,821 ÷ 1,446,852 shares)	$ 20.38

Maximum offering price per share (100/96.50 of $20.38)	$ 21.12
Class B:
Net Asset Value and offering price per share ($466,557 ÷ 23,052 shares)A	$ 20.24

Class C:
Net Asset Value and offering price per share ($22,879,253 ÷ 1,148,081 shares)A	$ 19.93

Class I:
Net Asset Value, offering price and redemption price per share ($44,759,792 ÷ 2,070,782 shares)	$ 21.61

Class Z:
Net Asset Value, offering price and redemption price per share ($82,697 ÷ 3,852 shares)	$ 21.47

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended September 30, 2015

Investment Income
Dividends		$ 45,324,015
Interest		533,922
Income from Fidelity Central Funds		577,255
Total income		46,435,192

Expenses
Management fee	$ 8,857,835
Transfer agent fees	1,221,125
Distribution and service plan fees	976,788
Accounting and security lending fees	643,755
Custodian fees and expenses	41,523
Independent trustees' compensation	9,333
Depreciation in deferred trustee compensation account.	(176)
Registration fees	117,787
Audit	73,292
Legal	11,675
Interest	1,504
Miscellaneous	15,673
Total expenses before reductions	11,970,114
Expense reductions	(100,537)	11,869,577
Net investment income (loss)		34,565,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	124,089,387
Foreign currency transactions	(79,293)
Futures contracts	1,325,007
Total net realized gain (loss)		125,335,101
Change in net unrealized appreciation (depreciation) on: Investment securities	(268,828,533)
Assets and liabilities in foreign currencies	8,432
Total change in net unrealized appreciation (depreciation)		(268,820,101)
Net gain (loss)		(143,485,000)
Net increase (decrease) in net assets resulting from operations		$ (108,919,385)

Statement of Changes in Net Assets

	Year ended September 30, 2015	Year ended September 30, 2014
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 34,565,615	$ 35,756,394
Net realized gain (loss)	125,335,101	318,024,781
Change in net unrealized appreciation (depreciation)	(268,820,101)	5,055,935
Net increase (decrease) in net assets resulting from operations	(108,919,385)	358,837,110
Distributions to shareholders from net investment income	(25,946,174)	(25,125,057)
Distributions to shareholders from net realized gain	(172,571,626)	(5,875,523)
Total distributions	(198,517,800)	(31,000,580)
Share transactions - net increase (decrease)	(112,378,825)	(249,067,671)
Total increase (decrease) in net assets	(419,816,010)	78,768,859

Net Assets
Beginning of period	2,155,897,791	2,077,128,932
End of period (including undistributed net investment income of $19,928,648 and undistributed net investment income of $18,255,754, respectively)	$1,736,081,781	$ 2,155,897,791

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class O

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.63	$ 21.17	$ 17.53	$ 13.33	$ 13.55
Income from Investment Operations
Net investment income (loss) C	.40	.40	.32	.24	.18
Net realized and unrealized gain (loss)	(1.71)	3.39	3.64	4.19	(.20)
Total from investment operations	(1.31)	3.79	3.96	4.43	(.02)
Distributions from net investment income	(.31)	(.27)	(.29)	(.20)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.28)	(.33)	(.32)	(.23)	(.20) G
Net asset value, end of period	$ 21.04	$ 24.63	$ 21.17	$ 17.53	$ 13.33
Total ReturnA, B	(5.92)%	18.08%	23.05%	33.55%	(.32)%
Ratios to Average Net AssetsD, F
Expenses before reductions	.50%	.51%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.49%	.51%	.50%
Net investment income (loss)	1.70%	1.69%	1.68%	1.53%	1.20%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,426,230	$ 1,866,810	$ 1,622,353	$ 1,515,727	$ 1,268,316
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.20 per share is comprised of distributions from net investment income of $.151 and distributions from net realized gain of $.044 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class A

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 24.12	$ 20.75	$ 17.18	$ 13.07	$ 13.28
Income from Investment Operations
Net investment income (loss) D	.31	.32	.26	.19	.13
Net realized and unrealized gain (loss)	(1.67)	3.33	3.58	4.10	(.20)
Total from investment operations	(1.36)	3.65	3.84	4.29	(.07)
Distributions from net investment income	(.24)	(.21)	(.24)	(.15)	(.10)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.21)	(.28) H	(.27)	(.18)	(.14)
Net asset value, end of period	$ 20.55	$ 24.12	$ 20.75	$ 17.18	$ 13.07
Total ReturnA, B, C	(6.25)%	17.71%	22.73%	33.06%	(.62)%
Ratios to Average Net AssetsE, G
Expenses before reductions	.83%	.81%	.82%	.84%	.86%
Expenses net of fee waivers, if any	.83%	.81%	.82%	.84%	.86%
Expenses net of all reductions	.82%	.81%	.81%	.84%	.85%
Net investment income (loss)	1.37%	1.38%	1.37%	1.20%	.85%
Supplemental Data
Net assets, end of period (000 omitted)	$ 212,181	$ 209,737	$ 153,940	$ 127,100	$ 98,808
Portfolio turnover rateF	53%	55%	55%	40%	76%

A Total returns do not include the effects of the separate sales charge and other fees assessed through Fidelity Systematic Investment Plans.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Total returns do not include the effect of the sales charges.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $.28 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class T

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.95	$ 20.61	$ 17.08	$ 12.99	$ 13.21
Income from Investment Operations
Net investment income (loss) C	.22	.21	.17	.12	.06
Net realized and unrealized gain (loss)	(1.66)	3.32	3.56	4.08	(.19)
Total from investment operations	(1.44)	3.53	3.73	4.20	(.13)
Distributions from net investment income	(.17)	(.13)	(.17)	(.08)	(.05)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.13) G	(.19)	(.20)	(.11)	(.09)
Net asset value, end of period	$ 20.38	$ 23.95	$ 20.61	$ 17.08	$ 12.99
Total ReturnA, B	(6.62)%	17.21%	22.11%	32.46%	(1.05)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of fee waivers, if any	1.23%	1.27%	1.28%	1.29%	1.29%
Expenses net of all reductions	1.23%	1.27%	1.27%	1.28%	1.28%
Net investment income (loss)	.97%	.92%	.91%	.76%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,482	$ 23,443	$ 22,903	$ 14,874	$ 11,251
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.13 per share is comprised of distributions from net investment income of $.165 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class B

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.76	$ 20.41	$ 16.87	$ 12.82	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.64)	3.29	3.53	4.04	(.19)
Total from investment operations	(1.54)	3.39	3.61	4.08	(.20)
Distributions from net investment income	(.01)	-	(.04)	-G	-
Distributions from net realized gain	(1.97)	(.04)	(.03)	(.03)	(.02)
Total distributions	(1.98)	(.04)	(.07)	(.03)	(.02)
Net asset value, end of period	$ 20.24	$ 23.76	$ 20.41	$ 16.87	$ 12.82
Total ReturnA, B	(7.10)%	16.60%	21.52%	31.87%	(1.57)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of fee waivers, if any	1.77%	1.77%	1.77%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.44%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 467	$ 682	$ 705	$ 826	$ 776
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class C

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.28	$ 16.83	$ 12.81	$ 13.04
Income from Investment Operations
Net investment income (loss) C	.10	.10	.08	.04	(.01)
Net realized and unrealized gain (loss)	(1.62)	3.26	3.51	4.04	(.19)
Total from investment operations	(1.52)	3.36	3.59	4.08	(.20)
Distributions from net investment income	(.08)	(.09)	(.11)	(.03)	-
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.03)
Total distributions	(2.04) G	(.15)	(.14)	(.06)	(.03)
Net asset value, end of period	$ 19.93	$ 23.49	$ 20.28	$ 16.83	$ 12.81
Total ReturnA, B	(7.09)%	16.62%	21.52%	31.89%	(1.58)%
Ratios to Average Net AssetsD, F
Expenses before reductions	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of fee waivers, if any	1.75%	1.76%	1.77%	1.77%	1.78%
Expenses net of all reductions	1.75%	1.76%	1.75%	1.77%	1.77%
Net investment income (loss)	.45%	.43%	.42%	.27%	(.07)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,879	$ 22,094	$ 11,119	$ 4,775	$ 3,030
Portfolio turnover rateE	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $2.04 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $1.965 per share.

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class I

Years ended September 30,	2015	2014	2013	2012	2011
Selected Per-Share Data
Net asset value, beginning of period	$ 25.10	$ 21.56	$ 17.84	$ 13.58	$ 13.82
Income from Investment Operations
Net investment income (loss) B	.38	.35	.29	.21	.15
Net realized and unrealized gain (loss)	(1.77)	3.49	3.72	4.26	(.20)
Total from investment operations	(1.39)	3.84	4.01	4.47	(.05)
Distributions from net investment income	(.14)	(.23)	(.26)	(.18)	(.15)
Distributions from net realized gain	(1.97)	(.06)	(.03)	(.03)	(.04)
Total distributions	(2.10) F	(.30) G	(.29)	(.21)	(.19)
Net asset value, end of period	$ 21.61	$ 25.10	$ 21.56	$ 17.84	$ 13.58
Total ReturnA	(6.06)%	17.93%	22.82%	33.17%	(.50)%
Ratios to Average Net AssetsC, E
Expenses before reductions	.65%	.68%	.71%	.75%	.74%
Expenses net of fee waivers, if any	.64%	.68%	.71%	.75%	.74%
Expenses net of all reductions	.63%	.67%	.70%	.75%	.73%
Net investment income (loss)	1.56%	1.52%	1.48%	1.29%	.97%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,760	$ 33,013	$ 266,008	$ 223,854	$ 179,641
Portfolio turnover rateD	53%	55%	55%	40%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.10 per share is comprised of distributions from net investment income of $.139 and distributions from net realized gain of $1.965 per share.

G Total distributions of $.30 per share is comprised of distributions from net investment income of $.231 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Fidelity Advisor Diversified Stock Fund Class Z

Years ended September 30,	2015	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 25.09	$ 21.56	$ 21.44
Income from Investment Operations
Net investment income (loss) D	.41	.40	.04
Net realized and unrealized gain (loss)	(1.76)	3.47	.08
Total from investment operations	(1.35)	3.87	.12
Distributions from net investment income	(.31)	(.27)	-
Distributions from net realized gain	(1.97)	(.06)	-
Total distributions	(2.27) I	(.34) J	-
Net asset value, end of period	$ 21.47	$ 25.09	$ 21.56
Total ReturnB, C	(5.94)%	18.10%	.56%
Ratios to Average Net AssetsE, H
Expenses before reductions	.51%	.51%	.52%A
Expenses net of fee waivers, if any	.51%	.51%	.52%A
Expenses net of all reductions	.51%	.51%	.50%A
Net investment income (loss)	1.69%	1.68%	1.36%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 83	$ 119	$ 101
Portfolio turnover rateF	53%	55%	55%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to September 30, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Total distributions of $2.27 per share is comprised of distributions from net investment income of $.309 and distributions from net realized gain of $1.965 per share.

J Total distributions of $.34 per share is comprised of distributions from net investment income of $.273 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended September 30, 2015

1. Organization.

Fidelity Advisor Diversified Stock Fund (the Fund) is a fund of Fidelity Destiny Portfolios (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is authorized to issue an unlimited number of shares.

The Fund offers six classes of shares, Class O, Class A (formerly Class N), Class T, Class C, Class I (formerly Institutional Class) and Class Z, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

On September 29, 2006, the President signed into law the Military Personnel Financial Services Protection Act (the "Act") which prohibits the issuance or sale of new periodic payment plans, such as Destiny Plans. Effective October 27, 2006, shares of Class A and Class O are no longer offered to the general public through Fidelity Systematic Investment Plans. The Act does not alter the rights or obligations, including rights of redemption, of existing Destiny Planholders. Planholders can continue to contribute to existing Destiny Plans I:O and Destiny Plans I:N.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Amount or Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Equities	$ 29,469,311	Discount rate	Discount for lack of marketability	10.0%	Decrease
		Expected distribution	Recovery rate	0.0%	Increase
		Last transaction price	Transaction price	$0.50 - $71.15 / $70.55	Increase
		Market comparable	EV/EBITDA multiple	8.4 - 10.1 / 9.1	Increase
			Discount for lack of marketability	15.0%	Decrease
			Discount rate	15.0%	Decrease

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of September 30, 2015, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of September 30, 2015, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures contracts, partnerships, market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 243,030,626
Gross unrealized depreciation	(214,768,201)
Net unrealized appreciation (depreciation) on securities	$ 28,262,425
Tax Cost	$ 1,750,387,187

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,540,563
Undistributed long-term capital gain	$ 92,227,976
Net unrealized appreciation (depreciation) on securities and other investments	$ 28,268,892

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	September 30, 2015	September 30, 2014
Ordinary Income	$ 25,946,174	$ 31,000,580
Long-term Capital Gains	172,571,626	-
Total	$ 198,517,800	$ 31,000,580

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period, the Fund recognized net realized gain (loss) of $1,325,007 related to investments in futures contracts. This amount is included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,078,186,042 and $1,276,868,552, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .17% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .42% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 563,706	$ 14,401
Class T	.25%	.25%	154,228	1,020
Class B	.75%	.25%	6,173	4,648
Class C	.75%	.25%	252,681	84,879
			$ 976,788	$ 104,948

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 46,189
Class T	9,026
Class B*	171
Class C*	6,758
$ 62,144

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for Class O, Class A, Class T, Class B, Class C, Class I and Class Z. FIIOC receives account fees and asset-based fees that vary according to account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC does not receive a fee for Class O Destiny Plan accounts. FIIOC receives an asset-based fee of Class Z's average net assets. In addition, FIIOC pays for typesetting, printing, and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class O	$ 717,618.04
Class A	261,206.12
Class T	83,370.27
Class B	1,861.30
Class C	73,563.29
Class I	83,456.18
Class Z	51.05
	$ 1,221,125

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,428 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 73,832,000.37%		$ 1,504

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $169,730.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,152 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $504,813, including $10,168 from securities loaned to FCM.

Annual Report

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83,243 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,307 and a portion of class-level operating expenses as follows:

Amount
Class O	$ 3,023
Class A	1,612
Class T	298
Class B	1
Class C	253
Class I	3,800
$ 8,987

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended September 30,	2015	2014
From net investment income
Class O	$ 23,240,677	$ 20,292,162
Class A	2,228,099	1,695,781
Class T	185,875	135,608
Class B	286	-
Class C	80,262	52,602
Class I	209,650	2,947,631
Class Z	1,325	1,273
Total	$ 25,946,174	$ 25,125,057
From net realized gain
Class O	$ 147,315,868	$ 4,844,120
Class A	18,017,348	536,822
Class T	2,213,599	63,347
Class B	56,242	1,072
Class C	1,996,392	50,345
Class I	2,963,753	379,516
Class Z	8,424	301
Total	$ 172,571,626	$ 5,875,523

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class O
Shares sold	2,287,530	6,208,263	$ 53,641,943	$ 147,701,200
Reinvestment of distributions	6,840,387	990,107	153,635,091	22,079,128
Shares redeemed	(17,121,478)	(8,041,994)	(390,687,724)	(188,558,417)
Net increase (decrease)	(7,993,561)	(843,624)	$ (183,410,690)	$ (18,778,089)
Class A
Shares sold	3,109,762	2,532,698	$ 72,097,550	$ 57,537,080
Reinvestment of distributions	911,032	97,921	20,033,590	2,152,552
Shares redeemed	(2,391,662)	(1,354,861)	(54,542,127)	(31,107,890)
Net increase (decrease)	1,629,132	1,275,758	$ 37,589,013	$ 28,581,742
Class T
Shares sold	734,570	491,974	$ 16,881,464	$ 11,365,600
Reinvestment of distributions	97,386	8,484	2,130,797	186,233
Shares redeemed	(364,096)	(632,605)	(8,173,269)	(13,745,072)
Net increase (decrease)	467,860	(132,147)	$ 10,838,992	$ (2,193,239)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended September 30,	2015	2014	2015	2014
Class B
Shares sold	3,301	8,702	$ 77,862	$ 196,288
Reinvestment of distributions	2,423	41	52,867	1,000
Shares redeemed	(11,358)	(14,591)	(258,989)	(321,642)
Net increase (decrease)	(5,634)	(5,848)	$ (128,260)	$ (124,354)
Class C
Shares sold	407,214	583,896	$ 9,151,851	$ 13,207,548
Reinvestment of distributions	86,086	4,345	1,849,987	95,646
Shares redeemed	(285,644)	(196,005)	(6,367,594)	(4,414,141)
Net increase (decrease)	207,656	392,236	$ 4,634,244	$ 8,889,053
Class I
Shares sold	1,334,628	1,125,237	$ 32,026,397	$ 26,600,079
Reinvestment of distributions	131,239	145,882	3,031,625	3,273,561
Shares redeemed	(710,295)	(12,293,029)	(16,937,834)	(295,317,998)
Net increase (decrease)	755,572	(11,021,910)	$ 18,120,188	$ (265,444,358)
Class Z
Shares sold	1	-	$ 26	$ -
Reinvestment of distributions	425	69	9,749	1,574
Shares redeemed	(1,307)	-	(32,087)	-
Net increase (decrease)	(881)	69	$ (22,312)	$ 1,574

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Destiny Portfolios and Shareholders of Fidelity Advisor Diversified Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Diversified Stock Fund (the Fund), a fund of Fidelity Destiny Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Diversified Stock Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 18, 2015

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014), a Director of FMR (investment adviser firm, 2007-2014), and a Director of FMR Co., Inc. (investment adviser firm, 2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Marc R. Bryant (1966)
Year of Election or Appointment: 2015 Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and Chief Legal Officer of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2015 Vice President

Mr. Goebel serves as an officer of other funds and is an employee of Fidelity Investments (2001-present). Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of certain Fidelity funds (2008-2015), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Melissa M. Reilly (1971)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds
Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).
Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (Japan) Limited (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), Pyramis Global Advisors, LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2015 $104,878,751, or, if subsequently determined to be different, the net capital gain of such year.

Class O designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class O designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2016 of the amounts for use in preparing 2015 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified Stock Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2015 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; and (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, and compliance capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) reducing management fees and total expenses for certain index funds and diversified international funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching active fixed-income exchange-traded funds; (viii) continuing to develop, acquire and implement systems and technology to improve services to the funds and information security and to increase efficiency; (ix) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (x) modifying the eligibility criteria for certain share classes to accommodate roll-over assets from employer-sponsored retirement plans; (xi) launching a new Class W of the Freedom Index Funds to attract and retain Fidelity record-kept retirement plan assets; and (xii) implementing changes to Fidelity's money market product line in response to recent money market regulatory reforms.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Advisor Diversified Stock Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure without taking into account performance adjustments, if any. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified Stock Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2014.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and other Fidelity fund boards to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. Committee focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Class I, Class Z, and Class O ranked below its competitive median for 2014 and the total expense ratio of Class T ranked above its competitive median for 2014. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Class T was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins, with particular focus on certain funds with negative margins; (vi) the realization of fall-out benefits in certain Fidelity business units; (vii) economies of scale and the way in which they are shared with fund shareholders; (viii) Fidelity's group fee structures, including the group fee schedule of breakpoints; (ix) the impact of cost containment measures on the funds; and (x) the transfer agent fee structure.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
FMR Investment Management (U.K.) Limited
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

Item 2. Code of Ethics

As of the end of the period, September 30, 2015, Fidelity Destiny Portfolios (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Capital Development Fund and Fidelity Advisor Diversified Stock Fund (the "Funds"):

Services Billed by Deloitte Entities

September 30, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$55,000	$-	$6,700	$1,300
Fidelity Advisor Diversified Stock Fund	$57,000	$-	$8,400	$1,100

September 30, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Capital Development Fund	$53,000	$-	$6,400	$1,200
Fidelity Advisor Diversified Stock Fund	$56,000	$-	$7,400	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	September 30, 2015A	September 30, 2014A
Audit-Related Fees	$-	$150,000
Tax Fees	$10,000	$-
All Other Fees	$175,000	$745,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	September 30, 2015 A	September 30, 2014 A
Deloitte Entities	$325,000	$1,975,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Destiny Portfolios

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	November 25, 2015
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	November 25, 2015